                                   SEMIANNUAL REPORT JANUARY 31, 2003

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS  (LOGO)

STRATEGIC PARTNERS
CONSERVATIVE GROWTH FUND

Objective: Seeks Current Income and a Reasonable
Level of Capital Appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Conservative Growth Fund's investment objective is current income and a reasonable level of capital appreciation. The Fund is designed for investors who want investment professionals to make their asset allocation decisions, that is, it invests in a diversified portfolio of fixed income securities and stocks. The
Fund is periodically rebalanced in accordance with its asset allocation strategy. There can be no assurance that the Fund will achieve its investment objective.


ABSOLUTE AND RELATIVE PERFORMANCE
We evaluate an investment's performance in two ways.
The first considers how much more (or less) an investment is worth at the end of a reporting period.
This is known as absolute performance. The second compares whether you did better (or worse) than the market average (the benchmark index) or the average return of comparable funds (the Lipper Average) regardless of your gain or loss. This is called relative performance.

Three factors determine the absolute return of an asset allocation fund: the asset allocation, the return for each asset class, and the relative performance of the investment advisers for the different asset classes. The fund's return is higher when the advisers outperform their asset class average than when they underperform them. This
"adviser contribution" has a greater impact in the asset classes with larger allocations.

This is why, in the discussion of the performance of your Strategic Partners Asset Allocation Fund, we may say, for example, that the Fund's large allocation to a low-performing asset class hurt its return even though the advisers' relative perform-ance had a positive impact.

                        www.strategicpartners.com   (800) 225-1852

Semiannual Report    January 31, 2003

    Cumulative Total Returns1                       As of 1/31/03

                             Six Months   One Year   Three Years  Since Inception2
Class A                        3.17%        -6.18%     0.34%         11.48%
Class B                        2.79         -6.91     -1.83           8.07
Class C                        2.79         -6.91     -1.83           8.07
Class Z                        3.29         -5.95      0.96          12.59
S&P 500 Index3                -5.26        -23.01    -36.01         -22.21
Lipper Balanced Funds Avg.4   -1.97        -12.15    -12.53          -3.61

Average Annual Total Returns1                      As of 12/31/02

                               One Year    Three Years    Since Inception2
Class A                         -12.21%      -2.31%           1.40%
Class B                         -12.69       -2.20            1.72
Class C                         -10.01       -1.68            1.68
Class Z                          -7.27       -0.42            2.92
S&P 500 Index3                  -22.09      -14.54           -5.35
Lipper Balanced Funds Avg.4     -11.71       -4.97           -0.67

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares, and a distribution and service 12b-1 fee of 0.30% annually. In some limited circumstances, Class
A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year.
Class B shares are subject to a sales charge CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1.00% annually. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception date: 11/18/98. 3The Standard
& Poor's 500 Composite Stock Price Index (S&P 500
Index) is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. Investors cannot invest directly in an index. 4The Lipper Average represents returns based on an average of all funds in the Lipper Balanced Funds category for the periods noted.
Funds in the Lipper Balanced Funds Average seek to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds.
Typically, the stock:bond ratio ranges around
60%:40%. The returns for the S&P 500 Index and Lipper
Balanced Funds Average would be lower if they included the effects of sales charges or taxes, or in the case of the S&P 500 Index, operating expenses.

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS  (LOGO)

                                     March 14, 2003

DEAR SHAREHOLDER,
Securities markets were extraordinarily volatile between August 2002 and January 2003, the semiannual reporting period of the Strategic Partners
Conservative Growth Fund. As stock prices dropped sharply around the world, investors looked for less volatile securities, pushing bond prices up. The
Fund's above-average 60% allocation to bonds and the strong performance of its investment-grade bond portfolio resulted in a moderate gain (3.17%), a much better performance than the Lipper Balanced Funds
Average (-1.97%) or the Standard & Poor's 500 Index
(-5.26%). In the following report, its investment advisers describe the different factors affecting the Fund's return this reporting period.

The recent large swings of stock and bond prices suggest that some people abandoned their investment plans because of market turbulence or economic and geopolitical uncertainty. We recommend that you make any change to your investment strategy in consultation with a financial professional and that you base it on sound financial principles.

In March 2003, I was named President of the Strategic
Partners Asset Allocation Funds. I strongly believe in the value of these funds' selection of asset allocations for different risk tolerances. What really sets the funds apart, however, is the stringent screening process that we use to select and monitor their subadvisers. This assures you that the funds' managers will adhere to their specific investment disciplines, which is especially important when trying to maintain a consistent strategy in today's turbulent market. We appreciate your continued confidence in us.

Sincerely,


Judy A. Rice, President
Strategic Partners Asset Allocation Funds

2

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Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Semiannual Report    January 31, 2003

INVESTMENT ADVISERS' REPORT

A BRIEF UPSWING
If the securities markets during the last years of the 20th century were driven largely by dreams of gains, the markets during the six months that ended in January 2003 were driven largely by fears of losses. As the reporting period began, stock markets around the world were in a decline of historic proportion. Investors lost confidence in corporations' financial reporting and in analysts' earnings forecasts. Slower-than-expected economic growth and concern about a possible war in Iraq also suppressed investment in stocks.

By October, shares looked inexpensive, given forecasts for 2003 corporate earnings and the low yields on alternative fixed income investments. In addition, positive reports from technology executives fueled hopes that demand might recover, setting the scene for a brief upswing in October and November
2002 largely driven by stocks that were rebounding from steep declines earlier in the year. The rebound of stocks in past economic recoveries has often been swift. Investors, particularly institutional investors, didn't want to be left out if that happened again, and the market rose quickly as they rebuilt their portfolios.

Sectors that had become relatively inexpensive in the bear market earlier in the year--technology, utilities, and producer durables--had substantial rebounds, while consumer staples, which had not been hurt as much in the falling market, shared only briefly in the rally. Then reports of slow retail sales in December chilled stock investors' enthusiasm again. Over the full reporting period, energy, technology, and healthcare stocks performed best, and consumer staples performed poorly. Although there were marked differences between sector returns, the differences between value and growth stocks and between small and large caps were small relative to the broad market decline.

Stock markets in developed countries around the world fared even worse than U.S. stocks. The loss of U.S.
confidence discouraged investors nearly

                                                     3

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Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Semiannual Report    January 31, 2003

everywhere, particularly as none of the largest economies in the world looked strong. The fear of war was another factor affecting foreign markets.

The same uncertainties that drove the changes in stock prices caused bonds to shift direction, albeit not to the same extent. A flight to safety from stocks increased demand for bonds, pushing their prices up. Moreover, in November 2002, the Federal
Reserve again eased short-term interest rates, further elevating bond prices. The prices of the safest investments, such as U.S. Treasury bonds, rose early in 2002 and had become quite high by the beginning of our reporting period. During the fourth quarter of 2002, investors renewed their interest in relatively inexpensive corporate bonds, causing a catch-up spurt in their prices compared to Treasuries.

Their greater volatility worked in favor of high yield ("junk") bonds over this period. These are bonds of companies that have to pay high interest rates because of concerns about their ability to redeem the bonds at maturity. Investors had been frightened away from them by the two largest bankruptcies ever--Enron Corporation and WorldCom-- and several other prominent corporate casualties.
As the reporting period progressed, corporate officers made the newly required certifications of their companies' financial statements, and some companies changed auditors and/or announced more conservative accounting practices. These improvements in oversight practices, plus continued--albeit uncertain--economic growth, increased confidence that most of the large negative surprises were behind us.
The low prices on junk bonds attracted investors, who bid their prices up. They outperformed the other asset classes in the Fund by a considerable margin.

YOUR FUND'S PERFORMANCE
Asset allocation was the critical factor in the Fund's return, even more than usual. All of the equity classes lost ground, but both bond classes had large gains, and the Fund maintains a larger allocation to fixed income investments than most balanced funds. High yield bonds returned almost 12%.
With 20% of the Fund's net assets allocated to the asset class, they helped offset the negative impact of the stock allocations even though the Fund's

4

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                      www.strategicpartners.com    (800) 225-1852

Asset Class Index Returns    As of 1/31/03

                   (CHART)

The chart above shows returns for the six months ended January 31, 2003, of various securities indexes, which are generally considered representative of the market sectors in which the fund may invest.

Source: Prudential Investments LLC, Lipper Inc., and
Lehman Brothers.

The performance cited does not represent the performance of the Strategic Partners Conservative
Growth Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 1000 Value Index comprises those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 1000 Growth Index comprises those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Lehman Brothers Aggregate Bond Index gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S.
Corporate High Yield Index gives a broad look at how high yield ("junk bonds") have performed.

                                                    5

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Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Semiannual Report    January 31, 2003

high yield bond holdings trailed the Lehman Brothers
U.S. Corporate High Yield Bond Index by a moderate amount.

The Fund's investment-grade bonds made an even greater positive contribution. The Fund had a larger allocation to investment-grade bonds than to high yield bonds. Although investment-grade bonds did not perform as well as high yield, the Fund's investment-grade holdings outperformed the Lehman Brothers
Aggregate Bond Index, a broad measure of the fixed income market, by a substantial amount. The primary reasons for the strong result were good selection among corporate bonds and exposure to foreign bonds, particularly German government bonds and Brazilian bonds. The portfolio also had more exposure to changes in interest rates than the Lehman Brothers
Aggregate Bond Index. As interest rates fell, the prices of existing bonds rose, adding a significant capital gain to the portfolio. The adviser magnified the impact by emphasizing intermediate maturity securities, where interest rates fell most. The gains on both bond allocations together almost offset the losses on the Fund's stock allocations.

The Fund has modest allocations to U.S. large-cap growth and value stocks. The Russell 1000 Value Index held up slightly better than the Russell 1000 Growth
Index. This small style advantage was overshadowed by a strong relative performance by the Fund's large-cap value holdings, which focused on media firms, including The
News Corporation and EchoStar Communications.
Stronger-than-expected advertising rates and the prospect of rising advertising volume helped media stocks generally. Moreover, EchoStar announced a surprise repurchase of more than 10% of its outstanding shares from Vivendi Universal. The Fund's value adviser had a substantial emphasis on technology, buying positions in leading firms inexpensively after the prolonged bear market in technology stocks. Positions in Hewlett-Packard,
Xerox, BMC Software, and Cisco Systems had large gains during the period.

The Fund's large-cap growth holdings trailed the
Russell 1000 Growth Index, hurt by weak technology
and healthcare selections. The poorest performers in
these sectors were the semiconductor firms Texas
Instruments and TMicroelectronics, and in healthcare
company Baxter International. The Fund's
                  www.strategicpartners.com    (800) 225-1852

holdings were also hurt by a sizable commitment to the retail chain Kohl's, whose stock fell sharply because of poor retail sales in the fourth quarter of 2002.

The fixed 10% of the Fund's investments allocated to small/mid-cap stocks is a permanent overweighting within its overall equity allocation. Small caps make up about a quarter of the Fund's equity allocation compared to about 8% small caps in the Russell 3000, which represents the overall U.S. equity market.
In this reporting period, small-cap stocks declined somewhat less than stocks of larger companies.

In fact, small-cap growth stocks held up better than all the other equity asset classes in the Fund.
Small-cap profitability in the fourth quarter of 2002, particularly earnings of technology companies, improved more than analysts expected. The Fund's small-cap value portfolio performed substantially better than its asset class overall, while the small-cap growth portfolio trailed its market by a much smaller margin.

The small-cap value holdings' exceptionally large outperformance was driven by a focus on the healthcare sector. The subadviser managing these investments believes that certain stocks in the healthcare industry may benefit from many developed countries' aging populations. A strong selection of healthcare stocks, including Covance and
Pharmaceutical Product Development, had gains even in this period's weak markets. Both offer outsourced research services to drug companies and both reported positive financial results. Another top contributor was Pediatrix Medical Group, which manages hospital pediatric units.

The Fund changed subadvisers for its small-cap growth stocks during the period. Averaged over the period, the small-cap growth holdings focused on technology and healthcare stocks and underweighted financials.
Gains on some technology positions were outweighed by the more mixed performance of its healthcare holdings, but the margin by which the Fund trailed its market had a negligible impact on its overall return.

Strategic Partners Conservative Growth Fund
Management Team
                                              7

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Semiannual Report    January 31, 2003

WHAT IS AN ASSET ALLOCATION FUND?
Diversification--spreading your investments over many different securities--is a basic principle of investing. It helps to reduce the overall risk of your portfolio. Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities. When you own a large number of different securities, the impact of any one security on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds, value and growth stocks, and investment-grade and high yield bonds--it is less likely that all the securities you own will move in the same direction at one time.
Strategic Partners Asset Allocation Funds provide more of this buffer than funds investing in only one asset class. We believe this will result in more consistent returns over time.

REBALANCING
The Strategic Partners Conservative Growth Fund has a target allocation for each asset class. As some asset classes perform better than others, the portfolio will drift from this original target: asset classes with the best performance will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance. This not only keeps your risk exposure from changing too much, but it may reduce the average cost of our investments and increase our average selling price over time.

Although an individual investor can diversify and rebalance, it would require a large investment to own the range of asset classes represented in the Strategic Partners Conservative Growth Fund.
Moreover, calculating the amounts to allocate to each kind of security in a rebalancing would be difficult.
Strategic Partners Asset Allocation Funds do it all for you.

8

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                www.strategicpartners.com    (800) 225-1852

Glossary of Terms
Asset classes are classifications of investments. The most basic classification of securities is among stocks, bonds, and money market investments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions. Bonds are loans to a company, government, or agency. They carry a fixed interest rate or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid. Generally, bond prices fluctuate with current interest rates and with events that affect the debtor's prospects of repaying the loan. Money market instruments are short-term loans that mature in 13 months or less. Bonds and money market instruments are called fixed income securities.
High yield bonds are also known as "junk bonds."
They are subject to greater risk of loss of principal and interest, including default risk, than higher-rated bonds.

Strategic Partners Conservative Growth Fund
Diversification Target

                    (Chart)

                                 SEMIANNUAL REPORT JANUARY 31, 2003

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS (LOGO)

STRATEGIC PARTNERS
CONSERVATIVE GROWTH FUND

                                 Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited)

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  85.5%
COMMON STOCKS  36.3%
-------------------------------------------------------------------------------------
Aerospace/Defense  1.2%
      6,200      Aeroflex, Inc.(a)                                  $         49,600
      3,600      Cubic Corp.                                                  72,432
      6,200      General Dynamics Corp.                                      410,068
      5,000      Herley Industries, Inc.                                      79,250
      5,400      Lockheed Martin Corp.                                       275,670
      1,300      Moog, Inc. (Class A Stock)(a)                                41,470
      7,800      Northrop Grumman Corp.                                      712,998
                                                                    ----------------
                                                                           1,641,488
-------------------------------------------------------------------------------------
Apparel  0.1%
     14,700      Ashworth, Inc.(a)                                            93,198
-------------------------------------------------------------------------------------
Automobiles  0.4%
      7,100      Harley-Davidson, Inc.                                       296,638
      5,800      Navistar International Corp.(a)                             139,606
      1,600      Winnebago Industries, Inc.                                   55,024
                                                                    ----------------
                                                                             491,268
-------------------------------------------------------------------------------------
Banks  1.5%
      9,200      Bank One Corp.                                              335,892
     12,100      Bank United Financial Corp.(a)                              191,180
     35,166      Citigroup, Inc.                                           1,209,007
      1,800      Commerce Bancorp, Inc.                                       79,002
      1,200      East West Bancorp, Inc.                                      41,952
      1,600      First Community Bancorp/CA                                   45,872
      1,800      Hibernia Corp. (Class A Stock)                               33,570
      3,300      R&G Financial Corp.                                          72,897
                                                                    ----------------
                                                                           2,009,372
-------------------------------------------------------------------------------------
Beverages  0.4%
      6,900      Anheuser-Busch Cos., Inc.                                   327,543
      5,100      Coca-Cola Co.                                               206,346
                                                                    ----------------
                                                                             533,889

    See Notes to Financial Statements                                     11

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Biotechnology  1.0%
      7,900      Acacia Research - CombiMatrix(a)                   $         23,700
     13,400      Amgen, Inc.(a)                                              682,864
      1,700      CV Therapeutics, Inc.(a)                                     28,560
        700      Digene Corp.(a)                                               8,022
      6,000      Embrex, Inc.(a)                                              62,034
      4,300      Exact Sciences Corp.(a)                                      38,528
      6,300      Genentech, Inc.(a)                                          231,462
      6,400      MedImmune, Inc.(a)                                          190,656
      6,600      Serologicals Corp.(a)                                        72,138
      4,200      Telik, Inc.(a)                                               47,292
                                                                    ----------------
                                                                           1,385,256
-------------------------------------------------------------------------------------
Building Products  0.1%
      4,900      Watsco, Inc.                                                 76,685
-------------------------------------------------------------------------------------
Chemicals  0.7%
      6,800      Dow Chemical Co.                                            197,608
     17,100      IMC Global, Inc.                                            167,067
     18,100      Lyondell Chemical Co.                                       231,861
      9,584      Monsanto Co.                                                169,158
      9,300      Nuco2, Inc.(a)                                               46,156
      2,300      Scotts Co. (Class A Stock)(a)                               117,852
      2,100      Valspar Corp.                                                89,250
                                                                    ----------------
                                                                           1,018,952
-------------------------------------------------------------------------------------
Commercial Services & Supplies  0.8%
     23,200      Administaff, Inc.(a)                                        116,000
     12,100      Allied Waste Industries, Inc.(a)                            118,338
      3,700      Bright Horizons Family Solutions, Inc.(a)                    98,790
      2,800      Coinstar, Inc.(a)                                            54,460
      2,000      Digitas, Inc.(a)                                              8,100
      4,000      Global Payments, Inc.(a)                                    114,120
      3,200      Kelly Services, Inc. (Class A Stock)                         66,880
      4,900      NDCHealth Corp.                                             106,526
      4,700      Republic Services, Inc.(a)                                   96,256
     10,600      Waste Management, Inc.                                      243,694
                                                                    ----------------
                                                                           1,023,164

    12                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Communications Equipment  0.9%
     46,600      3Com Corp.(a)                                      $        197,118
      4,000      Anaren Microwave, Inc.(a)                                    31,000
     44,000      Cisco Systems, Inc.(a)                                      588,280
     24,200      Nokia Corp., ADR (Finland)                                  348,238
                                                                    ----------------
                                                                           1,164,636
-------------------------------------------------------------------------------------
Computers & Peripherals  1.2%
     17,700      Dell Computer Corp.(a)                                      422,322
     45,334      Hewlett-Packard Co.                                         789,265
      3,900      IBM Corp.                                                   305,097
     13,400      Netscout Systems, Inc.(a)                                    53,734
      6,200      Paxar Corp.(a)                                               92,380
                                                                    ----------------
                                                                           1,662,798
-------------------------------------------------------------------------------------
Containers & Packaging  0.2%
      5,400      Temple-Inland, Inc.                                         233,388
-------------------------------------------------------------------------------------
Diversified Financials  2.2%
     18,000      American Express Co.                                        639,540
     12,600      AmeriCredit Corp.(a)                                         39,564
      3,400      Astoria Financial Corp.                                      88,230
      4,900      Eaton Vance Corp.                                           136,024
      5,000      Edwards (A.G.), Inc.                                        142,850
     10,200      Goldman Sachs Group, Inc.                                   694,620
      3,300      Jefferies Group, Inc.                                       129,195
      8,800      Lehman Brothers Holdings, Inc.                              479,864
      8,400      Merrill Lynch & Co., Inc.                                   294,168
      4,800      Principal Financial Group(a)                                137,280
      4,600      Raymond James Financial, Inc.                               117,300
        300      Saxon Capital, Inc.(a)                                        3,834
        600      Student Loan Corp.                                           57,468
                                                                    ----------------
                                                                           2,959,937
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.2%
      4,500      Applied Films Corp.(a)                                       72,900
      2,300      ESCO Technologies, Inc.(a)                                   79,580

    See Notes to Financial Statements                                     13

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     10,400      Tyco International Ltd.                            $        166,504
                                                                    ----------------
                                                                             318,984
-------------------------------------------------------------------------------------
Electric Utilities  0.6%
      3,600      Dominion Resources, Inc.                                    195,084
      5,100      FirstEnergy Corp.                                           159,120
     14,700      PG&E Corp.(a)                                               202,860
      4,300      PNM Resources, Inc.                                          90,773
      6,400      Public Service Enterprise Group, Inc.                       225,792
                                                                    ----------------
                                                                             873,629
-------------------------------------------------------------------------------------
Electrical Equipment  0.1%
      3,400      C&D Technologies, Inc.                                       58,990
      3,500      Harris Corp.                                                109,200
                                                                    ----------------
                                                                             168,190
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  0.5%
      1,700      Analogic Corp.                                               89,692
      3,400      Electro Scientific Industries, Inc.(a)                       61,438
      3,200      FLIR Systems, Inc.(a)                                       149,344
      8,900      Ingram Micro, Inc. (Class A Stock)(a)                       102,350
     15,000      Sanmina-SCI Corp.(a)                                         54,900
     75,400      Solectron Corp.(a)                                          270,686
                                                                    ----------------
                                                                             728,410
-------------------------------------------------------------------------------------
Energy Equipment & Services  1.5%
      3,400      Cal Dive International, Inc.(a)                              72,454
     16,200      ENSCO International, Inc.                                   436,428
     16,700      GlobalSantaFe Corp.                                         362,891
     13,500      Schlumberger Ltd.                                           508,950
     12,500      Superior Energy Services, Inc.(a)                            99,375
     11,500      TXU Corp.                                                   211,025
      7,600      Weatherford International Ltd. (Bermuda)(a)                 282,416
                                                                    ----------------
                                                                           1,973,539
-------------------------------------------------------------------------------------
Food & Drug Retailing  0.1%
      6,400      Walgreen Co.                                                185,600

    14                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Food Products  0.6%
     16,800      ConAgra Foods, Inc.                                $        412,104
     10,400      Sara Lee Corp.                                              207,376
      5,900      Kraft Foods, Inc.                                           187,915
      4,700      Stake Technology Ltd.(a)                                     14,476
                                                                    ----------------
                                                                             821,871
-------------------------------------------------------------------------------------
Gas Utilities  0.2%
      5,800      Oneok, Inc.                                                  99,470
      8,800      Sempra Energy                                               212,080
                                                                    ----------------
                                                                             311,550
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  0.7%
      2,300      Allergan, Inc.                                              139,541
      3,600      Atrix Labs, Inc.(a)                                          41,040
      7,100      Baxter International, Inc.                                  200,078
      5,800      Cooper Companies, Inc.                                      148,538
      3,700      Closure Medical Corp.(a)                                     37,925
      6,900      Conceptus, Inc.                                              58,650
      4,000      Diagnostic Products Corp.                                   140,120
     11,200      Quinton Cardiology Systems, Inc.(a)                          61,600
      1,600      Zoll Medical Corp.                                           63,904
                                                                    ----------------
                                                                             891,396
-------------------------------------------------------------------------------------
Health Care Providers & Services  1.1%
      1,500      Centene Corp.(a)                                             42,300
      8,300      Covance, Inc.(a)                                            223,934
     11,100      HCA, Inc.                                                   474,414
      1,300      Icon PLC(a)                                                  36,400
      4,500      Lincare Holdings, Inc.(a)                                   128,430
      4,300      Pediatrix Medical Group, Inc.(a)                            158,025
      7,100      Pharmaceutical Product Development, Inc.(a)                 211,935
      6,700      Per-Se Technologies, Inc.(a)                                 54,136
      4,700      Quintiles Transnational Corp.(a)                             59,737
      1,700      Service Corp. International(a)                                5,627
      7,800      Tenet Healthcare Corp.(a)                                   140,322
                                                                    ----------------
                                                                           1,535,260

    See Notes to Financial Statements                                     15

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure  1.0%
      4,800      Brinker International, Inc.(a)                     $        142,800
      2,500      CEC Entertainment, Inc.(a)                                   70,725
     10,000      Marriott International, Inc. (Class A Stock)                312,000
     22,800      McDonald's Corp.                                            324,672
      2,400      Rare Hospitality International, Inc.(a)                      68,400
      9,800      Scientific Games Corp.(a)                                    57,820
      4,000      Sonic Corp.(a)                                               90,960
     11,100      Starbucks Corp.(a)                                          252,192
      5,400      WMS Industries, Inc.(a)                                      62,694
                                                                    ----------------
                                                                           1,382,263
-------------------------------------------------------------------------------------
Household Durables  0.5%
      8,500      D.R. Horton, Inc.                                           162,350
      3,300      Harman International Industries, Inc.                       202,950
      7,000      Hovnanian Enterprises, Inc. (Class A Stock)(a)              203,910
      1,700      Snap-On, Inc.                                                43,350
                                                                    ----------------
                                                                             612,560
-------------------------------------------------------------------------------------
Household Products  0.2%
      3,700      The Procter & Gamble Co.                                    316,609
-------------------------------------------------------------------------------------
Industrial Conglomerates  0.4%
      4,200      3M Co.                                                      523,110
-------------------------------------------------------------------------------------
Insurance  2.3%
      6,700      Allstate Corp.                                              235,773
     10,462      American International Group, Inc.                          566,203
      9,800      American Medical Security Group, Inc.(a)                    135,632
      3,700      Commerce Group, Inc.                                        128,390
     13,800      Hartford Financial Services Group, Inc.                     575,184
      5,100      Lincoln National Corp.                                      164,475
      4,300      Loews Corp.                                                 189,286
      4,600      Philadelphia Consolidated Holding Corp.(a)                  153,318
      3,200      ProAssurance Corp.(a)                                        74,336
      2,600      Protective Life Corp.                                        70,538

    16                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      7,000      Scottish Annuity & Life Holdings, Ltd. (Cayman
                  Islands)                                          $        125,300
     10,000      XL Capital Ltd. (Cayman Islands) (Class A Stock)            750,600
                                                                    ----------------
                                                                           3,169,035
-------------------------------------------------------------------------------------
Internet & Catalog Retail  0.1%
        500      eBay, Inc.(a)                                                37,580
      6,500      School Specialty, Inc.(a)                                   128,050
                                                                    ----------------
                                                                             165,630
-------------------------------------------------------------------------------------
Internet Software & Services  0.1%
      2,600      FindWhat.com(a)                                              20,072
     19,300      Looksmart Ltd.(a)                                            58,865
     11,800      Matrixone, Inc.(a)                                           57,466
     13,300      S1 Corp.(a)                                                  65,835
                                                                    ----------------
                                                                             202,238
-------------------------------------------------------------------------------------
Media  2.5%
      3,800      Clear Channel Communication, Inc.(a)                        152,304
     12,200      EchoStar Communications Corp. (Class A Stock)(a)            316,590
     11,800      Fox Entertainment Group, Inc.(a)                            326,034
      2,900      Knight-Ridder, Inc.                                         196,388
      6,400      Lamar Advertising Co.(a)                                    222,592
     24,400      Liberty Media Corp.(a)                                      243,268
      7,500      New York Times Co. (Class A Stock)                          366,300
      4,400      Omnicon Group, Inc.                                         265,320
     13,200      Regent Communications, Inc.(a)                               79,200
     15,900      Sinclair Broadcast Group, Inc. (Class A
                  Stock)(a)                                                  179,988
      2,500      Spanish Broadcasting System, Inc.                            18,875
     12,300      Univision Communications, Inc. (Class A
                  Stock)(a)                                                  324,228
     19,340      Viacom, Inc. (Class B Stock)(a)                             745,557
                                                                    ----------------
                                                                           3,436,644
-------------------------------------------------------------------------------------
Metals & Mining  0.1%
      5,600      Freeport-McMoRan Copper & Gold, Inc.
                  (Class A Stock)(a)                                         105,112
-------------------------------------------------------------------------------------
Office Electronics  0.2%
     28,400      Xerox Corp.                                                 251,340

    See Notes to Financial Statements                                     17

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Oil & Gas  1.6%
      3,200      Apache Corp.                                       $        199,712
      6,800      Baker Hughes, Inc.                                          205,768
     19,500      Grey Wolf, Inc.(a)                                           75,075
     11,000      Halliburton Co.                                             206,360
     11,100      Occidental Petroleum Corp.                                  324,231
      4,500      Swift Energy Co.(a)                                          42,750
      4,044      Total Fina SA, ADR (France)                                 274,628
      2,900      Total Fina SA (France) (Class B Stock)                      390,983
      4,700      Unit Corp.(a)                                                83,942
      4,900      Westport Resources Corp.(a)                                  98,196
      8,400      XTO Energy, Inc.                                            204,456
                                                                    ----------------
                                                                           2,106,101
-------------------------------------------------------------------------------------
Paper & Forest Products  1.0%
      8,700      Boise Cascade Corp.                                         208,017
     18,200      International Paper Co.                                     649,740
      9,200      Weyerhaeuser Co.                                            442,060
                                                                    ----------------
                                                                           1,299,817
-------------------------------------------------------------------------------------
Personal Products  0.3%
      6,400      The Gillette Co.                                            191,360
      4,600      Kimberly-Clark Corp.                                        213,072
                                                                    ----------------
                                                                             404,432
-------------------------------------------------------------------------------------
Pharmaceuticals  2.8%
     13,900      Abbott Laboratories                                         529,868
      3,100      Able Laboratories, Inc.(a)                                   35,538
     11,700      Atherogenics, Inc.(a)                                        88,335
      1,400      Barr Laboratories, Inc.(a)                                  110,670
      8,000      Bradley Pharmaceuticals(a)                                   90,000
     12,400      Bristol-Myers Squibb Co.                                    292,516
      3,400      Chattem, Inc.(a)                                             51,578
      3,300      Collagenex Pharmaceuticals, Inc.(a)                          32,406
      3,400      Connetics Corp.(a)                                           44,166
      4,000      Forest Laboratories Inc                                     207,000
     10,900      Johnson & Johnson                                           584,349

    18                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      5,800      K V Pharmaceutical Co.(a)                          $        106,372
      6,100      La Jolla Pharmaceutical Co.(a)                               48,678
      5,100      Nastech Pharmaceutical, Inc.(a)                              49,725
      1,600      NPS Pharmaceuticals, Inc.(a)                                 35,648
      9,550      Pfizer, Inc.                                                289,938
     13,075      Pharmacia Corp.                                             546,143
     11,600      Pozen, Inc.                                                  49,300
      3,000      Teva Pharmaceutical Inds. Ltd. (Israel)                     115,200
      4,900      Versicor, Inc.(a)                                            54,096
     11,300      Wyeth                                                       441,039
                                                                    ----------------
                                                                           3,802,565
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  0.1%
      1,400      Alexandria Real Estate Equities, Inc.                        57,890
      1,700      SL Green Realty Corp.                                        51,374
                                                                    ----------------
                                                                             109,264
-------------------------------------------------------------------------------------
Retail  2.4%
      4,500      Aaron Rents, Inc. (Class B Stock)                            87,570
     11,300      Bed Bath & Beyond, Inc.(a)                                  378,889
      7,300      Circuit City Stores-Circuit City Group                       43,727
      7,700      CSK Auto Corp.(a)                                            76,538
      7,600      Federated Department Stores, Inc.(a)                        197,752
      6,950      Fred's, Inc.                                                186,684
      4,100      Guitar Center, Inc.(a)                                       79,868
      3,400      HOT Topic, Inc.(a)                                           80,580
     10,000      Kirkland's, Inc.(a)                                         116,000
     11,000      Kohl's Corp.(a)                                             576,070
      5,800      Lowe's Companies, Inc.                                      198,244
      4,800      Movie Gallery, Inc.(a)                                       67,440
      2,800      Regis Corp.                                                  75,432
     12,800      Tiffany & Co.                                               297,600
     19,700      ToysR'Us, Inc.(a)                                           178,088
      2,400      Urban Outfitters, Inc.(a)                                    49,152
     12,600      Wal-Mart Stores, Inc.                                       602,280
                                                                    ----------------
                                                                           3,291,914

    See Notes to Financial Statements                                     19

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Semiconductor Equipment & Products  1.7%
    227,100      Agere Systems, Inc. (Class B Stock)(a)             $        395,154
     13,900      Applied Materials, Inc.(a)                                  166,383
     17,000      California Micro Devices Corp.(a)                            69,530
      4,600      DSP Group, Inc.(a)                                           76,222
      3,400      Exar Corp.(a)                                                44,030
     21,500      Genus, Inc.(a)                                               60,415
     27,200      Intel Corp.                                                 425,952
      2,200      KLA-Tencor Corp.(a)                                          71,808
     16,900      Kopin Corp.(a)                                               70,659
      8,200      Mykrolis Corp.(a)                                            59,532
      1,900      Power Integrations, Inc.(a)                                  41,059
     10,800      STMicroelectronics, NV, ADR (Netherlands)                   198,288
     13,500      Texas Instruments, Inc.                                     214,650
      7,900      Ultratech Stepper, Inc.(a)                                   92,825
     12,000      Xilinx, Inc.                                                237,480
      5,200      Zoran Corp.(a)                                               56,420
                                                                    ----------------
                                                                           2,280,407
-------------------------------------------------------------------------------------
Software  1.6%
      6,900      ActivCard Corp.(a)                                           52,785
      3,000      Business Objects SA, ADR (France)(a)                         48,150
      3,400      Cerner Corp.(a)                                             125,355
      2,800      Computer Programs & Systems, Inc.(a)                         66,553
     13,500      Concur Technologies, Inc.(a)                                 57,375
     10,000      Embarcadero Technologies, Inc.(a)                            70,000
     12,700      Entrust, Inc.(a)                                             33,896
     11,100      Legato Systems, Inc.(a)                                      55,833
     26,900      Logicvision, Inc.(a)                                         51,917
     14,400      Microsoft Corp.(a)                                          683,424
      9,400      Monolithic System Technology, Inc.(a)                        78,669
      4,700      Novellus Systems, Inc.(a)                                   138,415
     11,300      Opnet Technologies, Inc.(a)                                  92,683
      4,300      Systeme, Anwendungen, Produkte AG, ADR (Germany)            101,050
      3,700      Synopsys, Inc.(a)                                           143,079
     45,400      Tumbleweed Communications Corp.(a)                           63,605
      8,400      Verity, Inc.(a)                                             130,284

    20                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     27,600      VitalWorks, Inc.(a)                                $        107,088
      4,700      Websense, Inc.(a)                                            73,837
                                                                    ----------------
                                                                           2,173,998
-------------------------------------------------------------------------------------
Telecommunications  0.6%
     15,500      AT&T Corp.                                                  301,940
     15,700      BellSouth Corp.                                             357,646
        776      McLeodUSA, Inc. (Class A Stock)(a)                              182
        225      NTL, Inc.(a)                                                  3,143
      5,200      Verizon Communications, Inc.                                199,056
                                                                    ----------------
                                                                             861,967
-------------------------------------------------------------------------------------
Tobacco  0.2%
      5,200      Altria Group, Inc.                                          196,924
      5,800      Loews Corp. - Carolina Group                                118,378
                                                                    ----------------
                                                                             315,302
-------------------------------------------------------------------------------------
Transportation
      2,250      UTI Worldwide, Inc.                                          53,550
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  0.3%
     26,900      American Tower Corp., (Class A Stock)(a)                    136,652
     14,700      Vodafone Group Plc., (United Kingdom)                       277,095
                                                                    ----------------
                                                                             413,747
                                                                    ----------------
                 Total common stocks
                  (cost $52,726,407)                                      49,380,065
                                                                    ----------------
PREFERRED STOCKS  1.0%
-------------------------------------------------------------------------------------
Automobiles  0.1%
        300      Porsche AG (Germany)                                        119,472
-------------------------------------------------------------------------------------
Cable  0.6%
      3,770      CSC Holdings, Inc. 11.125%                                  364,748
      4,530      CSC Holdings, Inc. 11.75%                                   442,807
                                                                    ----------------
                                                                             807,555

    See Notes to Financial Statements                                     21

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Media  0.3%
     17,800      The News Corp. Ltd., ADR (Australia)               $        395,694
        500      Primedia, Inc. 10.00%                                        38,625
                                                                    ----------------
                                                                             434,319
-------------------------------------------------------------------------------------
Telecommunications
        350      McLeodUSA, Inc. 2.50%                                         1,148
                                                                    ----------------
                 Total preferred stocks
                  (cost $1,284,641)                                        1,362,494
                                                                    ----------------

                Principal
Moody's         Amount
Rating          (000)            Description
--------------------------------------------------------------------------------------------
CORPORATE BONDS  23.4%
-------------------------------------------------------------------------------------
Aerospace/Defense  0.1%
B2              $       20       Alliant Techsystems, Inc., Sr.
                                  Sub. Notes,
                                  8.50%, 5/15/11                                21,500
                                 K&F Industries, Sr. Sub. Notes,
B3                     100       9.25%, 10/15/07                               104,000
B3                      50       9.625%, 12/15/10                               52,250
                                                                      ----------------
                                                                               177,750
-------------------------------------------------------------------------------------
Airlines  0.2%
B1                     150       AMR Corp., Notes, MTN
                                  10.55%, 3/12/21                               41,388
B3                     100       Continental Airlines, Inc., Notes,
                                  8.00%, 12/15/05                               54,000
                                 Delta Air Lines, Inc., Notes,
Ba3                    125       6.65%, 3/15/04                                101,250
Ba3                     50       7.70%, 12/15/05                                36,500
Ba3                     50       8.30%, 12/15/29                                28,500
B2                     100       Northwest Airlines, Inc., Notes,
                                  8.70%, 3/15/07                                62,500
                                                                      ----------------
                                                                               324,138

    22                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Aluminum  0.1%
B1              $      110       Century Aluminum Co., Sr. Sec'd.
                                  Notes,
                                  11.75%, 4/15/08                     $        106,150
Caa1                    20       United States Can Co., Sr. Sub.
                                  Notes,
                                  12.375%, 10/1/10                              11,600
                                                                      ----------------
                                                                               117,750
-------------------------------------------------------------------------------------
Automotive Parts  0.7%
Ba2                     75       American Axle & Manufacturing,
                                  Inc.,
                                  Sr. Sub. Notes,
                                  9.75%, 3/1/09                                 80,719
Baa3                   150       ArvinMeritor, Inc., Notes,
                                  8.75%, 3/1/12                                159,000
Ba2                     15       AutoNation, Inc., Sr. Notes,
                                  9.00%, 8/1/08                                 15,600
Caa1                    50       Eagle Picher Industries, Inc., Sr.
                                  Sub. Notes,
                                  9.375%, 3/1/08                                37,000
Ba1                    200       Lear Corp., Gtd.,
                                  7.96%, 5/15/05                               210,500
Caa1                   100       Motors & Gears, Inc., Sr. Notes,
                                  10.75%, 11/15/06                              87,000
Ba3                    200       Navistar International
                                  7.00%, 2/1/03                                200,000
B3                     100       Rexnord Corp., Sr. Sub. Notes,
                                  10.125%, 12/15/12                            103,500
                                                                      ----------------
                                                                               893,319
-------------------------------------------------------------------------------------
Banks  0.1%
Ba2                    150       Sovereign Bancorp, Inc., Sr.
                                  Notes,
                                  10.25%, 5/15/04                              159,000
B1                      30       Western Financial Bank,
                                  Sub. Cap. Debs.,
                                  8.875%, 8/1/07                                29,437
                                                                      ----------------
                                                                               188,437

    See Notes to Financial Statements                                     23

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Building & Construction  0.3%
Ba2             $       30       Beazer Homes USA, Inc., Sr. Notes,
                                  8.375%, 4/15/12                     $         31,200
Ba1                    150       D.R. Horton., Inc., Sr. Notes,
                                  7.875%, 8/15/11                              150,000
Ba3                     65       KB Home, Sr. Sub. Notes,
                                  8.625%, 12/15/08                              67,925
B1                     160       Nortek, Inc., Sr. Sub. Notes, Ser.
                                  B,
                                  9.25%, 3/15/07                               162,600
                                                                      ----------------
                                                                               411,725
-------------------------------------------------------------------------------------
Cable  0.6%
NR                      50       Callahan Nordrhein Westfalen,
                                  (Germany), Sr. Disc. Notes,
                                  Zero Coupon (until 7/15/05),
                                  16.00%, 7/15/10(b)                             1,500
                                 Charter Communications Holdings,
                                  Sr. Disc. Notes,
                                  Zero Coupon (until 5/15/06),
Ca                     420       11.75%, 5/15/11                               138,600
                                 Sr. Notes,
Ca                     370       10.00%, 5/15/11                               179,450
B3                      75       Coaxial Communications, Inc., Sr.
                                  Notes,
                                  10.00%, 8/15/06                               69,469
B2                      50       CSC Holdings, Inc., Sr. Sub.
                                  Debs.,
                                  10.50%, 5/15/16                               51,500
Caa1                   100       International Wire Group, Inc.,
                                  Sr. Sub. Notes,
                                  11.75%, 6/1/05                                69,000
                                 Lin Holdings Corp.,
                                  Sr. Disc. Notes,
                                  Zero Coupon (until 3/1/03),
B3                      45       10.00%, 3/1/08                                 46,913
                                 Zero Coupon (until 3/10/03),
B3                     115       10.00%, 3/1/08                                117,300

    24                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B3              $      125       Paxson Communications Corp.,
                                  Sr. Sub. Notes,
                                  10.75%, 7/15/08                     $        125,000
B3                      75       Star Choice Communications,
                                  Sr. Sec'd. Notes,
                                  13.00%, 12/15/05                              71,250
                                                                      ----------------
                                                                               869,982
-------------------------------------------------------------------------------------
Chemicals  0.7%
B2                      75       Avecia Group PLC, Sr. Notes,
                                  11.00%, 7/1/09                                62,250
Baa3                   125       Ferro Corp., Sr. Notes,
                                  9.125%, 1/1/09                               136,172
                                 Huntsman ICI Chemicals, Inc.,
                                 Gtd. Notes,
Caa1                   185       10.125%, 7/1/09                               153,550
                                 IMC Global, Inc.,
Ba2                     50       11.25%, 6/1/11                                 53,500
                                 Sr. Notes, Ser. B,
Ba2                     20       10.875%, 6/1/08                                21,500
Ba2                     40       11.25%, 6/1/11                                 42,800
B2                     120       ISP Chemco, Inc., Sr. Sub. Notes,
                                  10.25%, 7/1/11                               126,600
B2                     295       Lyondell Chemical Co., Sr. Sub.
                                  Notes,
                                  10.875%, 5/1/09                              249,275
Caa2                    95       OM Group, Inc., Sr. Sub. Notes,
                                  9.25%, 12/15/11                               62,700
                                                                      ----------------
                                                                               908,347
-------------------------------------------------------------------------------------
Commercial Services  0.2%
B2                      50       Iron Mountain, Inc., Gtd. Notes,
                                  8.625%, 4/1/13                                52,875
B2                     175       RH Donnelley Financial Corp.,
                                  Sr. Sub. Notes,
                                  10.875%, 12/15/12                            192,500
                                                                      ----------------
                                                                               245,375

    See Notes to Financial Statements                                     25

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Computer Services  0.3%
B1              $       85       Amkor Tech, Inc., Sr. Notes,
                                  9.25%, 5/1/06                       $         80,325
B1                      70       Echostar Broadband Corp., Sr.
                                  Notes,
                                  10.375%, 10/1/07                              74,900
                                 Unisys Corp.,
                                  Sr. Notes,
Ba1                    150       7.25%, 1/15/05                                152,625
Ba1                     50       8.125%, 6/1/06                                 52,000
                                                                      ----------------
                                                                               359,850
-------------------------------------------------------------------------------------
Containers  0.8%
B2                      75       Anchor Glass Container Corp.,
                                  Sec'd. Notes,
                                  11.00%, 2/15/13                               75,000
B3                      75       Berry Plastics Corp., Sr. Sub.
                                  Notes,
                                  10.75%, 7/15/12                               79,500
B3                     125       BWAY Corp., Sr. Sub. Notes,
                                  10.00%, 10/15/10                             131,250
CCC+(Pound)            235       Graham Packaging, Sr. Disc. Notes,
                                  Ser. B,
                                  10.75%, 1/15/09                              227,950
B2                     100       Greif Brothers Corp., Sr. Sub.
                                  Notes,
                                  8.875%, 8/1/12                               105,500
B2                      30       Owens-Brockway Glass Containers,
                                  Sr. Sec'd. Notes
                                  8.75%, 11/15/12                               30,450
B2                      50       Radnor Holdings, Inc., Sr. Notes,
                                  10.00%, 12/1/03                               43,625
B3                      25       Riverwood International Corp., Sr.
                                  Notes,
                                  10.625%, 8/1/07                               25,750
B2                      50       Smurfit-Stone Container Corp.,
                                  Gtd.,
                                  8.25%, 10/1/12                                51,375
B2                     150       Stone Container Corp., Sr. Notes,
                                  8.375%, 7/1/12                               155,250
B2                     145       Stone Container Fin-Can (Canada),
                                  Gtd.,
                                  11.50%, 8/15/06                              153,700
                                                                      ----------------
                                                                             1,079,350

    26                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Electronics  0.4%
Ba2             $      150       Flextronics International Ltd.
                                  (Singapore),
                                  9.875%, 7/1/10                      $        161,250
NR                      75       Gentek, Inc., Gtd. Notes
                                  11.00%, 8/1/09(b)                              3,750
Ba3                    125       L-3 Communications Corp.,
                                  Sr. Sub. Notes,
                                  7.625%, 6/15/12                              130,625
Ba3                     25       PerkinElmer, Inc., Sr. Sub. Notes,
                                  8.875%, 1/15/13                               24,375
Ba2                    125       Sanmina-SCI Corp., Sec'd.,
                                  10.375%, 1/15/10                             130,000
Ba3                     75       TNP Enterprises, Inc., Sr. Sub.
                                  Notes,
                                  10.25%, 4/1/10                                74,250
                                                                      ----------------
                                                                               524,250
-------------------------------------------------------------------------------------
Energy  0.5%
                                 Calpine Corp.,
                                  Notes,
B1                     395       8.50%, 2/15/11                                181,700
                                 Sr. Notes,
B1                      50       8.75%, 7/15/07                                 23,500
                                 Cogentrix Energy, Inc.,
B1                      75       8.75%, 10/15/08                                49,500
                                 Sr. Notes,
Ba3                     20       7.20%, 10/1/08                                 12,000
Ba3                    100       7.625%, 5/1/06                                 63,000
Ba3                    175       8.30%, 5/1/11                                 105,000
B2                     240       Stone Energy Corp., Sr. Sub.
                                  Notes,
                                  8.25%, 12/15/11                              249,000
                                                                      ----------------
                                                                               683,700
-------------------------------------------------------------------------------------
Financial Services  1.8%
B2                      85       Actuant Finance Corp., Sr. Sub.
                                  Notes,
                                  13.00%, 5/1/09                                99,450
A3                     200       Ford Motor Credit Corp.,
                                  2.69%, 3/8/04                                194,750

    See Notes to Financial Statements                                     27

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 General Motors Acceptance Corp.,
                                  FRN, MTN,
A2              $      700       6.251%, 4/5/04                       $        691,148
                                 Notes,
A2                   1,000       6.875%, 9/15/11                               973,814
                                 Midland Funding Corp.,
                                  Debs.,
Ba3                     75       13.25%, 7/23/06                                80,250
                                 Sr. Sec'd. Notes, Ser. A,
Ba3                    250       11.75%, 7/23/05                               262,500
                                 Orion Power Holdings, Inc., Sr.
                                  Notes,
B3                     100       12.00%, 5/1/10                                 90,000
                                 UCAR Finance, Inc., Gtd. Notes,
B3                      55       10.25%, 2/15/12                                44,000
                                                                      ----------------
                                                                             2,435,912
-------------------------------------------------------------------------------------
Food & Beverage  0.2%
B3                      40       Agrilink Foods, Inc., Sr. Sub.
                                  Notes,
                                  11.875%, 11/1/08                              43,200
B2                     125       Del Monte Corp., Sr. Sub. Notes,
                                  8.625%, 12/15/12                             129,375
B3                      60       Great Atlantic & Pacific Tea,
                                  Inc., Notes,
                                  7.75%, 4/15/07                                44,550
Ba2                    110       Smithfield Foods, Inc., Sr. Notes,
                                  8.00%, 10/15/09                              109,175
                                                                      ----------------
                                                                               326,300
-------------------------------------------------------------------------------------
Gaming  1.4%
B2                      20       Argosy Gaming Co., Sr. Sub. Notes,
                                  9.00%, 9/1/11                                 21,000
B1                      50       Boyd Gaming Corp., Sr. Sub. Notes,
                                  8.75%, 4/15/12                                52,250
                                 Circus Circus Enterprises, Inc.,
                                  Debs.,
Ba2                    100       6.70%, 11/15/96                               100,404
                                 Notes,
Ba2                    100       6.45%, 2/1/06                                 100,000

    28                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Ba2             $       75       Coast Hotels & Casinos, Inc.,
                                  Sr. Sub. Notes,
                                  9.50%, 4/1/09                       $         78,750
B3                      40       Hollywood Casino Corp.,
                                  Sr. Sec'd. Notes,
                                  11.25%, 5/1/07                                42,900
Caa1                    60       Hollywood Park, Inc., Sr. Sub.
                                  Notes,
                                  9.25%, 2/15/07                                53,400
B2                      30       Horseshoe Gaming Holding Corp.,
                                  Sr. Sub. Notes,
                                  8.625%, 5/15/09                               31,650
Baa3                    25       International Game Technology,
                                  Sr. Notes,
                                  7.875%, 5/15/04                               26,375
                                 MGM Mirage, Inc.,
                                  Gtd. Notes,
Ba2                    370       9.75%, 6/1/07                                 402,837
                                 Sr. Sub. Notes,
Ba2                     10       8.375%, 2/1/11                                 10,650
Ba3                     25       Mohegan Tribal Gaming Authority,
                                  Sr. Sub. Notes,
                                  8.00%, 4/1/12                                 25,687
                                 Park Place Entertainment Corp.,
                                  Sr. Notes,
Ba1                    200       7.50%, 9/1/09                                 204,000
                                 Sr. Sub. Notes,
Ba2                     20       9.375%, 2/15/07                                21,250
Ba2                     20       8.875%, 9/15/08                                21,200
B2                     160       Station Casinos, Inc., Sr. Sub.
                                  Notes,
                                  9.875%, 7/1/10                               171,200
B3                     350       Venetian Casino Resort LLC,
                                  Sec'd Mtge.,
                                  11.00%, 6/15/10                              363,125
B3                     125       Wynn Las Vegas LLC,
                                  12.00%, 11/1/10                              126,875
                                                                      ----------------
                                                                             1,853,553

    See Notes to Financial Statements                                     29

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Healthcare  1.7%
                                 Alaris Medical Systems, Inc.,
                                  Sr. Sec'd. Notes,
B2              $       75       11.625%, 12/1/06                     $         85,312
                                 Sr. Disc. Notes, Zero Coupon
                                  (until 8/1/03),
Caa2                   110       11.125%, 8/1/08                               108,350
Ba3                    150       Coventry Healthcare, Inc., Sr.
                                  Notes,
                                  8.125%, 2/15/12                              157,687
                                 Hanger Orthopedic Group,
                                  Gtd. Notes,
B2                     125       10.375%, 2/15/09                              131,875
                                 Sr. Sub. Notes,
B3                      10       11.25%, 6/15/09                                10,500
                                 HCA, Inc.,
                                  Debs.,
Ba1                    230       7.50%, 12/15/23                               237,362
                                 Notes, FRN,
Ba1                    200       7.125%, 6/1/06                                213,564
                                 Notes, MTN,
Ba1                     60       9.00%, 12/15/14                                73,215
Ba1                    300       6.73%, 7/15/45                                303,287
                                 HealthSouth Corp., Sr. Sub. Notes,
Baa3                    25       6.875%, 6/15/05                                22,750
B2                     235       10.75%, 10/1/08                               206,800
Caa2                   130       Magellan Health Services, Inc.,
                                  Sr. Sub Notes,
                                  9.375%, 11/15/07                             104,000
B3                     160       Medquest Inc., Sr. Sub. Notes,
                                  11.875%, 8/15/12                             152,800
B2                     150       Rotech Healthcare, Inc., Sr. Sub.
                                  Notes,
                                  9.50%, 4/1/12                                150,000
B3                      55       Select Medical Corp., Sr. Sub.
                                  Notes,
                                  9.50%, 6/15/09                                58,025

    30                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Triad Hospitals, Sr. Sub. Notes,
B1              $      195       8.75%, 5/1/09                        $        207,675
B2                      50       11.00%, 5/15/09                                54,625
                                                                      ----------------
                                                                             2,277,827
-------------------------------------------------------------------------------------
Hotels  0.3%
B2                      65       Extended Stay America, Inc.,
                                  Sr. Sub. Notes,
                                  9.875%, 6/15/11                               64,838
Ba1                     25       Hilton Hotels Corp., Notes,
                                  7.625%, 12/2/12                               24,716
Ba1                    100       ITT Corp., Notes,
                                  6.75%, 11/15/05                              100,625
                                 Starwood Hotels & Resorts
                                  Worldwide, Inc., Notes,
Ba1                    100       7.375%, 5/1/07                                 99,750
Ba1                    115       7.375%, 11/15/15                              105,800
                                                                      ----------------
                                                                               395,729
-------------------------------------------------------------------------------------
Industrials  0.1%
Caa2                    50       AES Drax Holdings Ltd.
                                  (Cayman Islands),
                                  Sr. Sec'd. Notes,
                                  10.41%, 12/31/20                              28,000
B2                     150       United Rentals, Inc., Gtd. Notes,
                                  9.50%, 6/1/08                                124,500
                                                                      ----------------
                                                                               152,500
-------------------------------------------------------------------------------------
Manufacturing  0.5%
Caa1                    40       Applied Extrusion Technologies,
                                  Sr. Notes,
                                  10.75%, 7/1/11                                25,200
Baa1                   250       Ford Motor Co., Notes,
                                  7.45%, 7/16/31                               211,553
B2                     150       Joy Global, Inc., Sr. Sub. Notes,
                                  8.75%, 3/15/12                               157,500

    See Notes to Financial Statements                                     31

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B2              $      150       The Manitowoc Company, Inc.,
                                  Sr. Sub. Notes,
                                  10.50%, 8/1/12                      $        157,500
                                 Tyco International Group SA,
                                  Notes,
Ba2                    100       6.375%, 10/15/11                               93,000
                                                                      ----------------
                                                                               644,753
-------------------------------------------------------------------------------------
Media  1.4%
B1                     125       Alliance Atlantis Communications,
                                  Inc.
                                  (Canada), Sr. Sub. Notes,
                                  13.00%, 12/15/09                             137,500
B2                      30       American Media Operations, Inc.,
                                  Gtd. Notes, Ser. B,
                                  10.25%, 5/1/09                                32,100
Baa1                   250       AOL Time Warner, Inc.,
                                  7.625%, 4/15/31                              259,004
B2                      75       Canwest Media, Inc., Sr. Sub.
                                  Notes,
                                  10.625%, 5/15/11                              81,563
Baa1                   300       Cox Enterprises, Inc., FRN,
                                  2.607%, 5/1/03                               298,835
B3                     200       Dex Media East LLC, Sr. Sub.
                                  Notes,
                                  12.125%, 11/15/12                            220,500
Ba3                    125       Entercom Radio, Gtd. Notes,
                                  7.625%, 3/1/14                               131,250
B3                      50       Gray Communications Systems, Inc.,
                                  Sr. Sub. Notes,
                                  9.25%, 12/15/11                               53,500
                                 Houghton Mifflin Co.,
                                  Sr. Notes,
B2                     100       8.25%, 2/1/11                                 102,250
B3                      75       9.875%, 2/1/13                                 78,000
B2                     150       Mediacom Broadband LLC, Sr. Notes,
                                  11.00%, 7/15/13                              156,375
B3                      50       Primedia, Inc., Sr. Notes,
                                  8.875%, 5/15/11                               47,500

    32                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Quebecor Media, Inc. (Canada),
                                  Sr. Disc. Notes,
                                  Zero Coupon (until 7/15/06),
B2              $      100       13.75%, 7/15/11                      $         66,500
                                 Sr. Notes,
B2                      50       11.125%, 7/15/11                               52,000
B2                     125       Sinclair Broadcast Group, Inc.,
                                  Gtd. Notes,
                                  8.00%, 3/15/12                               128,750
B- (Pound)             100       Vertis Inc., Sr. Notes,
                                  10.875%, 6/15/09                             103,000
                                                                      ----------------
                                                                             1,948,627
-------------------------------------------------------------------------------------
Mining  0.2%
Ba2                    125       Normandy Yandal Ops. LTD
                                  (Austria),
                                  Sr. Notes,
                                  8.875%, 4/1/08                               124,375
                                 Terex Corp., Sr. Sub. Notes,
B3                      75       8.875%, 4/1/08                                 69,000
B3                      90       10.375%, 4/1/11                                86,175
B3                      30       9.25%, 7/15/11                                 27,600
                                                                      ----------------
                                                                               307,150
-------------------------------------------------------------------------------------
Miscellaneous Services  0.5%
B3                     145       Concentra Operating Corp.,
                                  Sr. Sub. Notes, Ser. B,
                                  13.00%, 8/15/09                              148,625
Ba2                    200       Fresenius Med. Care Cap. Trust,
                                  Gtd. Notes,
                                  7.875%, 2/1/08                               199,000
                                 Service Corp. International, Inc.,
                                  Notes,
B1                     175       6.50%, 3/15/08                                161,875
                                 Sr. Notes,
B1                      50       6.00%, 12/15/05                                48,625
Ba3                    150       Stena AB (Sweden), Sr. Notes,
                                  8.75%, 6/15/07                               151,500

    See Notes to Financial Statements                                     33

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Caa1            $       20       Sun World International, Inc.,
                                  First Mtge. Notes, Ser. B,
                                  11.25%, 4/15/04(b)                  $         12,000
                                                                      ----------------
                                                                               721,625
-------------------------------------------------------------------------------------
Networking  0.1%
B3                     145       Nortel Networks Ltd., Notes,
                                  6.125%, 2/15/06                              123,975
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.2%
B1                      65       Xerox Capital Europe PLC
                                  (United Kingdom), Gtd. Notes,
                                  5.875%, 5/15/04                               64,025
B1                     195       Xerox Corp., Notes,
                                  5.50%, 11/15/03                              193,050
                                                                      ----------------
                                                                               257,075
-------------------------------------------------------------------------------------
Oil & Gas  2.0%
BB- (Pound)             75       AmeriGas Partners, LP, Sr. Notes,
                                  8.875%, 5/20/11                               80,250
D (Pound)               40       Eott Energy Partners LP, Sr.
                                  Notes,
                                  11.00%, 10/1/09(b)                            19,600
B2                      40       Ferrellgas Partners LP, Notes,
                                  8.75%, 6/15/12                                41,600
Ba3                    250       Forest Oil Corp., Sr. Notes,
                                  8.00%, 6/15/08                               261,250
                                 Hanover Equipment, Sr. Sec'd.
                                  Notes,
B2                     200       8.50%, 9/1/08                                 189,000
B2                      40       8.75%, 9/1/11                                  37,500
B2                      15       Houston Exploration Co., Sr. Sub.
                                  Notes,
                                  8.625%, 1/1/08                                15,488
B1                      25       Leviathan Gas Pipeline LP, Sr. Sub
                                  Notes,
                                  10.375%, 6/1/09                               25,625
B2                      65       Magnum Hunter Resources, Inc.,
                                  Gtd.,
                                  9.60%, 3/15/12                                69,550
Ba3                    250       Newfield Exploration Co., Sr. Sub.
                                  Notes,
                                  8.375%, 8/15/12                              265,253

    34                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Ba1             $      150       Ocean Energy, Inc., Gtd.,
                                  8.375%, 7/1/08                      $        157,688
Ba1                    150       Parker & Parsley Petroleum Co.,
                                  Sr. Notes,
                                  8.25%, 8/15/07                               162,121
B1                      35       Parker Drilling Co., Sr. Notes,
                                  Ser. D,
                                  9.75%, 11/15/06                               35,525
Baa1                   250       Petroleos Mexicanos Proj. Fdg.
                                  Master Tr.,
                                  7.375%, 12/15/14                             251,563
Ba2                     20       Plains All American Pipeline, LP,
                                  Gtd.,
                                  7.75%, 10/15/12                               21,000
Ba3                    100       Premcor Refining Group, Sr. Notes,
                                  9.50%, 2/1/13                                100,750
                                 Tennessee Gas Pipeline, Debs.,
B1                     140       7.00%, 3/15/27                                130,200
B1                     125       7.625%, 4/1/37                                105,000
B1                     155       Vintage Petroleum, Inc., Sr. Sub.
                                  Notes,
                                  9.75%, 6/30/09                               162,750
Ba3                    125       Westport Resources Corp., Sr. Sub.
                                  Notes,
                                  9.75%, 6/30/09                               131,875
                                 The Williams Companies, Inc.,
Caa1                   375       7.125%, 9/1/11                                285,000
Caa1                    50       8.125%, 3/15/12                                39,250
Caa1                   250       7.50%, 1/15/31                                173,750
                                                                      ----------------
                                                                             2,761,588
-------------------------------------------------------------------------------------
Paper & Packaging  0.5%
Ba1                    150       Casades Inc. (Canada), Sr. Notes,
                                  7.25%, 2/15/13                               150,000
Ba2                     45       Caraustar Industries, Inc., Sr.
                                  Sub. Notes,
                                  9.875%, 4/1/11                                46,350
Ba2                    100       Fort James Corp., Sr. Notes,
                                  6.625%, 9/15/04                               99,500

    See Notes to Financial Statements                                     35

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Ca              $       20       Doman Industries Ltd. (Canada),
                                  Sr. Notes, Ser. B,
                                  9.25%, 11/15/07(b)                  $          2,800
                                 Georgia-Pacific Corp., Notes,
Ba3                     35       8.125%, 5/15/11                                31,850
Ba2                    150       9.375%, 2/1/13                                150,000
B1                     190       Silgan Holdings, Inc., Sr. Sub.
                                  Debs.,
                                  9.00%, 6/1/09                                196,650
                                                                      ----------------
                                                                               677,150
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  0.9%
Ba3                    350       Felcor Suites LP, Gtd. Sr. Notes,
                                  7.375%, 10/1/04                              351,313
Ba3                    185       HMH Properties, Inc., Sr. Notes,
                                  Ser. B,
                                  7.875%, 8/1/08                               172,975
Ba3                    150       Host Marriott LP, Sr. Notes, Ser.
                                  H,
                                  9.50%, 1/15/07                               148,500
B1                     150       Intrawest Corp., Sr. Notes,
                                  10.50%, 2/1/10                               156,750
B1                      50       Prime Hospitality Corp., Sr. Sub.
                                  Notes,
                                  8.375%, 5/1/12                                46,500
Ba2                    300       Senior Housing Properties Trust,
                                  Sr. Notes,
                                  8.625%, 1/15/12                              298,500
                                 Ventas Realty LP,
                                  Gtd. Notes,
Ba3                     40       8.75%, 5/1/09                                  42,200
                                 Sr. Notes,
Ba3                     35       9.00%, 5/1/12                                  37,275
                                                                      ----------------
                                                                             1,254,013
-------------------------------------------------------------------------------------
Recreation  0.2%
B2                     125       Regal Cinemas Corp., Sr. Sub.
                                  Notes,
                                  9.375%, 2/1/12                               131,562
Ba2                     30       Royal Caribbean Cruises Ltd.
                                  (Liberia), Notes,
                                  8.125%, 7/28/04                               30,075

    36                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B2              $      165       Sun International Hotels Ltd., Sr.
                                  Sub. Notes,
                                  8.875%, 8/15/11                     $        169,950
                                                                      ----------------
                                                                               331,587
-------------------------------------------------------------------------------------
Restaurants  0.3%
B3                      60       Carrols Corp., Sr. Sub. Notes,
                                  9.50%, 12/1/08                                54,000
Ba1                    350       Tricon Global Restaurants, Inc.,
                                  Sr. Notes,
                                  8.875%, 4/15/11                              383,250
                                                                      ----------------
                                                                               437,250
-------------------------------------------------------------------------------------
Retail  0.4%
Ba1                    105       Delhaize America, Inc., Gtd.,
                                  8.125%, 4/15/11                              102,113
Ba3                     15       Dillards, Inc., Notes,
                                  6.43%, 8/1/04                                 15,000
Ba3                     75       Dimon, Inc., Sr. Notes,
                                  9.625%, 10/15/11                              80,250
Ba3                     75       JC Penney Co., Inc., Debs.,
                                  7.40%, 4/1/37                                 76,688
B2                      45       Resources-Care, Inc., Sr. Notes,
                                  10.625%, 11/15/08                             33,750
                                 Rite Aid Corp.,
                                  Debs.,
Caa3                    25       6.875%, 8/15/13                                17,625
Caa3                    10       7.70%, 2/15/27                                  6,850
                                 Notes,
Caa3                    40       6.00%, 12/15/05                                33,800
B1                     145       Saks, Inc., Notes,
                                  7.375%, 2/15/19                              119,625
Ba2                     30       Winn Dixie Stores, Inc., Sr.
                                  Notes,
                                  8.875%, 4/1/08                                31,725
                                                                      ----------------
                                                                               517,426

    See Notes to Financial Statements                                     37

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Schools  0.1%
B3              $       80       Kindercare Learning Center, Inc.,
                                  Sr. Sub Notes,
                                  9.50%, 2/15/09                      $         79,300
-------------------------------------------------------------------------------------
Semiconductors  0.1%
B2                     100       Fairchild Semiconductor Corp.,
                                  Gtd.,
                                  10.375%, 10/1/07                             105,750
B3                      40       ON Semiconductor Corp., Gtd.
                                  Notes,
                                  12.00%, 5/15/08                               32,650
                                                                      ----------------
                                                                               138,400
-------------------------------------------------------------------------------------
Steel  0.2%
B1                     195       AK Steel Corp., Sr. Notes,
                                  7.75%, 6/15/12                               186,225
Ba3                     25       United States Steel LLC, Sr.
                                  Notes,
                                  10.75%, 8/1/08                                24,750
                                                                      ----------------
                                                                               210,975
-------------------------------------------------------------------------------------
Telecommunications  3.6%
Baa2                   500       AT&T Corp., Sr. Notes,
                                  8.00%, 11/15/31                              527,878
Baa3                    47       AT&T Broadband, Gtd.,
                                  8.375%, 3/15/13                               53,797
B3                      80       Crown Castle International Corp.,
                                  Sr. Notes,
                                  10.75%, 8/1/11                                68,400
B3                      10       Dobson Communications Corp.,
                                  Sr. Notes,
                                  10.875%, 7/1/10                                9,100
                                 Echostar DBS Corp., Sr. Notes,
B+Pound                175       9.25%, 2/1/06                                 183,094
B1                     300       9.125%, 1/15/09                               316,500
Caa1                    15       Fairpoint Communications, Inc.,
                                  Sr. Sub. Notes,
                                  12.50%, 5/1/10                                12,750

    38                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Baa3            $      500       France Telecom SA (France), Notes,
                                  9.00%, 3/1/31                       $        607,843
Caa1                    50       Lucent Technologies, Inc., Notes,
                                  5.50%, 11/15/08                               32,500
Ca                       2       Netia Holdings BV (Netherlands),
                                  10.00%, 12/20/08                               2,039
                                 Nextel Communications, Inc.,
                                  Sr. Disc. Notes,
B3                     290       10.65%, 9/15/07                               290,000
                                 Sr. Notes,
B3                      15       9.375%, 11/15/09                               14,438
B3                      65       Panamsat Corp., Notes,
                                  8.50%, 2/1/12                                 63,050
                                 Qwest Capital Funding, Inc.,
Caa2                   300       7.00%, 8/3/09                                 219,750
Caa2                    50       7.90%, 8/15/10                                 37,125
                                 Gtd. Notes,
Caa2                   100       7.25%, 2/15/11                                 72,750
                                 Qwest Corp., Notes,
Ba3                    150       7.625%, 6/9/03                                149,625
Ba3                     40       7.20%, 11/1/04                                 39,300
CCC+ (Pound)           162       Qwest Services Corp., Notes,
                                  13.50%, 12/15/10                             170,910
Ba3                     35       Rogers Wireless, Inc. (Canada),
                                  Sr. Sec'd. Notes,
                                  9.625%, 5/1/11                                34,037
                                 Sprint Capital Corp.,
                                  Gtd. Notes,
Baa3                   150       5.70%, 11/15/03                               150,000
Baa3                   500       5.875%, 5/1/04                                492,500
                                 Notes,
Baa3                   575       8.375%, 3/15/12                               549,125
Ba3                    150       Sun Media Corp. (Canada), Sr.
                                  Notes,
                                  7.625%, 2/15/13                              151,875

    See Notes to Financial Statements                                     39

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Ba1             $      220       Telus Corp. (Canada), Notes,
                                  8.00%, 6/1/11                       $        215,600
                                 Tritel PCS, Inc.,
                                  Sr. Sub. Disc. Notes,
                                  Zero Coupon (until 5/15/04),
Baa2                    71       12.75%, 5/15/09                                67,805
Baa2                   128       10.375%, 1/15/11                              142,080
A3                      85       Verizon Wireless Capital, Notes,
                                  5.375%, 12/15/06                              89,275
Ba3                     78       Voicestream Wireless Corp., Sr.
                                  Disc. Notes, Zero Coupon (until
                                  11/15/04),
                                  11.875%, 11/15/09                             70,980
                                                                      ----------------
                                                                             4,834,126
-------------------------------------------------------------------------------------
Utilities  1.0%
B3                     125       AES Corp., Sr. Notes,
                                  9.375%, 9/15/10                               85,625
Ba1                    100       AES Eastern Energy
                                  9.00%, 1/2/17                                 91,430
B1                      30       Cogentrix Energy, Inc., Sr. Notes,
                                  8.10%, 3/15/04                                22,500
                                 El Paso Corp.,
                                  Notes,
Caa1                    90       7.125%, 5/6/09                                 69,220
                                 Sr. Notes,
Caa1                   365       7.00%, 5/15/11                                281,050
Caa1                   150       7.75%, 1/15/32                                102,000
B1                      15       El Paso Energy Partners LP,
                                  Sr. Sub. Notes,
                                  8.50%, 6/1/11                                 14,700
B3                      15       Illinova Corp.,
                                  11.50%, 12/15/10                              14,850
Caa1                   400       Limestone Electron Trust, Notes,
                                  8.625%, 3/15/03                              394,736
Ba3                     20       Mirant Mid-Atlantic LLC,
                                  8.625%, 6/30/12                               17,227

    40                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B3              $      100       Reliant Energy Mid Atlantic, Ser.
                                  C,
                                  9.681%, 7/2/26                      $         77,000
                                 Western Resources, Inc.,
                                  Notes,
Ba2                     30       6.25%, 8/15/03                                 29,400
Ba1                    130       7.875%, 5/1/07                                133,250
                                                                      ----------------
                                                                             1,332,988
-------------------------------------------------------------------------------------
Waste Management  0.7%
                                 Allied Waste of North America,
                                  Inc.,
                                  Sr. Notes,
Ba3                     50       7.375%, 1/1/04                                 50,500
Ba3                    370       8.50%, 12/1/08                                375,550
Ba3                    150       7.875%, 1/1/09                                148,125
Ba1                    375       Waste Management Inc., Sr. Notes,
                                  7.00%, 10/1/04                               391,533
                                                                      ----------------
                                                                               965,708
                                 Total corporate bonds
                                  (cost $31,711,915)                        31,769,510
                                                                      ----------------
CONVERTIBLE BONDS  0.5%
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  0.1%
                                 Tyco International Group, SA,
Ba2                     75       2.75%, 1/15/18                                 75,000
Ba2                     25       3.125%, 1/15/23                                25,031
Ba3                    150       Solectron Corp.,
                                  Zero Coupon, 11/20/20                         78,188
                                                                      ----------------
                                                                               178,219
-------------------------------------------------------------------------------------
Financial Services  0.4%
A1                     500       Hellenic Finance Corp.,
                                  (Luxembourg),
                                  2.00%, 7/15/03                               558,138
-------------------------------------------------------------------------------------
Telecommunications
B3                      10       Nortel Networks Corp., Gtd. Sr.
                                  Notes,
                                  4.25%, 9/1/08                                  6,725
                                                                      ----------------
                                 Total convertible bonds
                                  (cost $713,216)                              743,082
                                                                      ----------------

    See Notes to Financial Statements                                     41

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES  2.4%
Aaa             $      254       Bear Stearns Mortgage Securities,
                                  Inc., Ser. 1997-7, Class A-9,
                                  7.00%, 2/25/28                      $        257,890
AAA (Pound)            283       Mellon Residential Funding Corp.,
                                  Ser. 1999, Class A-3,
                                  6.58%, 7/25/29                               285,188
Aaa                    500       Nationslink Funding Corp.,
                                  Ser. 1999-SI, Class A-3,
                                  6.297%, 11/10/30                             509,506
                                 PNC Mortgage Securities Corp.,
                                  Ser. 1995-2, Class A-4,
Aa1                     62       6.75%, 6/25/16                                 62,143
                                 Ser. 1999-8, Class I A-5,
AAA (Pound)            493       7.25%, 10/25/29                               504,106
AAA (Pound)            521       Residential Funding Mortgage,
                                  Inc.,
                                  Ser. 1997 S-19, Class A-3,
                                  6.50%, 12/25/12                              529,927
NA                     732       Vendee Mortgage Trust,
                                  Ser. 2000-1, Class 1A,
                                  6.828%, 1/15/30                              783,068
NA                     298       Washington Mutual, Ser.
                                  1999-WM1, Class M1,
                                  6.484%, 10/19/39                             301,528
                                                                      ----------------
                                 Total mortgage-related securities
                                  (cost $3,062,171)                          3,233,356
                                                                      ----------------
FOREIGN GOVERNMENT SECURITIES  4.3%
                                 Government of Germany, Notes,
Aaa                  1,400       5.375%, 1/4/10                              1,654,573
Aaa                  1,700       5.25%, 7/4/10                               1,995,255
Aaa                    500       5.25%, 1/4/11                                 586,751
Ba1                    300       Government of Panama,
                                  9.625%, 2/8/11                               327,750

    42                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Republic of Brazil,
                                  Notes,
B2              $      400       11.00%, 1/11/12                      $        281,000
                                 Ser. C,
B2                     259       8.00%, 4/15/14                                177,397
                                 United Mexican States,
NA                     300       Zero Coupon, 6/30/04                            2,100
                                 Notes,
Baa2                   250       8.375%, 1/14/11                               278,125
Baa2                   500       6.375%, 1/16/13                               488,500
                                                                      ----------------
                                 Total foreign government
                                  securities
                                  (cost $5,329,066)                          5,791,451
                                                                      ----------------
MUNICIPAL BONDS  2.1%
                       400       Chicago Illinois, Project &
                                  Refunding Series A,
                                  5.00%, 1/1/41                                395,288
                       400       Florida St. Brd. of Ed.,
                                  5.00%, 6/1/32                                402,860
                       200       Georgia St., Rd. & Twy. Auth.
                                  Rev.,
                                  5.00%, 3/1/21                                206,322
                       250       Golden State Tobacco Settlement
                                  Rev.,
                                  6.25%, 6/1/33                                239,383
                       500       Long Island College Hosp.,
                                  Rev., FHA, Mtge., Ser. B,
                                  8.90%, 8/15/30                               569,850
                       250       Massachusetts. St. Wtr. Res.
                                  Auth.,
                                  5.00%, 8/1/32                                250,372
                       400       San Antonio Water Rev.,
                                  5.00%, 5/15/25                               401,740
                       400       South Carolina St. Hwy., Ser. B,
                                  5.00%, 4/1/17                                421,604
                                                                      ----------------
                                 Total municipal bonds
                                  (cost $2,734,218)                          2,887,419
                                                                      ----------------

    See Notes to Financial Statements                                     43

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY AND SECURITIES  15.4%
                                 Federal Home Loan Mortgage Corp.,
                $       48       4.818%, 8/1/23                       $         49,338
                       782       10.00%, 5/15/20                               802,009
                                 Federal National Mortgage
                                  Association,
                       131       6.50%, 9/1/05                                 135,451
                       451       5.00%, 4/1/14                                 461,171
                       185       8.00%, 8/25/22                                191,676
                       636       7.50%, 1/1/32                                 677,081
                     1,500       6.50%, 2/20/33                              1,574,063
                       275       4.49%, 5/1/36, FRN                            280,290
                                 Government National Mortgage
                                  Association,
                        36       5.75%, 9/20/22                                 36,682
                       500       7.00%, TBA                                    530,781
                       119       8.50%, 2/20/30 - 6/15/30                      128,983
                       111       8.50%, 5/20/30                                119,552
                       530       8.50% 6/15/30                                 573,976
                     2,490       6.50%, 7/15/31                              2,615,676
                       111       7.50%, 8/15/31                                119,070
                     2,884       6.50%, 4/15/32                              3,029,643
                                 United States Treasury Bonds,
                       600       8.875%, 8/15/17                               869,227
                        20       8.125%, 8/15/19                                27,634
                       276       3.875%, 4/15/29                               337,100
                                 United States Treasury Notes,
                       900       5.75%, 11/15/05                               988,523
                     1,683       3.625%, 1/15/08                             1,850,240
                     1,562       3.50%, 1/15/11                              1,724,515
                       400       12.00%, 8/15/13                               575,500
                     1,000       10.625%, 8/15/15                            1,598,672
                       500       6.00%, 2/15/26                                568,008
                       728       3.625%, 4/15/28                               851,927
                       500       United States Treasury Strips,
                                  Zero Coupon, 2/15/22                         180,680
                                                                      ----------------
                                 Total U.S. government agency and
                                  securities
                                  (cost $20,345,018)                        20,897,468
                                                                      ----------------

    44                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Units          Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
WARRANTS(a)  0.1%
     300,000   United Mexican States, expiring 6/30/05             $            375
     300,000   United Mexican States, expiring 6/30/06                          255
     300,000   United Mexican States, expiring 6/1/07                           225
                                                                   ----------------
               Total warrants
                (cost $87)                                                      855
                                                                   ----------------
RIGHTS(a)
      19,021   Netia Holdings, expiring 12/31/04, (Poland)
                (cost $0)                                                    14,922
                                                                   ----------------
               Total long-term investments
                (cost $117,906,739)                                     116,080,622
                                                                   ----------------
SHORT-TERM INVESTMENTS  15.0%

COMMERCIAL PAPER  1.2%

Principal
Amount
(000)
-----------------------------------------------------------------------------------------
$      1,600   Westpac Trust Disc. Note,
                1.245%, 5/28/03                                           1,593,581
                                                                   ----------------
MUTUAL FUNDS  13.6%
Shares
-----------------------------------------------------------------------------------------
  18,566,051   Prudential Core Investment Fund - Taxable Money
                Market Series                                            18,566,051
                                                                   ----------------
U.S. GOVERNMENT AGENCY AND SECURITIES  0.2%
Principal
Amount
(000)
-----------------------------------------------------------------------------------------
$         10   Federal National Mortgage Association,
                1.235%, 2/13/03                                              10,000
               United States Treasury Bills,
          30   Zero Coupon, 2/13/03                                          29,990
         205   Zero Coupon, 2/20/03                                         204,889
                                                                   ----------------
               Total U.S. government agency and securities                  244,879
                                                                   ----------------
               Total short-term investments
                (cost $20,404,461)                                       20,404,511
                                                                   ----------------
               Total Investments Before Outstanding Options
                Written and Securities Sold Short  100.5%
                (cost $138,311,200; Note 5)                             136,485,133
                                                                   ----------------

    See Notes to Financial Statements                                     45

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Contracts      Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
OUTSTANDING CALL OPTIONS WRITTEN  (0.1%)
         (8)   United States Treasury Notes, expiring 6/03 @ 116   $         (5,875)
        (26)   Euribor Futures, expiring 12/15/03 @ 97.25                   (11,164)
   (900,000)   Swap Option 3 month LIBOR, expiring 12/17/03 @
                5.5%                                                        (10,348)
 (2,600,000)   Swap Option 3 month LIBOR, 5/03 @ 3.25%                      (15,473)
        (26)   United States Treasury Notes, expiring 2/03 @ 116             (4,062)
         (3)   United States Treasury Notes, expiring 3/03 @ 117               (141)
                                                                   ----------------
               Total outstanding call options written
                (premiums received $67,809)                                 (47,063)
                                                                   ----------------
SECURITIES SOLD SHORT  (1.6%)

Principal
Amount
(000)
-----------------------------------------------------------------------------------------
               United States Treasury Notes,
$      (500)   4.375%, 5/15/07                                             (531,933)
     (1,000)   5.50%, 5/15/09                                            (1,120,430)
       (500)   4.875%, 2/15/12                                             (536,914)
                                                                   ----------------
               Total securities sold short
                (proceeds $2,175,246)                                    (2,189,277)
                                                                   ----------------
               Total Investments, Net of Outstanding Call
                Options Written and Securities Sold Short  98.8%
                (cost $136,068,145)                                     134,248,793
               Assets in excess of other liabilities  1.2%                1,685,854
                                                                   ----------------
               Net Assets  100.0%                                  $    135,934,647
                                                                   ----------------
                                                                   ----------------

    46                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

(a) Non-income producing security.
(b) Represents issuer in default on interest payments, non income producing security.
(c) All or a portion of security segregated as collateral for TBA.
Pound S&P rating.
FHA--Federal Housing Administration.
FRN--Floating Rate Note.
MTN--Medium-Term Note.
TBA--Securities purchased on a forward commitment basis.

The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     47

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  January 31, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $138,311,200)                           $136,485,133
Foreign currency, at value (cost $4,440,150)                           4,504,686
Cash                                                                   3,358,027
Receivable for investments sold                                        6,409,048
Receivable for Fund shares sold                                        1,304,263
Interest and dividends receivable                                      1,100,663
Unrealized appreciation on forward currency contracts                    141,751
Due from broker--variation margin                                         10,575
Deferred expenses and other assets                                         1,283
                                                                  ----------------
      Total assets                                                   153,315,429
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                     13,354,296
Investments sold short, at value (proceeds received
$2,175,246)                                                            2,189,277
Payable for Fund shares reacquired                                       665,312
Unrealized depreciation on forward foreign currency contracts            586,927
Unrealized depreciation on swap agreements                               302,870
Distribution fee payable                                                  97,746
Management fee payable                                                    86,409
Outstanding options written (premium received $67,809)                    47,063
Accrued expenses and other liabilities                                    43,389
Deferred trustees' fees payable                                            7,493
                                                                  ----------------
      Total liabilities                                               17,380,782
                                                                  ----------------
NET ASSETS                                                          $135,934,647
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     15,216
   Paid-in capital in excess of par                                  148,338,640
                                                                  ----------------
                                                                     148,353,856
   Overdistribution of net investment income                            (112,261)
   Accumulated net realized loss on investments                      (10,092,618)
   Net unrealized depreciation on investments and foreign
      currency                                                        (2,214,330)
                                                                  ----------------
Net assets, January 31, 2003                                        $135,934,647
                                                                  ----------------
                                                                  ----------------

    48                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  January 31, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($22,852,151 / 2,553,628 shares of beneficial interest
      issued and outstanding)                                              $8.95
   Maximum sales charge (5% of offering price)                               .47
                                                                  ----------------
   Maximum offering price to public                                        $9.42
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($78,141,311 / 8,750,656 shares of beneficial
      interest issued and outstanding)                                     $8.93
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($31,720,440 / 3,552,195 shares of beneficial interest
      issued and outstanding)                                              $8.93
   Sales charge (1% of offering price)                                       .09
                                                                  ----------------
   Offering price to public                                                $9.02
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($3,220,745 / 359,838 shares of beneficial
      interest issued and outstanding)                                     $8.95
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     49

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                  January 31, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $  2,635,523
   Dividends (net of foreign withholding taxes of $1,717)                319,287
                                                                  ----------------
      Total income                                                     2,954,810
                                                                  ----------------
Expenses
   Management fee                                                        475,594
   Distribution fee--Class A                                              26,764
   Distribution fee--Class B                                             371,132
   Distribution fee--Class C                                             141,663
   Custodian's fees and expenses                                         174,000
   Transfer agent's fees and expenses                                     64,000
   Registration fees                                                      37,000
   Reports to shareholders                                                35,000
   Audit fee                                                              14,000
   Trustees' fees and expenses                                             8,000
   Legal fees                                                              4,000
   Miscellaneous                                                             952
                                                                  ----------------
      Total expenses                                                   1,352,105
                                                                  ----------------
Net investment income                                                  1,602,705
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            (4,110,050)
   Foreign currency transactions                                         413,734
   Options written                                                        47,119
   Financial futures transactions                                         17,311
                                                                  ----------------
                                                                      (3,631,886)
                                                                  ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         6,014,619
   Foreign currencies                                                   (350,446)
   Swaps                                                                (165,703)
   Options written                                                        59,984
   Financial futures contracts                                            53,924
                                                                  ----------------
                                                                       5,612,378
                                                                  ----------------
Net gain (loss) on investments                                         1,980,492
                                                                  ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  3,583,197
                                                                  ----------------
                                                                  ----------------

    50                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months             Year
                                                      Ended               Ended
                                                 January 31, 2003     July 31, 2002
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $  1,602,705        $  2,245,269
   Net realized loss on investment and foreign
      currency transactions                          (3,631,886)         (5,714,532)
   Net change in unrealized
      appreciation/(depreciation) of
      investments and foreign currencies              5,612,378          (8,612,419)
                                                 ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                       3,583,197         (12,081,682)
                                                 ----------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                          (324,791)           (487,140)
      Class B                                          (851,471)         (1,273,463)
      Class C                                          (327,117)           (365,244)
      Class Z                                           (49,857)            (50,160)
                                                 ----------------    ----------------
                                                     (1,553,236)         (2,176,007)
                                                 ----------------    ----------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                     33,524,238          57,975,450
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                     567,262           2,056,625
   Cost of shares reacquired                        (16,931,413)        (24,025,014)
                                                 ----------------    ----------------
   Net increase in net assets from Fund share
      transactions                                   17,160,087          36,007,061
                                                 ----------------    ----------------
Total increase                                       19,190,048          21,749,372
NET ASSETS
Beginning of year                                   116,744,599          94,995,227
                                                 ----------------    ----------------
End of year                                        $135,934,647        $116,744,599
                                                 ----------------    ----------------
                                                 ----------------    ----------------

    See Notes to Financial Statements                                     51

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited)

      Strategic Partners Asset Allocation Funds (the 'Trust'), is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Strategic Partners Conservative Growth Fund (the 'Fund'), Strategic Partners Moderate Growth Fund and Strategic Partners High Growth Fund. These financial statements relate only to Strategic Partners Conservative Growth Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

      Jennison Associates LLC ('Jennison'), Prudential Investment Management, Inc. ('PIM'), Pacific Investment Management Company, RS Investments, Inc. and EARNEST Partners LLC are the Fund's 'Advisers'.

      The investment objective of the Fund is to provide current income and a reasonable level of capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of debt obligations and equity securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange and NASDAQ National Market Securities are valued at the last sale price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or the 'Manager'), in consultation with the Adviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or broker-dealer. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available may be valued using the last available market quotation for a period not to exceed five days, provided the Manager and Adviser feel this is representative of market value; after that period, such securities are valued in good faith under procedures adopted by the Trustees.

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the
                                                                          53

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Notes to Financial Statements (Unaudited) Cont'd.
extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy on the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain
(loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in the Statement of Assets and Liabilities. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investment and currency transactions are calculated on the identified cost basis. Dividend income is

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Notes to Financial Statements (Unaudited) Cont'd.
recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income quarterly, and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. The asset or liability is adjusted daily to reflect the current market value of the option.

      If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Notes to Financial Statements (Unaudited) Cont'd.
      Written options, future contracts and forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Interest Rate Swaps:    In a simple interest rate swap, one investor pays
a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

      The Fund is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

      Taxes:    For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund's affairs and supervises the Advisers' performance of all investment advisory services. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PI, in turn, pays the Advisers' fees, based on the average daily net assets of the Fund segments they manage.

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended January 31, 2003.

      PIMS has advised the Fund that it has received approximately $157,100 and $36,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended January 31, 2003.

      PIMS has advised the Fund that for the six months ended January 31, 2003, it has received approximately $86,300 and $16,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      Jennison, PIMS, PIM and PI are indirect, wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended January 31, 2003 the amount of the commitment was $800 million and the SCA allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended January 31, 2003.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended January 31, 2003, the Fund incurred fees of approximately $55,900 for the services of PMFS. As of January 31, 2003 approximately $9,800 of such fees
                                                                          57

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Notes to Financial Statements (Unaudited) Cont'd.
were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $8,000 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $7,800 for the six months ended January 31, 2003. As of January 31, 2003, approximately $1,200 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended January 31, 2003, the Fund earned $21,000 from the Series by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, other than short-term investments, for the six months ended January 31, 2003 aggregated $151,900,827 and $164,865,108, respectively.

      At January 31, 2003 the Fund had outstanding forward currency contracts to sell foreign currencies, as follows:

                                            Value at         Value at
            Foreign Currency               January 31,    Settlement Date     Appreciation
             Sale Contract                    2003          Receivable       (Depreciation)
----------------------------------------   -----------    ---------------    --------------
EUR 7,720,000,
  expiring 2/10/03                         $ 8,283,726      $ 7,696,799        $ (586,927)
                                           -----------    ---------------    --------------
                                           -----------    ---------------    --------------
                                            Value at         Value at
            Foreign Currency               January 31,    Settlement Date     Appreciation
           Purchase Contract                  2003            Payable        (Depreciation)
----------------------------------------   -----------    ---------------    --------------
EUR 1,713,000,
  expiring 2/10/03                           1,838,086        1,696,335        $  141,751
                                           -----------    ---------------    --------------
                                           -----------    ---------------    --------------

      During the period ended January 31, 2003, the Fund entered into financial futures contracts. Details of open contracts at January 31, 2003 are as follows:

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

                                                             Value at        Value at
Number of                                    Expiration     January 31,        Trade         Appreciation/
Contracts                Type                   Date           2003            Date         (Depreciation)
---------     ---------------------------    -----------    -----------     -----------     ---------------
                    Long Positions:
    21              90 Day Eurobond          3/15/2004      $ 5,137,913     $ 5,103,795        $  34,118
   130         10 yr. U.S. Treasury Note     3/21/2003       14,838,282      14,647,625          190,657
                   Short Positions:
     4            U.S. Treasury Bond         3/31/2003          436,062         423,374          (12,688)
                                                                                            ---------------
                                                                                               $ 212,087
                                                                                            ---------------
                                                                                            ---------------

      The Fund entered into 3 interest rate swap agreements. Under the agreement the Fund receives a floating rate and pays a respective fixed rate. Details of the swaps at January 31, 2003 are as follows:

Notional                                                     Unrealized
 Amount      Fixed         Floating        Termination      Appreciation
 (000)        Rate           Rate              Date        (Depreciation)
--------     ------     ---------------    ------------    --------------
 $9,300      5.00%      3 month LIBOR       6/18/13(a)       $ (295,396)
    800      4.25       6 month LIBOR       3/17/04(b)           (1,401)
  4,100      4.25       6 month LIBOR       3/17/04(b)           (6,073)
                                                           --------------
                                                             $ (302,870)
                                                           --------------
                                                           --------------

------------------------------
(a) Counterparty--Bank of America
(b) Counterparty--Morgan Stanley

      Transactions in options written during the six months ended January 31, 2003 were as follows:

                                                        Number of          Premiums
                                                        Contracts          Received
                                                        ----------         ---------
Options outstanding as of July 31, 2002                         35         $ 27,494
Options written                                          4,900,128          101,346
Options terminated                                             (44)         (44,475 )
Options expired                                         (1,400,056)         (16,556 )
                                                        ----------         ---------
Options outstanding as of January 31, 2003               3,500,063         $ 67,809
                                                        ----------         ---------
                                                        ----------         ---------

Note 5. Distributions and Tax Information
The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of January 31, 2003 were as follows:
                                                                          59

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

                                                    Total Net
                                                    Unrealized
 Tax Basis       Appreciation     Depreciation     Depreciation
------------     ------------     ------------     ------------
$139,476,235      $ 4,774,877      $ 7,765,979      $ 2,991,102

      The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales for book and tax purposes.

      As of January 31, 2003, the accumulated undistributed earnings on a tax basis were $105,012. This differs from the amount shown on the statement of assets and liabilities primarily due to the deferral for federal tax purposes of post-October currency losses of approximately $178,500 and other cumulative timing differences. For federal income tax purposes, the Fund has a capital loss carryforward as of July 31, 2002 of approximately $77,000 of which $17,600 expires in 2009 and $59,400 expires in 2010. In addition, as of January 31, 2003, the Fund will elect to treat net capital losses of approximately $5,280,000 and net foreign currency losses of $178,500 incurred in the nine month period ended July 31, 2002 as having been incurred in the current fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares        Amount
-----------------------------------------------------------   ----------    -----------
Six months ended January 31, 2003:
Shares sold                                                      631,497    $ 5,225,419
Shares issued in reinvestment of dividends and
  distributions                                                   15,270        127,353
Shares reacquired                                               (423,883)    (3,351,827)
                                                              ----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                     222,884      2,000,945
Shares issued upon conversion from Class B                        33,587        299,982
                                                              ----------    -----------
Net increase (decrease) in shares outstanding                    256,471    $ 2,300,927
                                                              ----------    -----------
                                                              ----------    -----------
Year ended July 31, 2002:
Shares sold                                                    1,113,546    $10,751,835
Shares issued in reinvestment of dividends and
  distributions                                                   48,420        461,205
Shares reacquired                                               (619,791)    (5,938,289)
                                                              ----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                     542,175      5,274,751
Shares issued upon conversion from Class B                        71,086        675,623
                                                              ----------    -----------
Net increase (decrease) in shares outstanding                    613,261    $ 5,950,374
                                                              ----------    -----------
                                                              ----------    -----------
Class B
-----------------------------------------------------------
Six months ended January 31, 2003:
Shares sold                                                    1,799,524    $15,921,229
Shares issued in reinvestment of dividends and
   distributions                                                  37,162        309,560
Shares reacquired                                               (885,361)    (7,834,806)
                                                              ----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                     951,325      8,395,983
Shares issued upon conversion into Class A                       (33,668)      (299,982)
                                                              ----------    -----------
Net increase (decrease) in shares outstanding                    917,657    $ 8,096,001
                                                              ----------    -----------
                                                              ----------    -----------
Year ended July 31, 2002:
Shares sold                                                    2,835,534    $27,361,791
Shares issued in reinvestment of dividends and
   distributions                                                 127,911      1,217,083
Shares reacquired                                             (1,321,979)   (12,590,473)
                                                              ----------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                   1,641,466     15,988,401
Shares issued upon conversion into Class A                       (70,832)      (675,623)
                                                              ----------    -----------
Net increase (decrease) in shares outstanding                  1,570,634    $15,312,778
                                                              ----------    -----------
                                                              ----------    -----------

                                                                          61

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                         Shares        Amount
-----------------------------------------------------------   ----------    -----------
Six months ended January 31, 2003:
Shares sold                                                    1,213,959    $10,785,338
Shares issued in reinvestment of dividends and
  distributions                                                   13,265        110,495
Shares reacquired                                               (567,357)    (5,041,476)
                                                              ----------    -----------
Net increase (decrease) in shares outstanding                    659,867    $ 5,854,357
                                                              ----------    -----------
                                                              ----------    -----------
Year ended July 31, 2002:
Shares sold                                                    1,848,621    $17,765,124
Shares issued in reinvestment of dividends and
  distributions                                                   34,760        329,476
Shares reacquired                                               (464,216)    (4,430,701)
                                                              ----------    -----------
Net increase (decrease) in shares outstanding                  1,419,165    $13,663,899
                                                              ----------    -----------
                                                              ----------    -----------
Class Z
-----------------------------------------------------------
Six months ended January 31, 2003:
Shares sold                                                      182,010    $ 1,592,252
Shares issued in reinvestment of dividends and
   distributions                                                   2,381         19,854
Shares reacquired                                                (80,023)      (703,304)
                                                              ----------    -----------
Net increase (decrease) in shares outstanding                    104,368    $   908,802
                                                              ----------    -----------
                                                              ----------    -----------
Year ended July 31, 2002:
Shares sold                                                      217,692    $ 2,096,700
Shares issued in reinvestment of dividends and
   distributions                                                   5,141         48,861
Shares reacquired                                               (111,230)    (1,065,551)
                                                              ----------    -----------
Net increase (decrease) in shares outstanding                    111,603    $ 1,080,010
                                                              ----------    -----------
                                                              ----------    -----------

                                        SEMIANNUAL REPORT JANUARY 31, 2003


       STRATEGIC PARTNERS
       ASSET ALLOCATION FUNDS


       STRATEGIC PARTNERS
       CONSERVATIVE GROWTH FUND


                                                     Financial Highlights

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Financial Highlights (Unaudited)

                                                                     Class A
                                                                -----------------
                                                                Six Months Ended
                                                                January 31, 2003
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                                 $  8.81
                                                                    --------
Income from investment operations
Net investment income                                                    .14
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                    .14
                                                                    --------
      Total from investment operations                                   .28
                                                                    --------
Less distributions
Dividends from net investment income                                    (.14)
Distributions from net realized capital gains                             --
                                                                    --------
      Total dividends and distributions                                 (.14)
                                                                    --------
Net asset value, end of period                                       $  8.95
                                                                    --------
                                                                    --------
TOTAL RETURN(b)                                                         3.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $22,852
Average net assets (000)                                             $21,237
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.53%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.28%(c)
   Net investment income                                                3.12%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                               123%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
* Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and decrease the ratio of net investment income from 2.72% to 2.71%. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

    64                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class A
-----------------------------------------------------------------------------------------------
                   Year Ended July 31,
----------------------------------------------------------        November 18, 1998(a)
     2002*                 2001                 2000             Through July 31, 1999
-----------------------------------------------------------------------------------------------
    $   9.95             $  11.06             $  10.36                   $10.00
    --------             --------             --------                  -------
         .26                  .37                  .37                      .19
       (1.15)                (.30)                 .82                      .35
    --------             --------             --------                  -------
        (.89)                 .07                 1.19                      .54
    --------             --------             --------                  -------
        (.25)                (.36)                (.37)                    (.18)
          --                 (.82)                (.12)                      --
    --------             --------             --------                  -------
        (.25)               (1.18)                (.49)                    (.18)
    --------             --------             --------                  -------
    $   8.81             $   9.95             $  11.06                   $10.36
    --------             --------             --------                  -------
    --------             --------             --------                  -------
       (9.10)%               1.00%               11.73%                    5.34%
    $ 20,234             $ 16,760             $ 14,514                   $9,097
    $ 18,414             $ 15,985             $ 12,535                   $6,157
        1.62%                1.72%                1.73%                    1.92%(c)
        1.37%                1.47%                1.48%                    1.67%(c)
        2.71%                3.61%                3.46%                    2.69%(c)
         338%                 334%                 244%                     180%

    See Notes to Financial Statements                                     65

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                                -----------------
                                                                Six Months Ended
                                                                January 31, 2003
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                                 $  8.79
                                                                    --------
Income from investment operations
Net investment income                                                    .11
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                    .13
                                                                    --------
      Total from investment operations                                   .24
                                                                    --------
Less distributions
Dividends from net investment income                                    (.10)
Distributions from net realized capital gains                             --
                                                                    --------
      Total dividends and distributions                                 (.10)
                                                                    --------        ---
Net asset value, end of period                                       $  8.93
                                                                    --------
                                                                    --------
TOTAL RETURN(b)                                                         2.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $78,141
Average net assets (000)                                             $73,621
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.28%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.28%(c)
   Net investment income                                                2.38%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
* Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

    66                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class B
-----------------------------------------------------------------------------------------------
                   Year Ended July 31,
----------------------------------------------------------        November 18, 1998(a)
     2002*                 2001                 2000             Through July 31, 1999
-----------------------------------------------------------------------------------------------
    $   9.93             $  11.05             $  10.35                  $  10.00
    --------             --------             --------                  --------
         .19                  .29                  .29                       .14
       (1.15)                (.29)                 .82                       .34
    --------             --------             --------                  --------
        (.96)                  --                 1.11                       .48
    --------             --------             --------                  --------
        (.18)                (.30)                (.29)                     (.13)
          --                 (.82)                (.12)                       --
    --------             --------             --------                  --------
        (.18)               (1.12)                (.41)                     (.13)
    --------             --------             --------                  --------
    $   8.79             $   9.93             $  11.05                  $  10.35
    --------             --------             --------                  --------
    --------             --------             --------                  --------
       (9.81)%                 34%               10.89%                     4.77%
    $ 68,841             $ 62,177             $ 43,838                  $ 30,235
    $ 67,736             $ 52,433             $ 36,574                  $ 19,308
        2.37%                2.47%                2.48%                     2.67%(c)
        1.37%                1.47%                1.48%                     1.67%(c)
        1.97%                2.84%                2.70%                     1.94%(c)

    See Notes to Financial Statements                                     67

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                                -----------------
                                                                Six Months Ended
                                                                January 31, 2003
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                                 $  8.79
                                                                    --------        ---
Income from investment operations
Net investment income                                                    .11
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                    .13
                                                                    --------
      Total from investment operations                                   .24
                                                                    --------
Less distributions
Dividends from net investment income                                    (.10)
Distributions from net realized capital gains                             --
                                                                    --------
      Total dividends and distributions                                 (.10)
                                                                    --------
Net asset value, end of period                                       $  8.93
                                                                    --------
                                                                    --------
TOTAL RETURN(b)                                                         2.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $31,720
Average net assets (000)                                             $28,102
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.28%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.28%(c)
   Net investment income                                                2.38%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
* Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

    68                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class C
-----------------------------------------------------------------------------------------------
                   Year Ended July 31,
----------------------------------------------------------        November 18, 1998(a)
     2002*                 2001                 2000             Through July 31, 1999
-----------------------------------------------------------------------------------------------
    $   9.93             $  11.05             $  10.35                  $  10.00
    --------             --------             --------                  --------
         .19                  .29                  .28                       .14
       (1.15)                (.29)                 .83                       .34
    --------             --------             --------                  --------
        (.96)                  --                 1.11                       .48
    --------             --------             --------                  --------
        (.18)                (.30)                (.29)                     (.13)
          --                 (.82)                (.12)                       --
    --------             --------             --------                  --------
        (.18)               (1.12)                (.41)                     (.13)
    --------             --------             --------                  --------
        8.79             $   9.93             $  11.05                  $  10.35
    --------             --------             --------                  --------
    --------             --------             --------                  --------
       (9.81)%                .34%               10.89%                     4.77%
    $ 25,419             $ 14,626             $ 11,301                  $ 14,035
    $ 18,350             $ 12,763             $ 12,954                  $ 12,039
        2.37%                2.47%                2.48%                     2.67%(c)
        1.37%                1.47%                1.48%                     1.67%(c)
        1.97%                2.84%                2.63%                     1.91%(c)

    See Notes to Financial Statements                                     69

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                Six Months Ended
                                                                January 31, 2003
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                                 $  8.81
                                                                     -------
Income from investment operations
Net investment income                                                    .15
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                    .13
                                                                     -------
      Total from investment operations                                   .28
                                                                     -------
Less distributions
Dividends from net investment income                                    (.14)
Distributions from net realized capital gains                             --
                                                                     -------
      Total dividends and distributions                                 (.14)
                                                                     -------
Net asset value, end of period                                       $  8.95
                                                                     -------
                                                                     -------
TOTAL RETURN(b)                                                         3.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 3,221
Average net assets (000)                                             $ 2,832
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.28%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.28%(c)
   Net investment income                                                3.39%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
* Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gains per share by $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

    70                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class Z
-----------------------------------------------------------------------------------------------
                   Year Ended July 31,
----------------------------------------------------------        November 18, 1998(a)
     2002*                 2001                 2000             Through July 31, 1999
-----------------------------------------------------------------------------------------------
     $ 9.95               $11.05              $  10.37                  $  10.00
    -------              -------              --------                  --------
        .28                  .38                   .35                       .21
      (1.14)                (.28)                  .85                       .35
    -------              -------              --------                  --------
       (.86)                 .10                  1.20                       .56
    -------              -------              --------                  --------
       (.28)                (.38)                 (.40)                     (.19)
         --                 (.82)                 (.12)                       --
    -------              -------              --------                  --------
       (.28)               (1.20)                 (.52)                     (.19)
    -------              -------              --------                  --------
     $ 8.81               $ 9.95              $  11.05                  $  10.37
    -------              -------              --------                  --------
    -------              -------              --------                  --------
      (8.87)%               1.30%                11.84%                     5.58%
     $2,250               $1,432              $    471                  $ 20,843
     $1,773               $  949              $ 12,354                  $ 38,460
       1.37%                1.47%                 1.48%                     1.67%(c)
       1.37%                1.47%                 1.48%                     1.67%(c)
       2.96%                3.78%                 3.30%                     2.89%(c)

    See Notes to Financial Statements                                     71

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Getting the Most from your Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
We've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                              www.strategicpartners.com    (800) 225-1852

Getting the Most from your Mutual Fund

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment
Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares.
The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Getting the Most from your Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Strategic Partners mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so.
Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                  www.strategicpartners.com    (800) 225-1852

Getting the Most from your Mutual Fund

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Getting the Most from your Mutual Fund

When you invest, you receive financial advice from a Financial Advisor or Registered Representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                www.strategicpartners.com    (800) 225-1852

FOR MORE INFORMATION

Strategic Partners Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Clay T. Whitehead

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Lori E. Bostrom, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
    Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
EARNEST Partners, LLC
75 14th Street, Suite 2300
Atlanta, GA 30309

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Pacific Investment Management Company LLC
840 Newport Center Dr.
Newport Beach, CA 92660

Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

RS Investment Management, L.P.
388 Market Street, Suite 1700
San Francisco, CA 94111

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols     Nasdaq      CUSIP
------------     ------      -----
Class A          PCGAX      86276X103
Class B          PBCFX      86276X202
Class C          PCCFX      86276X301
Class Z          PDCZX      86276X400

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of January 31, 2003, were not audited and, accordingly, no opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

(LOGO)



Fund Symbols     Nasdaq      CUSIP
------------     ------      -----
Class A          PCGAX      86276X103
Class B          PBCFX      86276X202
Class C          PCCFX      86276X301
Class Z          PDCZX      86276X400

MFSP504E2    IFS-A078609

                                     SEMIANNUAL REPORT JANUARY 31, 2003

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS

STRATEGIC PARTNERS
MODERATE GROWTH FUND

Objective: Seeks Capital Appreciation and a
Reasonable Level of Current Income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Moderate Growth Fund's investment objective is capital appreciation and a reasonable level of current income. The Fund is designed for investors who want investment professionals to make their asset allocation decisions, that is, it invests in a diversified portfolio of stocks and fixed income securities. The
Fund is periodically rebalanced in accordance with its asset allocation strategy. There can be no assurance that the Fund will achieve its investment objective.

ABSOLUTE AND RELATIVE PERFORMANCE
We evaluate an investment's performance in two ways.
The first considers how much more (or less) an investment is worth at the end of a reporting period.
This is known as absolute performance. The second compares whether you did better (or worse) than the market average (the benchmark index) or the average return of comparable funds (the Lipper Average) regardless of your gain or loss. This is called relative performance.

Three factors determine the absolute return of an asset allocation fund: the asset allocation, the return for each asset class, and the relative performance of the investment advisers for the different asset classes. The fund's return is higher when the advisers outperform their asset class average than when they underperform them.
This "adviser contribution" has a greater impact in the asset classes with larger allocations.

This is why, in the discussion of the performance of your Strategic Partners Asset Allocation Fund, we may say, for example, that the Fund's large allocation to a low-performing asset class hurt its return even though the advisers' relative perform-ance had a positive impact.

                          www.strategicpartners.com     (800) 225-1852

Semiannual Report    January 31, 2003

Cumulative Total Returns1                             As of 1/31/03

                                  Six Months   One Year   Three Years    Since Inception2
Class A                              -0.46%    -13.05%      -14.50%          0.48%
Class B                              -0.68     -13.62       -16.36          -2.73
Class C                              -0.68     -13.62       -16.36          -2.73
Class Z                              -0.33     -12.89       -13.89           1.50
S&P 500 Index3                       -5.26     -23.01       -36.01         -22.21
Lipper Multi-Cap Core Funds Avg.4    -5.37     -22.43       -30.69         -10.92

Average Annual Total Returns1                          As of 12/31/02

                                   One Year    Three Years   Since Inception2
Class A                             -17.74%      -7.46%          -0.85%
Class B                             -18.32       -7.41           -0.61
Class C                             -15.76       -6.86           -0.64
Class Z                             -13.25       -5.59            0.64
S&P 500 Index3                      -22.09      -14.54           -5.35
Lipper Multi-Cap Core Funds Avg.4   -21.74      -12.15           -2.85

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% annually for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares, and a 12b-1 fee of 0.30% annually. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1.00% annually. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception date: 11/18/98. 3The Standard &
Poor's 500 Composite Stock Price Index (S&P 500
Index) is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. Investors cannot invest directly in an index. 4The Lipper Average represents returns based on an average of all funds in the Lipper Multi-Cap Core Funds category for the periods noted.
Funds in the Lipper Multi-Cap Core Funds Average typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500
Index. The returns for the S&P 500 Index and Lipper
Multi-Cap Core Funds Average would be lower if they included the effects of sales charges or taxes, or in the case of the S&P 500 Index, operating expenses.

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS (LOGO)

                                     March 14, 2003

DEAR SHAREHOLDER,
Securities markets were extraordinarily volatile between August 2002 and January 2003, the semiannual reporting period of the Strategic Partners Moderate
Growth Fund. As stock prices dropped sharply around the world, investors looked for more stable securities, pushing bond prices up. The Fund's modest loss was far better than the Lipper Multi-Cap Core
Funds Average or the Standard & Poor's 500 Index, primarily due to the Fund's 35% allocation to bonds.
In the following report, its investment advisers describe the different factors affecting the Fund's return this reporting period.

The recent large swings of stock and bond prices suggest that some people abandoned their investment plans because of market turbulence or economic and geopolitical uncertainty. We recommend that you make any change to your investment strategy in consultation with a financial professional and that you base it on sound financial principles.

In March 2003, I was named the President of Strategic
Partners Asset Allocation Funds. I strongly believe in the value of these Funds' selection of asset allocations for different risk tolerances. What really sets the Funds apart, however, is the stringent screening process that we use to select and monitor their subadvisers. This assures you that the Funds' managers will adhere to their specific investment disciplines, which is especially important when trying to maintain a consistent strategy in today's turbulent market. We appreciate your continued confidence in us.

Sincerely,


Judy A. Rice, President
Strategic Partners Asset Allocation Funds

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Semiannual Report    January 31, 2003

INVESTMENT ADVISERS' REPORT

A BRIEF UPSWING
If the securities markets during the last years of the 20th century were driven largely by dreams of gains, the markets during the six months that ended in January 2003 were driven largely by fears of losses. As the reporting period began, stock markets around the world were in a decline of historic proportion. Investors lost confidence in corporations' financial reporting and in analysts' earnings forecasts. Slower-than-expected economic growth and concern about a possible war in Iraq also suppressed investment in stocks.

By October, shares looked inexpensive, given forecasts for 2003 corporate earnings and the low yields on alternative fixed income investments. In addition, positive reports from technology executives fueled hopes that demand might recover, setting the scene for a brief upswing in October and November
2002 largely driven by stocks that were rebounding from steep declines earlier in the year. The rebound of stocks in past economic recoveries has often been swift. Investors, particularly institutional investors, didn't want to be left out if that happened again, and the market rose quickly as they rebuilt their portfolios.

Sectors that had become relatively inexpensive in the bear market earlier in the year-- technology, utilities, and producer durables-- had substantial rebounds, while consumer staples, which had not been hurt as much in the falling market, shared only briefly in the rally. Then reports of slow retail sales in December chilled stock investors' enthusiasm again. Over the full reporting period, energy, technology, and healthcare stocks performed best, and consumer staples performed poorly. Although there were marked differences between sector returns, the differences between value and growth stocks and between small and large caps were small relative to the broad market decline.

Stock markets in developed countries around the world
fared even worse than U.S. stocks. The loss of U.S.
confidence discouraged investors nearly everywhere,
particularly as none of the largest economies in the
world looked strong. The fear of war was another
factor affecting foreign markets.
                                                   3

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Semiannual Report    January 31, 2003

The same uncertainties that drove the changes in stock prices caused bonds to shift direction, albeit not to the same extent. A flight to safety from stocks increased demand for bonds, pushing their prices up. Moreover, in November 2002, the Federal
Reserve again eased short-term interest rates, further elevating bond prices. The prices of the safest investments, such as U.S. Treasury bonds, rose early in 2002 and had become quite high by the beginning of our reporting period. During the fourth quarter of 2002, investors renewed their interest in relatively inexpensive corporate bonds, causing a catch-up spurt in their prices compared to Treasuries.

The greater volatility of high yield ("junk") bonds worked in their favor over this period. These are bonds of companies that have to pay high interest rates because of concerns about their ability to redeem the bonds at maturity. Investors had been frightened away from them by the two largest bankruptcies ever--Enron Corporation and WorldCom--and several other prominent corporate casualties. As the reporting period progressed, corporate officers made the newly required certifications of their companies' financial statements, and some companies changed auditors and/or announced more conservative accounting practices. These trends, plus continued-- albeit uncertain--economic growth, increased confidence that most of the large negative surprises were behind us. The low prices on junk bonds attracted investors, who bid their prices up. They outperformed the other asset classes in the Fund by a considerable margin.

YOUR FUND'S PERFORMANCE
Asset allocation was the critical factor in the Fund's return, even more than usual. All of the equity classes lost ground, but both bond classes had large gains. High yield bonds returned almost 12%.
With 15% of the Fund's net assets allocated to the asset class, they helped offset the negative impact of the stock allocations even though the Fund's high yield bond holdings trailed the Lehman Brothers U.S.
Corporate High Yield Bond Index by a moderate amount.

The Fund's investment-grade bonds made an even larger
positive contribution. The Fund had a slightly larger
allocation to investment-grade bonds than to high
yield bonds. Although investment-grade bonds did not
perform as well as
                       www.strategicpartners.com    (800) 225-1852

Asset Class Index Returns                            As of 1/31/03

                          (CHART)

The chart above shows returns for the six months ended January 31, 2003, of various securities indexes, which are generally considered representative of the market sectors in which the fund may invest.

Source: Prudential Investments LLC, Lipper Inc., and
Lehman Brothers.

The performance cited does not represent the performance of the Strategic Partners Moderate Growth
Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 1000 Value Index comprises those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 1000 Growth Index comprises those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios.

The Morgan Stanley Capital International Europe,
Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Lehman Brothers Aggregate Bond Index gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index
is an unmanaged index of fixed-rate, noninvestment-
grade debt securities with at least one year
remaining to maturity. The Lehman Brothers High Yield
Index gives a broad look at how high yield ("junk")
bonds have performed.
                                                 5

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Semiannual Report    January 31, 2003

high yield, the Fund's investment-grade holdings outperformed the Lehman Brothers Aggregate Bond
Index, a broad measure of the fixed income market, by a substantial amount. The primary reasons for the strong result were good selection among corporate bonds and exposure to foreign bonds, particularly
German government bonds and Brazilian bonds. The portfolio benefited from more exposure to changes in interest rates than the Lehman Brothers Aggregate
Bond Index. As interest rates fell, the prices of existing bonds rose, adding a significant capital gain to the portfolio. The adviser managing the Fund's investment-grade bonds magnified the impact by emphasizing intermediate maturity securities, where interest rates fell most. The gains on both bond allocations together almost offset the losses on the Fund's stock allocations.

The Fund's largest asset-class allocations are to U.S. large-cap growth and value stocks. The Russell
1000 Value Index held up slightly better than the Russell 1000 Growth Index. This small style advantage was enhanced by a strong relative performance by the Fund's large-cap value holdings, which focused on media firms, including The News Corporation and EchoStar Communications. Stronger-than-expected advertising rates and the prospect of rising advertising volume helped media stocks generally.
Moreover, EchoStar announced a surprise repurchase of more than 10% of its outstanding shares from Vivendi
Universal. The Fund's value adviser had a substantial emphasis on technology, buying positions in leading firms inexpensively after the prolonged bear market in technology stocks. Positions in Hewlett-Packard, Xerox, BMC Software, and Cisco Systems had large gains during the period.

The Fund's large-cap growth holdings trailed the Russell 1000 Growth Index, hurt by weak technology and healthcare selections. The poorest performers in these sectors were the semiconductor firms Texas
Instruments and STMicroelectronics in technology and Baxter International in healthcare. The Fund's holdings were also hurt by a sizable commitment to the retail chain Kohl's, whose stock fell sharply because of poor retail sales in the fourth quarter of 2002.

The Fund had much smaller allocations to small-cap
stocks, which declined somewhat less than stocks of
larger companies. In fact, small-cap growth
                           www.strategicpartners.com    (800) 225-1852

stocks held up better than all the other equity asset classes in the Fund. Small-cap profitability in the fourth quarter of 2002, particularly earnings of technology companies, improved more than analysts expected. The Fund's small-cap value portfolio performed substantially better than its asset class overall, while the small-cap growth portfolio trailed its market by a much smaller margin.

The small-cap value holdings' exceptionally large outperformance was driven by a focus on the healthcare sector. The subadviser responsible for these investments believes that certain stocks in the healthcare industry may benefit from many developed countries' aging populations. A strong selection of healthcare stocks, including Covance and Pharmaceutical Product Development, had gains even in this period's weak markets. Both offer outsourced research services to drug companies and both reported positive financial results. Another top contributor was Pediatrix Medical Group, which manages hospital pediatric units.

The Fund changed subadvisers for its small-cap growth stocks during the period. Averaged over the period, the small-cap growth holdings focused on technology and healthcare stocks and underweighted financials.
Gains on some technology positions were outweighed by the more mixed performance of its healthcare holdings, but the margin by which the Fund trailed its market had a negligible impact on its overall return.

The stocks of other developed countries performed significantly worse than U.S. stocks overall, but the Fund's foreign holdings held up relatively well. That strong performance brought their return in line with that of U.S. large-cap stocks. The Fund had strong international stock selection across sectors, including the generally weak technology sector.
Positions in the consumer staples company Unilever and the Dutch telecommunications provider KPN were among the gainers. KPN rose because it aggressively reduced its capital expenditures in order to boost free cash flow and reduce its debt. However, the Spanish utility
Endesa was hurt by its substantial investments in Latin America, as well as by regulatory uncertainty in its core Spanish electricity business.

Strategic Partners Moderate Growth Fund Management Team

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Semiannual Report    January 31, 2003

WHAT IS AN ASSET ALLOCATION FUND
Diversification--spreading your investments over many different securities--is a basic principle of investing. It helps reduce the overall risk of your portfolio. Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities, reducing the impact of any one security on your return. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds, value and growth stocks, and investment-grade and high yield bonds--it is less likely that all the securities you own will move in the same direction at one time.
Strategic Partners Asset Allocation Funds provide more of this buffer than funds investing in only one asset class. We believe this will result in more consistent returns over time.

REBALANCING
The Strategic Partners Moderate Growth Fund has a target allocation for each asset class. As some asset classes perform better than others, the portfolio will drift from this original target: the securities that rise most will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance.
This keeps your risk exposure from changing too much.
Forcing us to sell high may also increase our average selling price over time.

Although an individual investor can diversify and rebalance, it would require a large investment to own the range of asset classes represented in the Strategic Partners Moderate Growth Fund. Moreover, calculating the amounts to allocate to each kind of security in a rebalancing would be difficult.
Strategic Partners Asset Allocation Funds do it all for you.

                       www.strategicpartners.com    (800) 225-1852

Glossary of Terms
Asset classes are classifications of investments. The most basic classification of securities is among stocks, bonds, and money market investments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions. Bonds are loans to a company, government, or agency. They carry a fixed interest rate, or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid. Generally, bond prices fluctuate with current interest rates and with events that affect the debtor's prospects of repaying the loan. Money market instruments are short-term loans that mature in 13 months or less. Bonds and money market instruments are called fixed income securities. High yield bonds are also known as "junk bonds." They are subject to greater risk of loss of principal and interest, including default risk, than higher-rated bonds.

Strategic Partners Moderate Growth Fund
Diversification Target

                (CHART)
                                       9

                                     SEMIANNUAL REPORT JANUARY 31, 2003

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS

STRATEGIC PARTNERS
MODERATE GROWTH FUND

                                     Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited)

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  90.4%
COMMON STOCKS  60.5%
-------------------------------------------------------------------------------------
Aerospace & Defense  1.6%
     15,700   Aeroflex, Inc.(a)                                   $        125,600
      9,100   Cubic Corp.                                                  183,092
     13,600   General Dynamics Corp.                                       899,504
     12,500   Herley Industries, Inc.(a)                                   198,125
     11,500   Lockheed Martin Corp.                                        587,075
      3,100   Moog, Inc. (Class A Stock)(a)                                 98,890
     16,900   Northrop Grumman Corp.                                     1,544,829
                                                                  ----------------
                                                                         3,637,115
-------------------------------------------------------------------------------------
Agriculture  0.2%
     23,710   Monsanto Co.                                                 418,482
-------------------------------------------------------------------------------------
Automobiles  0.8%
      9,400   Bayerische Motoren Werke (BMW) AG (Germany)                  272,435
     15,400   Harley-Davidson, Inc.                                        643,412
     69,000   Nissan Motor Co., Ltd. (Japan)                               525,238
      9,400   Toyota Motor Corp. (Japan)                                   223,754
      4,100   Winnebago Industries, Inc.                                   140,999
                                                                  ----------------
                                                                         1,805,838
-------------------------------------------------------------------------------------
Banks  2.9%
     26,200   ABN AMRO Holding NV, ADR (Netherlands)                       407,793
     26,058   Allied Irish Banks PLC (Ireland)                             358,032
      9,200   Astoria Financial Corp.                                      238,740
     20,500   Bank of Ireland (Ireland)                                    207,949
      3,000   Bank of Ireland (Ireland)                                     30,592
     19,800   Bank One Corp.                                               722,898
     31,800   Bank United Financial Corp. (Class A)(a)                     502,440
     91,100   Barclays PLC (United Kingdom)                                524,540
     12,120   BNP Paribas SA (France)                                      478,373
      4,800   Commerce Bancorp, Inc.                                       210,672
     12,300   Credit Suisse Group (Switzerland)(a)                         263,970
      3,100   East West Bancorp, Inc.                                      108,376
      4,100   First Community Bancorp/CA                                   117,547

    See Notes to Financial Statements                                     11

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      4,900   Hibernia Corp. (Class A Stock)                      $         91,385
     63,400   HSBC Holdings PLC (United Kingdom)(a)                        657,659
     36,400   Oversea-Chinese Banking Corp., Ltd. (Singapore)              190,455
      8,300   R&G Financial Corp. (Class B)(Puerto Rico)                   183,347
     15,400   Royal Bank of Scotland PLC (United Kingdom)                  338,987
     19,200   Standard Chartered PLC (United Kingdom)                      196,955
     10,800   UBS AG (Switzerland)(a)                                      466,321
     29,896   United Overseas Bank, Ltd. (Singapore)                       180,490
                                                                  ----------------
                                                                         6,477,521
-------------------------------------------------------------------------------------
Beverages  1.0%
     15,100   Anheuser-Busch Companies, Inc.                               716,797
     11,100   Coca-Cola Co.                                                449,106
     40,600   Diageo PLC (United Kingdom)(a)                               414,476
     14,467   Heineken NV (Netherlands)                                    521,004
                                                                  ----------------
                                                                         2,101,383
-------------------------------------------------------------------------------------
Biotechnology  1.4%
     20,100   Acacia Research - CombiMatrix(a)                              60,300
     29,000   Amgen, Inc.(a)                                             1,477,840
      4,300   CV Therapeutics, Inc.(a)                                      72,240
      2,000   Digene Corp.(a)                                               22,920
     15,100   Embrex, Inc.(a)                                              156,119
     10,800   Exact Sciences Corp.(a)                                       96,768
     13,600   Genentech, Inc.(a)                                           499,664
     14,000   Medimmune, Inc.(a)                                           417,060
     10,700   Telik, Inc.(a)                                               120,482
     12,400   Versicor Inc.(a)                                             136,896
                                                                  ----------------
                                                                         3,060,289
-------------------------------------------------------------------------------------
Building & Construction  0.5%
     18,929   CRH PLC, ADR (Ireland)                                       238,755
     22,150   D.R. Horton, Inc.                                            423,065
     18,600   Hovnanian Enterprises, Inc. (Class A)(a)                     541,818
                                                                  ----------------
                                                                         1,203,638
-------------------------------------------------------------------------------------
Building Products  0.1%
     12,800   Watsco, Inc.                                                 200,320

    12                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Chemicals  0.8%
     15,000   Dow Chemical Co.                                    $        435,900
     37,800   IMC Global, Inc.                                             369,306
     32,500   Lyondell Chemical Co.                                        416,325
      6,000   Scotts Co. (Class A Stock)(a)                                307,440
      5,600   Valspar Corp.                                                238,000
                                                                  ----------------
                                                                         1,766,971
-------------------------------------------------------------------------------------
Commercial Services & Supplies  1.3%
     62,400   Administaff, Inc.(a)                                         312,000
     32,300   Allied Waste Industries, Inc.(a)                             315,894
      7,100   Coinstar, Inc.(a)                                            138,095
     10,300   Global Payments, Inc.(a)                                     293,859
      3,300   ICON PLC ADR(a)                                               92,400
      8,500   Kelly Services, Inc.                                         177,650
     13,500   NDCHealth Corp. (Class A Stock)                              293,490
     23,500   NuCo2 Inc.(a)                                                116,631
     13,100   Republic Services, Inc.(a)                                   268,288
     24,700   Scientific Games Corp. (Class A)(a)                          145,730
      5,850   UTI Worldwide, Inc.                                          139,230
     24,000   Waste Management, Inc.(a)                                    551,760
                                                                  ----------------
                                                                         2,845,027
-------------------------------------------------------------------------------------
Communications Equipment  1.4%
    112,000   3Com Corp.(a)                                                473,760
     10,200   Anaren Microwave, Inc.(a)                                     79,050
     93,400   Cisco Systems, Inc.(a)                                     1,248,758
     51,700   Nokia OYJ ADR (Finland)                                      743,963
     37,600   Nokia OYJ (Finland)                                          527,918
                                                                  ----------------
                                                                         3,073,449
-------------------------------------------------------------------------------------
Computers & Peripherals  1.5%
     37,900   Dell Computer Corp.(a)                                       904,294
     99,194   Hewlett-Packard Co.                                        1,726,968
      8,400   IBM Corp.                                                    657,132
                                                                  ----------------
                                                                         3,288,394

    See Notes to Financial Statements                                     13

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Containers & Packaging  0.2%
     11,900   Temple-Inland, Inc.                                 $        514,318
-------------------------------------------------------------------------------------
Diversified Financials  4.5%
     12,100   A.G. Edwards, Inc.                                           345,697
      2,300   Acom Co., Ltd. (Japan)(a)                                     70,377
     37,300   American Express Co.                                       1,325,269
     33,600   AmeriCredit Corp.(a)                                         105,504
     77,100   Citigroup, Inc.                                            2,650,698
     12,600   Eaton Vance Corp.                                            349,776
     17,200   Fortis NL NV (Netherlands)                                   270,296
     23,100   Goldman Sachs Group, Inc.                                  1,573,110
      9,100   Jefferies Group, Inc.                                        356,265
     21,700   Lehman Brothers Holdings, Inc.                             1,183,301
     17,900   Merrill Lynch & Co., Inc.                                    626,858
     81,000   Nikko Cordial Corp. (Japan)                                  291,746
     10,500   Principal Financial Group(a)                                 300,300
     11,800   Raymond James Financial, Inc.                                300,900
      1,000   Saxon Capital, Inc.(a)                                        12,780
      1,900   Student Loan Corp.                                           181,982
                                                                  ----------------
                                                                         9,944,859
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  1.9%
     34,000   AT&T Corp.                                                   662,320
     29,300   BellSouth Corp.                                              667,454
     54,570   BT Group PLC (United Kingdom)                                155,645
      8,600   Clear Channel Communications, Inc.(a)                        344,688
     26,900   EchoStar Communications Corp. (Class A)(a)                   698,055
     87,000   Koninklijke KPN NV (Netherlands)(a)                          609,822
         47   Nippon Telegraph & Telephone Corp. (Japan)                   157,529
        812   NTL Inc.(a)                                                   11,344
     72,600   Telecom Italia SpA (Italy)                                   549,410
     11,300   Verizon Communications, Inc.                                 432,564
                                                                  ----------------
                                                                         4,288,831
-------------------------------------------------------------------------------------
Electric Utilities  0.9%
     33,000   CLP Holdings, Ltd. (Hong Kong)                               132,848

    14                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     25,920   Endesa SA (Spain)                                   $        310,784
     32,300   PG&E Corp.(a)                                                445,740
     10,700   PNM Resources, Inc.                                          225,877
     14,100   Public Service Enterprise Group, Inc.                        497,448
     25,200   TXU Corp.                                                    462,420
                                                                  ----------------
                                                                         2,075,117
-------------------------------------------------------------------------------------
Electrical Equipment  0.4%
      8,600   C&D Technologies, Inc.                                       149,210
      5,800   ESCO Technologies Inc.(a)                                    200,680
      8,100   Harris Corp.                                                 252,720
     15,700   Paxar Corp.(a)                                               233,930
      2,800   Schneider Electric SA (France)(a)                            122,207
                                                                  ----------------
                                                                           958,747
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  1.5%
      4,200   Analogic Corp.                                               221,592
     11,400   Applied Films Corp.                                          184,680
     42,900   California Micro Devices Corp.(a)                            175,461
      8,500   Electro Scientific Industries, Inc.(a)                       153,595
      9,500   FLIR Systems, Inc.(a)                                        443,365
      9,100   Harman International Industries, Inc.                        559,650
     19,500   Ingram Micro, Inc. (Class A Stock)(a)                        224,250
     10,556   Koninklijke (Royal) Philips Electronics N.V.
               (Denmark)(a)                                                179,030
     40,300   Sanmina-SCI Corp.(a)                                         147,498
    166,200   Solectron Corp.(a)                                           596,658
      8,900   SONY Corp. (Japan)                                           349,500
                                                                  ----------------
                                                                         3,235,279
-------------------------------------------------------------------------------------
Energy Equipment & Services  2.3%
      8,600   Cal Dive International, Inc.(a)                              183,266
      8,000   Dominion Resources, Inc.                                     433,520
     35,600   ENSCO International, Inc.                                    959,064
     11,200   FirstEnergy Corp.                                            349,440
     36,700   GlobalSantaFe Corp.                                          797,491
     24,100   Halliburton Co.                                              452,116
     29,400   Schlumberger Ltd.                                          1,108,380

    See Notes to Financial Statements                                     15

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     33,800   Superior Energy Services, Inc.(a)                   $        268,710
     16,700   Weatherford International, Ltd. (Bermuda)(a)                 620,572
                                                                  ----------------
                                                                         5,172,559
-------------------------------------------------------------------------------------
Food & Drug Retailing  0.4%
     51,500   Boots Co. PLC (United Kingdom)                               442,783
      4,700   Carrefour SA (France)                                        186,668
     73,400   Tesco PLC (United Kingdom)                                   199,699
                                                                  ----------------
                                                                           829,150
-------------------------------------------------------------------------------------
Food Products  1.2%
     56,100   Cadbury Schweppes PLC (United Kingdom)                       305,262
     36,900   ConAgra Foods, Inc.                                          905,157
     12,700   Kraft Foods, Inc.                                            404,495
     27,700   Sara Lee Corp.                                               552,338
     52,600   Unilever PLC (United Kingdom)                                457,429
                                                                  ----------------
                                                                         2,624,681
-------------------------------------------------------------------------------------
Gas Utilities  0.5%
     84,000   Hong Kong & China Gas (Hong Kong)                            105,540
     15,100   Oneok, Inc.                                                  258,965
     18,600   Sempra Energy                                                448,260
     55,500   Snam Rete Gas SpA (Italy)                                    189,448
                                                                  ----------------
                                                                         1,002,213
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  1.1%
     30,663   Amersham PLC (United Kingdom)                                236,916
     29,700   AtheroGenics, Inc.(a)                                        224,235
     15,500   Baxter International, Inc.                                   436,790
      9,300   Closure Medical Corp.(a)                                      95,325
     17,400   Conceptus, Inc.                                              147,900
     11,000   Diagnostic Products Corp.                                    385,330
     28,200   Quinton Cardiology Systems, Inc.(a)                          155,100
     14,500   The Cooper Cos., Inc.                                        371,345
     69,800   VitalWorks Inc.(a)                                           270,824
      4,100   Zoll Medical Corp.(a)                                        163,754
                                                                  ----------------
                                                                         2,487,519

    16                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Health Care Providers & Services  1.9%
     25,000   American Medical Security Group, Inc.               $        346,000
      3,700   Centene Corp.(a)                                             104,340
     22,200   Covance, Inc.(a)                                             598,956
     24,500   HCA, Inc.                                                  1,047,130
     11,000   Lincare Holdings, Inc.(a)                                    313,940
     12,300   Pediatrix Medical Group, Inc.(a)                             452,025
     18,900   Pharmaceutical Product Development, Inc.(a)                  564,165
     13,100   Quintiles Transnational Corp.(a)                             166,501
     17,500   Serologicals Corp.(a)                                        191,275
      5,300   Service Corp. International(a)                                17,543
     17,300   Tenet Healthcare Corp.(a)                                    311,227
                                                                  ----------------
                                                                         4,113,102
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure  1.4%
     12,400   Brinker International, Inc.(a)                               368,900
      5,800   CEC Entertainment, Inc.(a)                                   164,082
     21,400   Marriott International, Inc. (Class A Stock)                 667,680
     50,000   McDonald's Corp.                                             712,000
      6,100   RARE Hospitality International, Inc.(a)                      173,850
     12,000   Sonic Corp.(a)                                               272,880
     23,900   Starbucks Corp.(a)                                           543,008
     14,000   WMS Industries, Inc.(a)                                      162,540
                                                                  ----------------
                                                                         3,064,940
-------------------------------------------------------------------------------------
Household Products  0.8%
     15,000   Kao Corp. (Japan)                                            305,778
     10,000   Kimberly-Clark Corp.                                         463,200
     25,900   Kirkland's, Inc.(a)                                          300,440
      8,100   Procter & Gamble Co.                                         693,117
                                                                  ----------------
                                                                         1,762,535
-------------------------------------------------------------------------------------
Industrial Conglomerates  0.8%
      9,100   3M Co.                                                     1,133,405
      3,800   Siemens AG (Germany)                                         155,002
     12,000   Stake Technology Ltd. (Canada)(a)                             36,960
     22,900   Tyco International Ltd. (Bermuda)                            366,629
                                                                  ----------------
                                                                         1,691,996

    See Notes to Financial Statements                                     17

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Insurance  3.2%
     25,320   Alleanza Assicurazionni (Italy)                     $        191,340
     16,400   Allstate Corp.                                               577,116
     22,512   American International Group, Inc.                         1,218,349
      9,700   Commerce Group, Inc.                                         336,590
     29,500   Hartford Financial Services Group, Inc.                    1,229,560
     11,600   Lincoln National Corp.                                       374,100
     10,500   Loews Corp.                                                  462,210
     11,600   Philadelphia Consolidated Holding Corp.(a)                   386,628
      8,200   ProAssurance Corp.(a)                                        190,486
      7,200   Protective Life Corp.                                        195,336
     17,800   Scottish Annuity & Life Holdings, Ltd. (Cayman
               Islands)                                                    318,620
     21,400   XL Capital, Ltd. (Cayman Islands) (Class A Stock)          1,606,284
                                                                  ----------------
                                                                         7,086,619
-------------------------------------------------------------------------------------
Internet Software & Services  0.5%
     17,600   ActivCard SA ADR (France)                                    134,640
      5,100   Digitas Inc.(a)                                               20,655
      1,200   eBay, Inc.(a)                                                 90,192
      6,600   FindWhat.com(a)                                               50,952
     51,100   LookSmart Ltd.(a)                                            155,855
     29,900   MatrixOne, Inc.(a)                                           145,613
     33,700   S1 Corp.(a)                                                  166,815
    114,900   Tumbleweed Communications Corp.(a)                           160,975
     12,600   Websense, Inc.(a)                                            197,946
                                                                  ----------------
                                                                         1,123,643
-------------------------------------------------------------------------------------
Machinery  0.3%
     10,800   Navistar International Corp.(a)                              259,956
      9,800   Sandvik AB (Sweden)                                          202,536
      4,900   Snap-On, Inc.                                                124,950
                                                                  ----------------
                                                                           587,442
-------------------------------------------------------------------------------------
Media  3.1%
     25,900   Fox Entertainment Group, Inc. (Class A Stock)(a)             715,617
      7,000   Knight-Ridder, Inc.                                          474,040
      8,800   Lagardere SA (France)                                        358,008

    18                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     14,000   Lamar Advertising Co.(a)                            $        486,920
     51,900   Liberty Media Corp. (Class A Stock)(a)                       517,443
     16,200   New York Times Co. (Class A Stock)                           791,208
      9,500   Omnicom Group Inc.                                           572,850
     33,500   Regent Communications, Inc.(a)                               201,000
     38,100   Sinclair Broadcast Group, Inc. (Class A Stock)(a)            431,292
      6,400   Spanish Broadcasting System, Inc.                             48,320
     25,300   Univision Communications, Inc. (Class A Stock)(a)            666,908
     43,630   Viacom, Inc. (Class B Stock)(a)                            1,681,937
                                                                  ----------------
                                                                         6,945,543
-------------------------------------------------------------------------------------
Metals & Mining  0.3%
     92,949   BHP Billiton Ltd. (Australia)                                486,022
     12,300   Freeport-McMoRan Copper & Gold, Inc. (Class B
               Stock)(a)                                                   230,871
                                                                  ----------------
                                                                           716,893
-------------------------------------------------------------------------------------
Multiline Retail  1.7%
     16,700   Federated Department Stores, Inc.(a)                         434,534
     17,900   Fred's, Inc. (Class A)                                       480,812
     87,700   Kingfisher PLC (United Kingdom)(a)                           277,532
     23,800   Kohl's Corp.(a)                                            1,246,406
     26,800   Wal-Mart Stores, Inc.                                      1,281,040
                                                                  ----------------
                                                                         3,720,324
-------------------------------------------------------------------------------------
Office Electronics  0.4%
     11,000   Canon, Inc. (Japan)                                          384,275
     62,400   Xerox Corp.                                                  552,240
                                                                  ----------------
                                                                           936,515
-------------------------------------------------------------------------------------
Oil & Gas  3.1%
      7,100   Apache Corp.                                                 443,111
     14,900   Baker Hughes Inc.                                            450,874
     80,900   BP Amoco PLC (United Kingdom)                                508,035
     52,900   Eni SpA (Italy)                                              800,087
     49,400   Grey Wolf, Inc.(a)                                           190,190
     24,300   Occidental Petroleum Corp.                                   709,803
     13,000   Royal Dutch Petroleum Co. (Netherlands)                      538,225
      8,900   Statoil ASA (Norway)                                          68,532

    See Notes to Financial Statements                                     19

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     11,300   Swift Energy Co.(a)                                 $        107,350
     40,000   Tokyo Gas Co. Ltd.                                           117,726
     10,613   TotalFinaElf, SA (France)                                  1,430,864
      8,985   TotalFinaElf ADR (France)                                    610,171
     11,900   Unit Corp.(a)                                                212,534
     13,300   Westport Resources Corp.(a)                                  266,532
     21,500   XTO Energy, Inc.                                             523,310
                                                                  ----------------
                                                                         6,977,344
-------------------------------------------------------------------------------------
Paper & Forest Products  1.3%
     20,700   Boise Cascade Corp.                                          494,937
     39,700   International Paper Co.                                    1,417,290
     19,800   Weyerhaeuser Co.                                             951,390
                                                                  ----------------
                                                                         2,863,617
-------------------------------------------------------------------------------------
Personal Products  0.3%
      9,200   Chattem, Inc.                                                139,564
     14,100   Gillette Co.                                                 421,590
                                                                  ----------------
                                                                           561,154
-------------------------------------------------------------------------------------
Pharmaceuticals  4.7%
     29,700   Abbott Laboratories                                        1,132,164
      8,000   Able Laboratories, Inc.                                       91,712
      4,900   Allergan Inc.                                                297,283
      9,200   Atrix Laboratories, Inc.(a)                                  104,880
      3,600   Barr Laboratories, Inc.(a)                                   284,580
     21,300   Bradley Pharmaceuticals, Inc.(a)                             239,625
     27,200   Bristol-Myers Squibb Company                                 641,648
      8,300   CollaGenex Pharamaceuticals, Inc.                             81,506
      8,500   Connetics Corp.(a)                                           110,415
      8,500   Forest Laboratories, Inc.(a)                                 439,875
     44,700   GlaxoSmithKline PLC (United Kingdom)(a)                      840,651
     22,900   Johnson & Johnson                                          1,227,669
     15,100   KV Pharmaceutical Co.(a)                                     276,934
     15,400   La Jolla Pharmaceutical Co.(a)                               122,892
      3,800   Merck & Co., Inc.                                            210,482
     13,000   Nastech Pharmaceutical Co., Inc.(a)                          126,750
     16,100   Novartis AG,(Switzerland)                                    588,622
     11,300   Novo Nordisk A/S (Denmark)                                   309,073

    20                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      4,100   NPS Pharmaceuticals, Inc.(a)                        $         91,348
     20,525   Pfizer, Inc.                                                 623,139
     28,278   Pharmacia Corp.                                            1,181,172
     29,300   POZEN Inc.(a)                                                124,525
      6,500   Teva Pharmaceutical Industries Ltd. ADR                      249,600
     24,600   Wyeth                                                        960,138
                                                                  ----------------
                                                                        10,356,683
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.1%
      3,600   Alexandria Real Estate Equities, Inc.                        148,860
      4,900   SL Green Realty Corp.                                        148,078
                                                                  ----------------
                                                                           296,938
-------------------------------------------------------------------------------------
Road & Rail  0.1%
         59   East Japan Railway (Japan)                                   271,044
-------------------------------------------------------------------------------------
Schools - Day Care  0.1%
      9,400   Bright Horizons Family Solutions, Inc.(a)                    250,980
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  2.5%
    501,000   Agere Systems, Inc. (Class B)(a)                             871,740
     31,100   Applied Materials, Inc.(a)                                   372,267
     11,700   DSP Group, Inc.(a)                                           193,869
      8,700   Exar Corp.(a)                                                112,665
     54,600   Genus, Inc.(a)                                               153,426
     57,400   Intel Corp. (Class A)(a)                                     898,884
      4,600   KLA-Tencor Corp.(a)                                          150,144
     42,800   Kopin Corp.(a)                                               178,947
     68,100   LogicVision, Inc.(a)                                         131,433
     23,800   Monolithic System Technology, Inc.(a)                        199,182
     20,800   Mykrolis Corp.(a)                                            151,008
     11,600   Novellus Systems, Inc.(a)                                    341,620
      4,700   Power Integrations, Inc.(a)                                  101,567
     23,300   STMicroelectronics NV (Switzerland)                          427,788
     29,000   Texas Instruments, Inc.                                      461,100
     20,000   Ultratech Stepper, Inc.(a)                                   235,000
     25,400   Xilinx, Inc.(a)                                              502,666
     13,100   Zoran Corp.(a)                                               142,135
                                                                  ----------------
                                                                         5,625,441

    See Notes to Financial Statements                                     21

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Software  1.8%
      7,500   Business Objects SA ADR (France)(a)                 $        120,375
      9,200   Cerner Corp.(a)                                              339,195
      7,200   Computer Programs and Systems, Inc.(a)                       171,137
     34,200   Concur Technologies, Inc.(a)                                 145,350
     25,300   Embarcadero Technologies, Inc.(a)                            177,100
     32,400   Entrust, Inc.(a)                                              86,476
     28,000   Legato Systems, Inc.(a)                                      140,840
     31,700   Microsoft Corp.(a)                                         1,504,482
     33,700   NetScout Systems, Inc.(a)                                    135,137
     28,600   OPNET Technologies, Inc.(a)                                  234,577
     17,000   Per-Se Technologies, Inc.(a)                                 137,360
      9,400   SAP AG                                                       220,900
      8,100   Synopsys, Inc.(a)                                            313,227
     22,700   Verity, Inc.(a)                                              352,077
                                                                  ----------------
                                                                         4,078,233
-------------------------------------------------------------------------------------
Specialty Retail  2.2%
     11,300   Aaron Rents, Inc. (Class B)                                  219,898
     37,100   Ashworth, Inc.                                               235,214
     24,200   Bed, Bath & Beyond, Inc.(a)                                  811,426
     17,500   Circuit City Stores-Circuit City Group                       104,825
     18,600   Compagnie Financiere Richemont AG (Switzerland)              309,411
     20,600   CSK Auto Corp.(a)                                            204,764
     10,400   Guitar Center, Inc.(a)                                       202,592
      8,600   Hot Topic, Inc.(a)                                           203,820
     12,400   Lowe's Companies, Inc.                                       423,832
     12,800   Movie Gallery, Inc.(a)                                       179,840
      7,100   Regis Corp.                                                  191,274
     16,400   School Specialty, Inc.(a)                                    323,080
     27,100   Tiffany & Co.                                                630,075
     41,200   ToysRUs, Inc.(a)                                             372,448
      6,100   Urban Outfitters, Inc.(a)                                    124,928
     13,900   Walgreen Co.                                                 403,100
                                                                  ----------------
                                                                         4,940,527

    22                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Tobacco  0.7%
     16,600   Altadis SA (Class A) (Spain)                        $        379,006
     11,500   Altria Group Inc.                                            435,505
     28,580   Imperial Tobacco Group PLC (United Kingdom)                  436,476
     13,600   Loews Corp. - Carolina Group                                 277,576
                                                                  ----------------
                                                                         1,528,563
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  0.8%
     71,300   American Tower Corp. (Class A)(a)                            362,204
         95   NTT DoCoMo, Inc. (Japan)(a)                                  182,966
    362,500   Vodafone Group PLC (United Kingdom)                          649,556
     31,900   Vodafone Group PLC ADR                                       601,315
                                                                  ----------------
                                                                         1,796,041
                                                                  ----------------
              Total common stocks                                      134,307,817
                                                                  ----------------
PREFERRED STOCKS  1.0%
-------------------------------------------------------------------------------------
Automobiles  0.1%
        600   Porsche AG (Germany)                                         238,944
-------------------------------------------------------------------------------------
Cable  0.5%
      5,500   CSC Holdings, Inc., Ser. M, 11.125%                          532,125
      5,330   CSC Holdings, Inc., Ser. H, 11.75%                           521,008
                                                                  ----------------
                                                                         1,053,133
-------------------------------------------------------------------------------------
Media  0.4%
     39,100   The News Corp., Ltd. ADR                                     869,193
-------------------------------------------------------------------------------------
Publishing
      1,000   Primedia, Inc., Ser. D, 10.00%                                77,250
-------------------------------------------------------------------------------------
Telecommunication Services
        687   McLeodUSA, Inc., Ser. A, 2.50%                                 2,253
                                                                  ----------------
              Total preferred stocks                                     2,240,773
                                                                  ----------------
WARRANTS(a)
      1,525   McLeodUSA, Inc.                                                  358
     47,555   Netia Holdings SA                                             37,307
                                                                  ----------------
              Total warrants                                                37,665
                                                                  ----------------

    See Notes to Financial Statements                                     23

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
CORPORATE BONDS  16.4%
-------------------------------------------------------------------------------------
Aerospace & Defense  0.2%
B2             $       35       Alliant Techsystems, Inc.,
                                 Sr. Sub. Notes,
                                 8.50%, 5/15/11                      $         37,625
                                K&F Industries, Sr. Sub. Notes,
B2                    100       9.25%, 10/15/07                               104,000
B3                    100       9.625%, 12/15/10                              104,500
Ba3                   105       PanAmSat Corp., Notes,
                                 8.50%, 2/1/12                                101,850
                                                                     ----------------
                                                                              347,975
-------------------------------------------------------------------------------------
Agricultural Products 0.1%
                                IMC Global, Inc., Notes,
Ba2                    65       11.25%, 6/1/11                                 69,550
Ba2                    40       10.875%, 6/1/08                                43,000
                                                                     ----------------
                                                                              112,550
-------------------------------------------------------------------------------------
Airlines  0.2%
                                AMR Corp.,
                                 Debs.,
Caa2(g)                50       10.00%, 4/15/21                                13,500
                                MTN,
NR(g)                 100       10.55%, 3/12/21                                27,592
                                Continental Airlines, Inc., Pass
                                 Through Trust, Ser. 1996-C
                                 Certificates,
B3                     30       8.00%, 12/15/05                                16,200
Ba2                    69       9.50%, 10/15/13                                36,594
                                Delta Air Lines, Inc.,
                                 Notes,
Ba3                   175       7.70%, 12/15/05                               127,750
                                Sr. Notes,
Ba3                   230       8.30%, 12/15/29                               131,100

    24                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
B2             $      100       Northwest Airlines, Inc.,
                                Sr. Notes,
                                 8.875%, 6/1/06                      $         62,500
                                                                     ----------------
                                                                              415,236
-------------------------------------------------------------------------------------
Auto & Truck  0.4%
Baa3                  200       ArvinMeritor, Inc., Notes,
                                 8.75%, 3/1/12                                212,000
Ba2                    25       Autonation, Inc., Sr. Notes,
                                 9.00%, 8/1/08                                 26,000
Caa1                   50       Eagle-Picher, Inc., Gtd. Notes,
                                 9.375%, 3/1/08                                37,000
Baa1                  150       Ford Motor Co., Notes,
                                 7.45%, 7/16/31                               126,932
Ba1                   200       Lear Corp., Gtd. Notes, Ser. B,
                                 7.96%, 5/15/05                               210,500
                                Navistar International Corp.,
                                 Sr. Notes,
Ba1                   100       7.00%, 2/1/03                                 100,000
Ba1                    50       9.375%, 6/1/06                                 49,125
B3                    125       Rexnord Corp., Sr. Sub. Notes,
                                 10.125%, 12/15/12                            129,375
                                                                     ----------------
                                                                              890,932
-------------------------------------------------------------------------------------
Banking  0.2%
Ba3                   100       Chevy Chase Savings Bank,
                                 Sr. Sub. Debs.,
                                 9.25%, 12/1/05                               100,375
                                Sovereign Bancorp, Inc.,
                                 Sr. Notes,
Ba2                   110       10.25%, 5/15/04                               116,600
Ba2                    90       10.50%, 11/15/06                              101,250
B1                     55       Western Financial Svgs. Bank,
                                 Sub. Debs.,
                                 8.875%, 8/1/07                                53,969
                                                                     ----------------
                                                                              372,194

    See Notes to Financial Statements                                     25

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Building & Construction  0.2%
Ba2            $       45       Beazer Homes USA, Inc., Sr. Notes,
                                 8.375%, 4/15/12                     $         46,800
Ba1                   215       D.R. Horton, Inc., Sr. Notes,
                                 7.875%, 8/15/11                              215,000
Ba3                    95       KB Home, Sr. Sub. Notes,
                                 8.625%, 12/15/08                              99,275
Ba3                   125       Nortek Holdings Inc., Sr. Notes,
                                 9.25%, 3/15/07                               127,031
                                                                     ----------------
                                                                              488,106
-------------------------------------------------------------------------------------
Cable  0.3%
NR                     50       Callahan Nordrhein Nestfalen KG
                                 (Germany), Sr. Disc. Notes,
                                 16.00%, 7/15/10                                1,500
                                Charter Communications Holdings,
                                 Sr. Disc. Notes, Zero Coupon,
                                 (until 5/15/06),
Ca(g)                 445       11.75%, 5/15/11                               146,850
                                Sr. Notes,
Ca(g)                 425       10.00%, 5/15/11                               206,125
B2                    250       Mediacom LLC Capital Corp., Sr.
                                 Notes,
                                 7.875%, 2/15/11                              222,500
B3                    175       Paxson Communications Corp.,
                                 Sr. Sub. Notes,
                                 10.75%, 7/15/08                              175,000
                                United Pan Europe Communications,
                                 Sr. Disc. Notes, Zero Coupon
                                 (until 8/1/04),
Ca                    100       8/1/09                                          6,000
Ca                     50       2/1/10                                          2,688
                                                                     ----------------
                                                                              760,663
-------------------------------------------------------------------------------------
Casinos  1.1%
B1                     80       Boyd Gaming Corp., Sr. Sub. Notes,
                                 8.75%, 4/15/12                                83,600

    26                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
B3             $       75       Coast Hotels & Casinos, Inc.,
                                 Sr. Sub. Notes,
                                 9.50%, 4/1/09                       $         78,750
B3                     60       Hollywood Casino Corp., Gtd.
                                 Notes,
                                 11.25%, 5/1/07                                64,350
B2                     70       Hollywood Park, Inc., Sr. Sub.
                                 Notes, Ser. B,
                                 9.25%, 2/15/07                                62,300
B2                     65       Horseshoe Gaming LLC, Sr. Sub.
                                 Notes,
                                 8.625%, 5/15/09                               68,575
Baa3                   35       International Game Technology,
                                 Sr. Notes,
                                 7.875%, 5/15/04                               36,925
                                Mandalay Resort Group,
                                 Debs. Notes,
Ba2                   100       6.70%, 11/15/2096                             100,404
                                Sr. Sub. Debs.,
Ba3                    80       7.625%, 7/15/13                                77,600
                                Sr. Sub. Notes,
Ba3                   105       9.375%, 2/15/10                               111,563
                                MGM Mirage, Inc.,
                                 Gtd. Notes,
Ba2                   475       9.75%, 6/1/07                                 517,156
                                Sr. Sub. Notes,
Ba2                    20       8.375%, 2/1/11                                 21,300
Ba3                    35       Mohegan Tribal Gaming Authority,
                                 Sr. Sub. Notes,
                                 8.00%, 4/1/12                                 35,963
                                Park Place Entertainment Corp.,
                                 Sr. Notes,
Baa3                  300       7.50%, 9/1/09                                 306,000
                                Sr. Sub. Notes,
Ba2                    30       9.375%, 2/15/07                                31,875
B2                    200       Station Casinos, Inc.,
                                 Sr. Sub. Notes,
                                 9.875%, 7/1/10                               214,000

    See Notes to Financial Statements                                     27

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Caa1           $      420       Venetian Casino Resort LLC, 2nd
                                 Mtge.,
                                 11.00%, 6/15/10                     $        435,750
B3                    175       Wynn Las Vegas LLC,
                                 12.00%, 11/1/10                              177,625
                                                                     ----------------
                                                                            2,423,736
-------------------------------------------------------------------------------------
Chemicals  0.5%
B2                     50       Avecia Group PLC (United Kingdom),
                                 Sr. Notes,
                                 11.00%, 7/1/09                                41,500
Baa3                  175       Ferro Corp., Sr. Notes,
                                 9.125%, 1/1/09                               190,641
Caa1                  230       Huntsman International LLC,
                                 Gtd. Notes,
                                 10.125%, 7/1/09                              190,900
B2                    160       ISP Chemco, Inc.,
                                 Sr. Sub. Notes, Ser. B,
                                 10.25%, 7/1/11                               168,800
                                Lyondell Chemical Co.,
                                 Sr. Sec. Notes,
Ba3                    90       9.50%, 12/15/08                                81,000
                                Sr. Sub. Notes,
Ba3                   100       9.875%, 5/1/07                                 93,500
B2                    160       10.875%, 5/1/09                               135,200
Caa2                  115       OM Group, Inc., Sr. Sub. Notes,
                                 9.25%, 12/15/11                               75,900
Ba2                    80       USEC, Inc., Sr. Notes,
                                 6.75%, 1/20/09                                64,690
                                                                     ----------------
                                                                            1,042,131
-------------------------------------------------------------------------------------
Commercial Services  0.1%
B2                     85       Iron Mountain, Inc., Sr. Sub.
                                 Notes,
                                 8.625%, 4/1/13                                89,888
B2                    200       United Rentals, Inc., Gtd. Notes,
                                 9.50%, 6/1/08                                166,000
                                                                     ----------------
                                                                              255,888

    28                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Computer Services  0.1%
                                Unisys Corp., Sr. Notes,
Ba1            $      100       7.25%, 1/15/05                       $        101,750
Ba1                   120       8.125%, 6/1/06                                124,800
                                                                     ----------------
                                                                              226,550
-------------------------------------------------------------------------------------
Consumer Services  0.2%
B1                    150       Alliance Atlantis Commerce, Inc.,
                                 Sr. Sub. Notes,
                                 13.00%, 12/15/09                             165,000
NR                    150       KinderCare Learning Center, Inc.,
                                 Sr. Sub. Notes,
                                 9.50%, 2/15/09                               148,687
B1                    250       Service Corp. International, Sr.
                                 Notes,
                                 6.50%, 3/15/08                               231,250
                                                                     ----------------
                                                                              544,937
-------------------------------------------------------------------------------------
Diversified Manufacturing Operations  0.4%
B1                    123       American Axle & Manufacturing,
                                 Inc.,
                                 Sr. Sub. Notes,
                                 9.75%, 3/1/09                                132,379
Baa1                  300       Cox Enterprises, Inc., Sr. Notes,
                                 2.7225%, 5/1/33                              298,835
NR(h)                 150       Gentek, Inc., Gtd. Notes,
                                 11.00%, 8/1/09                                 7,500
                                Terex Corp.,
                                 Gtd. Notes,
B2                     50       8.875%, 4/1/08                                 46,000
                                Sr. Sub. Notes,
B2                     40       9.25%, 7/15/11                                 36,800
B2                    170       10.375%, 4/1/11                               162,775
                                Tyco Int'l Group, Notes,
Baa1                  100       6.375%, 10/15/11                               93,000
B3                     35       U.S. Can Corp., Sr. Sub. Notes,
                                 12.375%, 10/1/10                              20,300
                                                                     ----------------
                                                                              797,589

    See Notes to Financial Statements                                     29

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Diversified Operations  0.1%
Ba2            $      250       Stena AB (Sweden), Sr. Notes,
                                 8.75%, 6/15/07                      $        252,500
-------------------------------------------------------------------------------------
Electronic Components  0.3%
BA1                   150       AES Corp., Sr. Notes,
                                 9.375%, 9/15/10                              102,750
Ba2                   190       Flextronics International, Ltd.
                                 (Singapore), Sr. Notes,
                                 9.875%, 7/1/10                               204,250
B3                     20       Illinova Corp.,
                                 11.50%, 12/15/10                              19,800
Ba3                   150       L-3 Communications Corp.,
                                 Sr. Sub. Notes,
                                 7.625%, 6/15/12                              156,750
Baa3                   20       Mirant Mid-Atlantic LLC,
                                 Pass thru Certs.,
                                 8.625%, 6/30/12                               17,227
B3                    150       Motors & Gears, Inc., Sr. Notes,
                                 10.75%, 11/15/06                             130,500
Ba2                   100       Sanmina-SCI Corp., Sec'd Notes,
                                 10.375%, 1/15/10                             104,000
                                                                     ----------------
                                                                              735,277
-------------------------------------------------------------------------------------
Energy  0.5%
Ba1                   125       AES Eastern Energy, Pass thru
                                 Certs.,
                                 9.00%, 1/2/17                                114,288
                                Cogentrix Energy, Inc., Sr. Notes,
Ba1                    35       8.10%, 3/15/04                                 26,250
Baa3                   95       8.75%, 10/15/08                                62,700
                                El Paso Corp.,
                                 Bond,
Ba1                    50       7.125%, 5/6/09                                 38,455
                                Sr. Notes,
Baa2                  410       7.00%, 5/15/11                                315,700
Caa1                  180       7.75%, 1/15/32                                122,400

    30                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Caa1           $      250       El Paso Energy Corp., MTN, Tranche
                                 Trust 00005,
                                 7.80%, 8/1/31                       $        170,000
B1                     40       El Paso Energy Partners,
                                 Sr. Sub. Notes,
                                 8.50%, 6/1/11                                 39,200
Ba2                    25       Plains All American Pipeline LP,
                                 Gtd. Notes,
                                 7.75%, 10/15/12                               26,250
                                Tennessee Gas Pipeline, Debs.,
Ba1                   185       7.00%, 3/15/27                                172,050
Ba1                   155       7.625%, 4/1/37                                130,200
                                                                     ----------------
                                                                            1,217,493
-------------------------------------------------------------------------------------
Engineering & Construction
B2                     50       CSC Holdings, Inc., Sr. Sub.
                                 Debs.,
                                 10.50%, 5/15/16                               51,500
-------------------------------------------------------------------------------------
Financial Services  1.5%
B3                    117       Actuant Corp., Sr. Sub. Notes,
                                 13.00%, 5/1/09                               136,890
Caa2                   75       AES Drax Holdings, Ltd.,
                                 Sr. Sec. Bonds,
                                 10.41%, 12/31/20                              42,000
NR                     90       Finova Group, Inc., Sr. Sec'd
                                 Notes,
                                 7.50%, 11/15/09                               32,625
A3                    500       Ford Motor Credit Co., Notes,
                                 7.25%, 10/25/11                              476,188
                                General Motors Acceptance Corp.,
A2                    500       2.6125%, 5/4/04                               496,496
                                MTN,
A2                    400       2.11%, 4/5/04                                 394,942
                                Notes,
A2                    500       6.875%, 9/15/11                               486,907
Ba3                   285       Midland Funding Corp., Debs.,
                                 13.25%, 7/23/06                              304,950

    See Notes to Financial Statements                                     31

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Ba3            $      125       Midland Funding II, Sec. Deb.
                                 Notes, Ser. A,
                                 11.75%, 7/23/05                     $        131,250
B3                    210       Orion Power Holdings, Inc., Sr.
                                 Notes,
                                 12.00%, 5/1/10                               189,000
                                Qwest Capital Funding, Inc.,
                                 Gtd. Notes,
Caa2                  300       7.00%, 8/3/09                                 219,750
Caa2                  100       7.25%, 2/15/11                                 72,750
Caa2                  150       7.90%, 8/15/10                                111,375
B2                    100       R.H. Donnelley Financial Corp.,
                                 Sr. Sub. Notes,
                                 10.875%, 12/15/12                            110,000
B2                     70       UCAR Finance, Inc., Gtd. Notes,
                                 10.25%, 2/15/12                               56,000
                                                                     ----------------
                                                                            3,261,123
-------------------------------------------------------------------------------------
Food & Beverage  0.3%
B3                     70       Agrilink Foods, Inc., Sr. Sub.
                                 Notes,
                                 11.875%, 11/1/08                              75,600
B2                    175       Del Monte Corp., Sr. Sub. Notes,
                                 8.625%, 12/15/12                             181,125
Baa3                  140       Delhaize America Inc., Gtd. Notes,
                                 8.125%, 4/15/11                              136,150
B2                    105       Great Atlantic & Pacific Tea Co.,
                                 Inc., Notes,
                                 7.75%, 4/15/07                                77,962
Ba2                   135       Smithfield Foods, Inc., Sr. Notes,
                                 8.00%, 10/15/09                              133,988
Ba2                    40       Winn Dixie Stores, Inc., Sr.
                                 Notes,
                                 8.875%, 4/1/08                                42,300
                                                                     ----------------
                                                                              647,125
-------------------------------------------------------------------------------------
Health Care  1.0%
B2                     75       Alaris Medical Systems, Inc.,
                                 Sr. Sec. Notes, Ser. B,
                                 11.625%, 12/1/06                              85,313

    32                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Caa2           $      105       Alaris Medical, Inc., Sr. Disc.
                                 Notes, Zero Coupon, (until
                                 8/1/03),
                                 11.125%, 8/1/08                     $        103,425
B3                    190       Concentra Operating Corp., Sr.
                                 Sub. Notes, Ser. B,
                                 13.00%, 8/15/09                              194,750
                                HCA, Inc.,
Ba1                    55       9.00%, 12/15/14                                67,114
                                Deb.,
Ba1                   100       7.50%, 12/15/23                               103,201
Ba1                    50       8.36%, 4/15/24                                 55,954
                                Notes,
Ba1                   200       6.73%, 7/15/45                                202,191
Ba1                   400       7.125%, 6/1/06                                427,127
                                Healthsouth Corp.,
                                 Sr. Notes,
Caa2(g)                50       6.875%, 6/15/05                                45,500
                                Sr. Sub. Notes,
C(g)                  300       10.75%, 10/1/08                               264,000
B2                     70       Resources Care, Inc., Sr. Notes,
                                 10.625%, 11/15/08                             52,500
B2                    225       Rotech Healthcare, Inc., Sr. Sub.
                                 Notes,
                                 9.50%, 4/1/12                                225,000
B3                     75       Select Medical Corp., Sr. Sub.
                                 Notes,
                                 9.50%, 6/15/09                                79,125
                                Triad Hospitals, Inc.,
                                 Gtd. Notes,
B1                    240       8.75%, 5/1/09                                 255,600
                                Sr. Sub. Notes,
B2                     90       11.00%, 5/15/09                                98,325
                                                                     ----------------
                                                                            2,259,125
-------------------------------------------------------------------------------------
Hotels & Leisure  0.9%
B2                     35       Argosy Gaming, Sr. Notes,
                                 9.00%, 9/1/11                                 36,750
B3                    115       Carrols Corp., Sr. Sub. Notes,
                                 9.50%, 12/1/08                               103,500

    See Notes to Financial Statements                                     33

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
B2             $      110       Extended Stay America, Inc.,
                                 Sr. Sub. Notes,
                                 9.875%, 6/15/11                     $        109,725
Ba3                   250       Felcor Suites L.P., Gtd. Sr.
                                 Notes,
                                 7.375%, 10/1/04                              250,937
Ba2                   300       HMH Properties, Inc.,
                                 Gtd. Notes, Ser. B,
                                 7.875%, 8/1/08                               280,500
Ba1                    50       Hilton Hotels Corp., Notes,
                                 7.625%, 12/1/12                               49,432
Ba3                   200       Host Marriott L.P., Sr. Notes,
                                 Ser. H,
                                 9.50%, 1/15/07                               198,000
                                ITT Corp., Notes,
Ba1                   125       6.75%, 11/15/05                               125,781
B1                     85       Prime Hospitality Corp., Sr. Sub.
                                 Notes,
                                 8.375%, 5/1/12                                79,050
B3                    200       Regal Cinemas Corp., Sr. Sub.
                                 Notes,
                                 9.375%, 2/1/12                               210,500
                                Royal Caribbean Cruises Ltd.,
                                 Notes,
Ba2                    50       8.125%, 7/28/04                                50,125
                                Sr. Notes,
Ba2                    10       8.75%, 2/2/11                                   9,200
                                Starwood Hotels & Resorts
                                 Worldwide, Inc.,
                                 Debs.,
Ba1                   120       7.375%, 11/15/15                              110,400
                                Deb. Notes,
Ba1                   130       7.375%, 5/1/07                                129,675
                                Notes,
Ba1                    70       7.875%, 5/1/12                                 69,125
B2                    255       Sun International Hotels Ltd.,
                                 Sr. Sub. Notes,
                                 8.875%, 8/15/11                              262,650
                                                                     ----------------
                                                                            2,075,350

    34                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Machinery  0.2%
B2             $      175       Joy Global, Inc., Gtd. Notes,
                                 8.75%, 3/15/12                      $        183,750
B2                    200       Manitowoc Co. Inc., Sr. Sub.
                                 Notes,
                                 10.50%, 8/1/12                               210,000
Ba3                    25       PerkinElmer, Inc., Sr. Sub. Notes,
                                 8.875%, 1/15/13                               24,375
                                                                     ----------------
                                                                              418,125
-------------------------------------------------------------------------------------
Manufacturing
Ba3                    50       Dimon, Inc., Sr. Notes,
                                 9.625%, 10/15/11                              53,500
B2                     30       Sun World International, Inc.,
                                 First Mtge., Ser. B,
                                 11.25%, 4/15/04                               18,000
                                                                     ----------------
                                                                               71,500
-------------------------------------------------------------------------------------
Media  0.4%
B2                    100       Canwest Media, Inc., Sr. Sub.
                                 Notes,
                                 10.625%, 5/15/11                             108,750
Ba3                   200       Entercom Radio LLC, Gtd. Notes,
                                 7.625%, 3/1/14                               210,000
B3                     75       Gray Television Inc., Gtd. Notes,
                                 9.25%, 12/15/11                               80,250
                                Lin Holdings Corp.,
                                 Sr. Disc. Notes, Zero Coupon
                                 (until 3/1/03),
Caa1                  175       10.00%, 3/1/08                                178,500
                                Sr. Disc. Notes, Zero Coupon,
                                 (until 3/1/03),
Caa1                   75       10.00%, 3/1/08                                 78,187
B2                    175       Sinclair Broadcast Group, Inc.,
                                 Sr. Sub. Notes,
                                 8.00%, 3/15/12                               180,250
                                                                     ----------------
                                                                              835,937

    See Notes to Financial Statements                                     35

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Medical Products & Services  0.4%
Ba3            $      350       Coventry Health Care, Inc., Sr.
                                 Notes,
                                 8.125%, 2/15/12                     $        367,937
B2                     75       Fresenius Medical Capital Trust
                                 III.,
                                 Gtd. Notes,
                                 7.875%, 2/1/08                                74,625
Ba2                   150       Fresenius Medical Capital Trust
                                 IV.,
                                 Gtd. Notes,
                                 7.875%, 6/15/11                              147,750
                                Hanger Orthopedic Group,
                                 Sr. Sub. Notes,
B3                     15       11.25%, 6/15/09                                15,750
                                Sr. Notes,
B2                    125       10.375%, 2/15/09                              131,875
Caa2                  110       Magellan Health Services, Sr.
                                 Notes,
                                 9.375%, 11/15/07                              88,000
Caa2                  100       Medquest Inc., Sr. Sub. Notes,
                                 11.875%, 8/15/12                              95,500
                                                                     ----------------
                                                                              921,437
-------------------------------------------------------------------------------------
Mining  0.1%
Ba2                   220       Normandy Yandal Operations, Ltd.,
                                 Sr. Notes,
                                 8.875%, 4/1/08                               218,900
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.1%
A2                    100       Xerox Capital Europe PLC, Gtd.
                                 Notes,
                                 5.875%, 5/15/04                               98,500
B1                    150       Xerox Corp., Notes,
                                 5.50%, 11/15/03                              148,500
                                                                     ----------------
                                                                              247,000
-------------------------------------------------------------------------------------
Oil & Gas  1.2%
Ba3                    75       AmeriGas Partners, L.P., Sr.
                                 Notes,
                                 8.875%, 5/20/11                               80,250
B1                     60       Eott Energy Partners, Sr. Notes,
                                 11.00%, 10/1/09                               29,400

    36                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
B2             $       50       Ferrellgas Partners L.P., Sr.
                                 Notes,
                                 8.75%, 6/15/12                      $         52,000
Ba3                   200       Forest Oil Corp., Sr. Notes,
                                 8.00%, 6/15/08                               209,000
                                Hanover Equipment Test,
                                 Sr. Sec. Notes,
B1                    250       8.50%, 9/1/08                                 236,250
Ba3                    65       8.75%, 9/1/11                                  60,937
B2                     20       Houston Exploration Co., Sr. Sub.
                                 Notes,
                                 8.625%, 1/1/08                                20,650
B2                     85       Magnum Hunter Resources Inc.,
                                 Gtd. Notes,
                                 9.6%, 3/15/12                                 90,950
Ba2                   200       Parker & Parsley Petroleum Co.,
                                 Sr. Notes,
                                 8.25%, 8/15/07                               216,162
B1                     55       Parker Drilling Co., Sr. Notes,
                                 9.75%, 11/15/06                               55,825
Baa1                  250       Pemex Master Trust,
                                 7.375%, 12/15/14                             251,563
Ba3                   125       Premcor Refining Group, Sr. Notes,
                                 9.50%, 2/1/13                                125,938
B2                    215       Stone Energy Corp., Sr. Sub.
                                 Notes,
                                 8.25%, 12/15/11                              223,063
B1                    245       Vintage Petroleum, Inc., Sr. Sub.
                                 Notes,
                                 9.75%, 6/30/09                               257,250
Ba3                   150       Westport Resources Corp.,
                                 Sr. Sub. Notes,
                                 8.25%, 11/1/11                               158,250
                                Williams Cos., Inc.,
                                 Debs., Ser. A,
Caa1                  250       7.50%, 1/15/31                                173,750
                                Notes,
Caa1                  350       7.125%, 9/1/11                                266,000
Caa1                  125       8.125%, 3/15/12                                98,125
                                                                     ----------------
                                                                            2,605,363

    See Notes to Financial Statements                                     37

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Paper & Packaging  0.8%
B2             $       75       Anchor Glass Container Corp.,
                                 Sec'd. Notes,
                                 11.00%, 2/15/13                     $         75,000
B3                    100       Berry Plastics, Gtd. Notes,
                                 10.75%, 7/15/12                              106,000
B3                    150       BWAY Corp., Sr. Sub. Notes,
                                 10.00%, 10/15/10                             157,500
Ba1                    60       Caraustar Industries, Inc.,
                                 Sr. Sub. Notes,
                                 9.875%, 4/1/11                                61,800
Ba1                   100       Cascades Inc., Sr. Notes,
                                 7.25%, 2/15/13                               100,000
Ca                     55       Doman Industries, Ltd. (Canada),
                                 Sr. Notes,
                                 9.25%, 11/15/07                                7,700
                                Georgia Pacific Corp.,
                                 Notes,
Ba1                    50       8.125%, 5/15/11                                45,500
                                Sr. Notes,
Ba2                   180       9.375%, 2/1/13                                180,000
B2                    290       Graham Packaging, Sr. Disc. Notes,
                                 10.75%, 1/15/09                              281,300
B2                     40       Owens-Brockway Glass, Sec'd Notes,
                                 8.75%, 11/15/12                               40,600
B2                     65       Radnor Holdings Inc., Sr. Notes,
                                 10.00%, 12/1/03                               56,713
B3                     40       Riverwood International Corp., Sr.
                                 Notes,
                                 10.625%, 8/1/07                               41,200
B1                    200       Silgan Holdings, Inc., Sr. Sub.
                                 Debs.,
                                 9.00%, 6/1/09                                207,000
B2                     50       Smurfit-Stone Container, Gtd.
                                 Notes,
                                 8.25%, 10/1/12                                51,375
                                Stone Container Corp.,
                                 Sr. Notes,
B2                    175       8.375%, 7/1/12                                181,125
B2                    230       11.50%, 8/15/06                               243,800
                                                                     ----------------
                                                                            1,836,613

    38                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Printing & Publishing  0.5%
B2             $       50       American Media Operations, Inc.,
                                 Sr. Sub. Notes,
                                 10.25%, 5/1/09                      $         53,500
B3                    275       Dex Media East LLC, Sr. Sub.
                                 Notes,
                                 12.125%, 11/15/12                            303,187
                                Houghton Mifflin Co., Sr. Notes,
B2                    125       8.25%, 2/1/11                                 127,812
B3                    100       9.875%, 2/1/13                                104,000
                                Quebecor Media, Inc.,
                                 Sr. Disc. Notes, Zero Coupon,
                                 (until 7/15/06),
B2                    150       13.75%, 7/15/11                                99,750
                                Sr. Notes,
B2                     50       11.125%, 7/15/11                               52,000
                                Sun Media Corp., Sr. Notes,
Ba3                   175       7.625%, 2/15/13                               177,188
B2                    125       Vertis Inc., Sr. Notes,
                                 10.875%, 6/15/09                             128,750
                                                                     ----------------
                                                                            1,046,187
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.2%
B1                    205       Intrawest Corp., Sr. Notes,
                                 10.50%, 2/1/10                               214,225
Ba2                   175       Senior Housing Properties Trust,
                                 Sr. Notes,
                                 8.625%, 1/15/12                              174,125
                                Ventas Realty L.P.,
                                 Gtd. Notes,
Ba3                    55       8.75%, 5/1/09                                  58,025
                                Sr. Notes,
Ba3                    45       9.00%, 5/1/12                                  47,925
                                                                     ----------------
                                                                              494,300

    See Notes to Financial Statements                                     39

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Restaurants  0.2%
Ba1            $      350       Yum! Brands, Inc., Sr. Notes,
                                 8.875%, 4/15/11                     $        383,250
-------------------------------------------------------------------------------------
Retail  0.2%
Ba3                    30       Dillards, Inc.,
                                 6.43%, 8/1/04                                 30,000
A3                    110       JC Penney Co., Inc., Debs.,
                                 7.40%, 4/1/37                                112,475
                                Rite Aid Corp.,
                                 Debs.,
Caa3                   25       6.875%, 8/15/13                                17,625
Caa3                   25       6.875%, 12/15/28                               16,125
Caa3                   10       7.70%, 2/15/27                                  6,850
                                Notes,
Caa3                   75       6.00%, 12/15/05                                63,375
Baa3                  235       Saks, Inc., Notes,
                                 7.375%, 2/15/19                              193,875
                                                                     ----------------
                                                                              440,325
-------------------------------------------------------------------------------------
Semiconductors  0.1%
B1                    100       Amkor Tech, Inc., Debs.,
                                 9.25%, 2/15/08                                93,500
                                Fairchild Semiconductor Corp.,
                                 Gtd. Notes,
B2                    100       10.375%, 10/1/07                              105,750
B3                     60       ON Semiconductor Corp., Gtd.
                                 Notes,
                                 12.00%, 5/15/08                               48,975
                                                                     ----------------
                                                                              248,225
-------------------------------------------------------------------------------------
Steel & Metals  0.3%
B1                    255       AK Steel Corp., Sr. Notes,
                                 7.75%, 6/15/12                               243,525
Ba3                   135       Century Aluminum Co.,
                                 Sr. Sec. First Mtge.,
                                 11.75%, 4/15/08                              130,275

    40                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
B2             $      150       Greif Bros. Corp., Sr. Sub. Notes,
                                 Cl. A,
                                 8.875%, 8/1/12                      $        158,250
B2                     25       Leviathan Corp., Sr. Sub. Notes,
                                 10.375%, 6/1/09                               25,625
Ba3                    45       United States Steel LLC, Sr.
                                 Notes,
                                 10.75%, 8/1/08                                44,550
                                                                     ----------------
                                                                              602,225
-------------------------------------------------------------------------------------
Telecommunications  2.0%
Baa2                   53       AT&T Broadband Corp., Gtd. Notes,
                                 8.375%, 3/15/13                               60,665
Baa2                  300       AT&T Corp., Sr. Notes,
                                 8.00%, 11/15/31                              316,727
B3                    100       Coaxial Communications, Inc., Gtd.
                                 Notes,
                                 10.00%, 8/15/06                               92,625
B3                    100       Crown Castle International Corp.,
                                 Sr. Notes,
                                 10.75%, 8/1/11                                85,500
B3                     20       Dobson Communications Corp.,
                                 Sr. Notes,
                                 10.875%, 7/1/10                               18,200
                                Echostar DBS Corp., Sr. Notes,
B1                    500       9.125%, 1/15/09                               527,500
B1                    125       9.25%, 2/1/06                                 130,781
B1                     75       9.375%, 2/1/09                                 78,750
Caa1                   95       FairPoint Communications, Inc.,
                                 Sr. Sub. Notes,
                                 12.50%, 5/1/10                                80,750
Baa3                  250       France Telecom SA (France), Notes,
                                 8.25%, 3/1/11                                286,745
Caa1                  150       International Wire Group, Inc.,
                                 Sr. Sub. Notes,
                                 11.75%, 6/1/05                               103,500
Caa1                   70       Lucent Technologies, Notes,
                                 5.50%, 11/15/08                               45,500

    See Notes to Financial Statements                                     41

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Ca             $        7       Netia Holdings,
                                 10.00%, 12/20/08                    $          7,138
                                Nextel Communications, Inc.,
                                 Sr. Disc. Notes, Zero Coupon,
                                 (until 9/15/02),
B1                    395       10.65%, 9/15/07                               395,000
                                Sr. Notes,,
B1                     15       9.375%, 11/15/09                               14,438
A2                    200       Nortel Networks, Ltd.,
                                 6.125%, 2/15/06                              171,000
A2                     55       Qwest Corp., Notes,
                                 7.20%, 11/1/04                                54,038
A2                    236       Qwest Services Corp., Notes,
                                 13.50%, 12/15/10                             248,980
Ba3                    65       Rogers Wireless, Inc., Sr. Sec.
                                 Notes,
                                 9.625%, 5/1/11                                63,212
                                Sprint Capital Corp.,
                                 Gtd. Notes,
Baa3                  150       5.70%, 11/15/03                               150,000
                                Notes,
Baa3                  625       8.375%, 3/15/12                               596,875
B3                    125       Star Choice Communications,
                                 Sr. Sec'd. Notes,
                                 13.00%, 12/15/05                             118,750
Ba1                   250       Telus Corp., Notes,
                                 8.00%, 6/1/11                                245,000
                                Tritel PCS, Inc.,
                                 Gtd. Notes, Zero Coupon,
                                 (until 5/1/04),
Baa3                  122       12.75%, 5/15/09                               116,510
                                Sr. Sub. Notes,
Baa3                  148       10.375%, 1/15/11                              164,280
A2                    115       Verizon Wireless Capital, Notes,
                                 5.375%, 12/15/06                             120,784

    42                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Baa2           $      156       Voicestream Wireless Corp.,
                                 Sr. Disc. Notes,
                                 Zero Coupon, (until 11/15/04),
                                 11.875%, 11/15/09                   $        141,960
                                                                     ----------------
                                                                            4,435,208
-------------------------------------------------------------------------------------
Utilities  0.6%
                                Calpine Corp.,
                                 Sr. Notes,
Ba1                   170       8.50%, 2/15/11                                 78,200
B1                    150       8.75%, 7/15/07                                 70,500
B1                    220       10.50%, 5/15/06                               114,400
                                Mirant Americas Generation LLC,
Ba3                    30       7.20%, 10/1/08                                 18,000
Ba3                   100       7.625%, 5/1/06                                 63,000
Ba3                   200       8.30%, 5/1/11                                 120,000
D(f)(g)               400       Pacific Gas & Electric Co.,
                                 7.583%, 10/31/49(a)(b)                       388,000
B3                    100       Reliant Mid-Atlantic Power, Ser. C
                                 Pass-through Certs.,
                                 9.681%, 7/2/26                                77,000
Ba3                   175       Tnp Enterprises, Inc., Sr. Sub.
                                 Notes,
                                 10.25%, 4/1/10                               173,250
                                Western Resources, Inc.,
                                 First Mtge.,
Ba1                   195       7.875%, 5/1/07                                199,875
                                Notes,
Ba2                    35       6.25%, 8/15/03                                 34,300
                                                                     ----------------
                                                                            1,336,525
-------------------------------------------------------------------------------------
Waste Management  0.5%
                                Allied Waste North America, Inc.,
                                 Sr. Notes,
Ba2                    75       7.375%, 1/1/04                                 75,750
Ba3                   250       7.875%, 1/1/09                                246,875
Ba3                   465       8.50%, 12/1/08                                471,975

    See Notes to Financial Statements                                     43

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Baa3           $      375       Waste Management Inc., Sr. Notes,
                                 7.00%, 10/1/04                      $        391,533
                                                                     ----------------
                                                                            1,186,133
                                                                     ----------------
                                Total corporate bonds                      36,505,233
                                                                     ----------------
CONVERTIBLE BONDS  0.4%
-------------------------------------------------------------------------------------
Diversified Manufacturing Operations  0.1%
                                Tyco Int'l Group,
Ba2                    75       2.75%, 1/15/18                                 75,000
Ba2                    50       3.125%, 1/15/23                                50,062
                                                                     ----------------
                                                                              125,062
-------------------------------------------------------------------------------------
Electronic Components
Ba3                   190       Solectron Corp.,
                                 Zero Coupon, 11/20/20                         99,038
-------------------------------------------------------------------------------------
Financial Services  0.3%
A1                    500       Hellenic Finance, Notes,
                                 2.00%, 7/15/03                               558,138
-------------------------------------------------------------------------------------
Telecommunications
                                Nortel Networks, Ltd.,
                                 Gtd. Sr. Notes,
Baa                    20       4.25%, 9/1/08                                  13,450
                                                                     ----------------
                                Total convertible bonds                       795,688
                                                                     ----------------
SOVEREIGN BONDS  2.3%
                                Brazilian Government Bonds,
B2                    308       8.00%, 4/15/14                                211,187
B1                    350       11.00%, 1/11/12                               245,875
                                German Government Bonds,
Aaa                 1,900       5.25%, 7/4/10                               2,229,991
Aaa                 1,050       5.375%, 1/4/10                              1,240,929
                                Mexican Government Bonds,
Baa2                  250       6.25%, 12/31/19                               247,500
Baa2                  500       6.375%, 1/16/13                               488,500
                                Panamanian Government Bonds,
Ba1                   400       9.625%, 2/8/11                                437,000
                                                                     ----------------
                                Total sovereign bonds                       5,100,982
                                                                     ----------------

    44                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS  3.5%
Aaa            $      682       Banktrust Mortgage Trust, Ser. 1,
                                 Class G,
                                 5.70%, 12/1/23                      $        676,071
Aaa                   259       Bear Stearns Mortgage Secs., Inc.,
                                 Ser. 97-7, Class 1,
                                 7.00%, 2/25/28                               262,450
Aaa                   621       Brazos Student Finance Corp.,
                                 Student Loan Assoc. Bkd. Notes,
                                 2.67%, 6/1/23                                626,444
Aaa                    54       Capital Asset Research Funding
                                 L.P., Ser. 97-A, Class I,
                                 6.40%, 12/15/04                               54,940
NR                     58       Credit Asset Receivable LLC,
                                 6.274%, 10/31/03                              58,411
Aaa                   298       Credit Suisse First Boston
                                 Mortgage, Washington Mutual Mtge
                                 1999,
                                 Class M1,
                                 6.583%, 10/19/39                             301,528
Aaa                     3       FDIC Remic Trust, 1996 Class
                                 Commercial Mtge., Passthru
                                 Certificates,
                                 6.75%, 5/25/26                                 2,743
                                Federal Home Loan Mortgage Corp.,
                                 Ser. 119, Class H,
Aaa                   236       7.50%, 1/15/21                                236,216
                                Ser. 2266, Class F,
Aaa                    95       2.28875%, 11/15/30                             95,030
                                Ser. C007, Class C007A,
Aaa                   172       7.00%, 9/17/31                                189,729
                                Federal National Mortgage
                                 Association,
Aaa                   105       2.2875%, 10/18/30                             105,219
                                Ser. 1998-73, Class MZ,
Aaa                   633       6.30%, 10/17/38                               660,698
Aa2                   400       Florida St Brd of Ed.,
                                 5.00%, 6/1/32                                402,860

    See Notes to Financial Statements                                     45

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
AAA(f)         $      300       GE Capital Mortgage Services,
                                 Inc., Ser. 1999-S, Class A29,
                                 6.50%, 5/25/29                      $        309,407
Aaa                   200       Georgia State Thruway Authority
                                 Rev.,
                                 5.00%, 3/1/21                                206,322
A1                    250       Golden State Tobacco Settlement
                                 Rev., Ser. 2003-A-1
                                 6.25%, 6/1/33                                239,383
Aaa                   162       Government National Mortgage
                                 Association, Ser. 2000-9, Class
                                 FH,
                                 2.34%, 2/16/30                               162,764
Aaa                    33       Government National Mortgage
                                 Association, Single Family,
                                 008052,
                                 6.75%, 9/20/22                                33,325
AAA(f)                 33       Green Tree Financial Corp., Ser.
                                 1999-B, Class A1B,
                                 2.05875%, 11/15/29                            33,394
Aaa                   250       Massachusetts St Wtr. Res. Auth.,
                                 Ser. J,
                                 5.00%, 8/1/32                                250,373
AAA(f)                394       PNC Mortgage Secs. Corp., Ser.
                                 1999-5, Class A3,
                                 7.25%, 10/25/29                              403,285
                                Residential Funding Mortgage,
                                 Ser. 1994-5, Class A6,
Aaa                   500       6.50%, 2/25/24                                514,747
                                Ser. 1999-8, Class A1,
AAA(f)                178       6.25%, 3/25/14                                184,468
AAA(f)                 31       Salomon Brothers Mortgage
                                 Securities, Inc., Ser. 1999-LBI,
                                 Class A,
                                 2.13688%, 6/25/29                             31,207
Aa2                   500       Salt River Project, Ser. B,
                                 4.75%, 1/1/32                                490,725
Aaa                   400       San Antonio Texas Water Rev.,
                                 5.00%, 5/15/25                               401,740
Aaa                   400       South Carolina St. Hwy., Ser. B,
                                 5.00%, 4/1/17                                421,604

    46                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Aaa            $      298       Wells Fargo Mortgage Bkd Secs.,
                                 Mtge. Certificate Class II, Ser.
                                 A,
                                 6.557005%, 10/25/31                 $        300,155
                                                                     ----------------
                                Total collateralized mortgage
                                 obligations                                7,655,238
                                                                     ----------------

U.S. GOVERNMENT AND AGENCY SECURITIES  6.3%

Principal
Amount
(000)         Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
              Federal Home Loan Mortgage Corp.,
$       363   6.00%, 8/1/06(d)                                             377,235
              Federal National Mortgage Association,
        275   4.471%, 5/1/36(d)                                            280,290
      1,000   5.00%, TBA                                                 1,019,375
        145   5.50%, 10/1/17(d)                                            150,293
        395   5.936%, 11/1/11(d)                                           429,610
      1,000   6.50%, 2/20/33(d)                                          1,049,375
              Government National Mortgage Association,
        497   5.50%, 1/15/32(d)                                            507,864
        112   6.00%, 11/20/29(d)                                           115,467
        821   6.50%, 3/15/32(d)                                            862,182
      1,236   6.50%, 4/15/32(d)                                          1,298,504
      1,000   6.50%, TBA                                                 1,049,688
         72   6.63%, 10/20/27(d)                                            74,445
         77   8.50%, 5/20/30(d)                                             83,275
        194   8.50%, 4/20/31(d)                                            209,372
              United States Inflation Index Bonds,
      1,562   3.50%, 1/15/11                                             1,724,515
      1,683   3.625%, 1/15/08                                            1,850,478
        616   3.625%, 4/15/28                                              720,862
        276   3.875%, 4/15/29                                              337,100
              United States Treasury Notes,
        500   6.00%, 2/15/26                                               568,008
        500   10.625%, 8/15/15                                             799,336
              United States Treasury Strip,
      1,250   2/15/22                                                      451,702
                                                                  ----------------
              Total U.S. government and agency securities               13,958,976
                                                                  ----------------
              Total long-term Investments
               (cost $210,401,965)                                     200,602,372
                                                                  ----------------

    See Notes to Financial Statements                                     47

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  13.3%
U.S. Government and Agency Securities  0.4%
              Federal Home Loan Mortgage Corp.,
$       600   1.28%, 3/13/03(d)                                   $        599,266
              United States Treasury Bills,
        115   1.52%(c), 2/13/03(e)                                         114,963
        145   1.52%(c), 2/20/03(e)                                         144,922
                                                                  ----------------
              Total U.S. government and agency securities                  859,151
                                                                  ----------------
-------------------------------------------------------------------------------------
Commercial Paper  1.6%
              Eksportfinans A.S.
      1,500   1.31%, 3/10/03                                             1,497,980
      2,000   UBS Financial Inc.,
               1.57%, 2/19/03                                            1,998,413
                                                                  ----------------
              Total commercial paper                                     3,496,393
                                                                  ----------------
Shares
----------------------------------------------------------------------------------------
Mutual Fund  11.3%
 25,115,070   Prudential Core Investment Fund-Taxable Money
               Market Series (Note 3)                                   25,115,070
                                                                  ----------------
              Total short-term investments
               (cost $29,470,473)                                       29,470,614
                                                                  ----------------
              Total investments, before outstanding options
               written and securities sold short
               (cost $239,872,438)                                     230,072,986
                                                                  ----------------
OUTSTANDING OPTIONS WRITTEN  (0.1)%
Contracts
----------------------------------------------------------------------------------------
Put Options
         20   Euribor Future, expiring 12/15/03 @ $97.25                    (8,587)
                                                                  ----------------
Notional
Amount
(000)
----------------------------------------------------------------------------------------
$     1,800   Interest Rate Swap, 3 month LIBOR over 5.50%,
               expiring 12/17/03                                           (20,696)
                                                                  ----------------

    48                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Contracts     Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Call Options
          8   United States Treasury Notes, 10yr Futures,
               expiring 3/15/03 @ $117                             $           (375)
         16   United States Treasury Notes, 10yr Futures,
               expiring 3/31/03 @ $116                                      (11,750)
                                                                   ----------------
                                                                            (12,125)
                                                                   ----------------
Notional
Amount
(000)
-----------------------------------------------------------------------------------------
              Interest Rate Swaps,
$     2,200   3 month LIBOR over 3.25%, expiring 3/31/03                    (13,092)
      3,400   6 month LIBOR over 4.25%, expiring 5/30/03 (GBP)               (5,090)
      7,000   3 month LIBOR over 5.00%, expiring 6/18/03                   (222,341)
                                                                   ----------------
                                                                           (240,523)
                                                                   ----------------
              Total outstanding options written
               (premiums received $176,795)                                (281,931)
                                                                   ----------------
SECURITIES SOLD SHORT  (0.7)%
Principal
Amount
(000)
-----------------------------------------------------------------------------------------
              United States Treasury Notes,
$     (500)   4.375%, 5/15/07                                              (531,934)
    (1,000)   4.875%, 2/15/12                                            (1,073,828)
                                                                   ----------------
              Total securities sold short
               (proceeds $1,589,959)                                     (1,605,762)
                                                                   ----------------
              Total investments, net of outstanding call options
               written and securities sold short  102.9% (cost
               $238,105,684)                                            228,185,293
                                                                   ----------------
              Liabilities in excess of other assets  (2.9)%              (6,472,964)
                                                                   ----------------
              Net Assets  100.0%                                   $    221,712,329
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing security.
(b) Represents issuer in default on interest payments, non income producing security.
(c) Percentage quoted represents yield-to-maturity as of purchase date.
(d) All or a portion of security segregated as collateral for TBA.
(e) Pledged as initial margin on financial futures contracts.
(f) S&P Rating.
(g) Current rating.
(h) Issuer in default on interest payment, non-income producing security.
ADR--American Depository Receipt.
MTN--Medium Term Note.
TBA--Securities purchased on a forward commitment basis.

The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     49

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  January 31, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $239,872,438)                           $230,072,986
Foreign currency, at value (cost $2,961,161)                           3,010,733
Receivable for investments sold                                        6,245,634
Interest and dividends receivable                                      1,137,605
Receivable for Fund shares sold                                        1,002,032
Tax reclaim receivable                                                    25,423
Due from broker - variation margin                                         8,606
Deferred expenses and other assets                                         3,209
                                                                  ----------------
      Total assets                                                   241,506,228
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                     12,500,351
Due to custodian                                                       3,732,422
Securities sold short, at fair value (proceeds $1,589,959)             1,605,762
Payable for Fund shares reacquired                                       866,070
Unrealized depreciation on forward currency contracts                    348,680
Options written, at fair value (premiums received $176,795)              281,931
Distribution fee payable                                                 158,178
Accrued expenses and other liabilities                                   145,972
Management fee payable                                                   144,447
Deferred director's fees                                                  10,086
                                                                  ----------------
      Total liabilities                                               19,793,899
                                                                  ----------------
NET ASSETS                                                          $221,712,329
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     25,387
   Paid-in capital in excess of par                                  270,337,442
                                                                  ----------------
                                                                     270,362,829
   Undistributed net investment income                                   191,059
   Accumulated net realized loss on investments, and foreign
      currency transactions                                          (38,676,086)
   Net unrealized depreciation on investments and foreign
      currency transactions                                          (10,165,473)
                                                                  ----------------
Net assets, January 31, 2003                                        $221,712,329
                                                                  ----------------
                                                                  ----------------

    50                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  January 31, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($47,010,206 / 5,371,200 shares of beneficial interest
      issued and outstanding)                                              $8.75
   Maximum sales charge (5% of offering price)                               .46
                                                                  ----------------
   Maximum offering price to public                                        $9.21
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($111,120,946 / 12,732,634 shares of beneficial
      interest issued and outstanding)                                     $8.73
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($59,824,335 / 6,854,799 shares of beneficial interest
      issued and outstanding)                                              $8.73
   Sales charge (1% of offering price)                                       .09
                                                                  ----------------
   Offering price to public                                                $8.82
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($3,756,842 / 428,697 shares of beneficial
      interest issued and outstanding)                                     $8.76
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     51

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                  January 31, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest (net of foreign withholding taxes of $2,376)            $  2,740,246
   Dividends (net of foreign withholding taxes of $20,672)               819,957
                                                                  ----------------
      Total income                                                     3,560,203
                                                                  ----------------
Expenses
   Management fee                                                        808,145
   Distribution fee--Class A                                              61,584
   Distribution fee--Class B                                             550,258
   Distribution fee--Class C                                             264,500
   Custodian's fees and expenses                                         207,000
   Transfer agent's fees and expenses                                    156,000
   Reports to shareholders                                                60,000
   Registration fees                                                      30,000
   Audit fee and expenses                                                 14,000
   Legal fees                                                             11,000
   Trustees' fees and expenses                                             7,000
   Miscellaneous                                                           2,716
                                                                  ----------------
      Total expenses                                                   2,172,203
                                                                  ----------------
Net investment income                                                  1,388,000
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           (14,126,898)
   Options written                                                        12,546
   Foreign currency                                                      392,284
   Financial futures contracts                                            10,613
                                                                  ----------------
                                                                     (13,711,455)
                                                                  ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        11,166,548
   Foreign currencies                                                   (421,117)
   Financial futures transactions                                         17,209
   Options written                                                       (62,301)
                                                                  ----------------
                                                                      10,700,339
                                                                  ----------------
Net loss on investments                                               (3,011,116)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ (1,623,116)
                                                                  ----------------
                                                                  ----------------

    52                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                     Six Months           Year
                                                       Ended              Ended
                                                  January 31, 2003    July 31, 2002
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                            $  1,388,000      $   2,520,388
   Net realized loss on investment transactions      (13,711,455)       (20,921,777)
   Net change in unrealized depreciation of
      investments                                     10,700,339        (19,644,657)
                                                  ----------------    -------------
   Net decrease in net assets resulting from
      operations                                      (1,623,116)       (38,046,046)
                                                  ----------------    -------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                           (388,800)        (1,487,953)
      Class B                                           (513,676)        (1,869,042)
      Class C                                           (256,727)          (631,115)
      Class Z                                            (33,760)          (131,679)
                                                  ----------------    -------------
                                                      (1,192,963)        (4,119,789)
                                                  ----------------    -------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                      46,878,409         86,962,395
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    1,141,323          3,998,554
   Cost of shares reacquired                         (31,738,418)       (55,021,978)
                                                  ----------------    -------------
   Net increase in net assets from Fund shares
      transactions                                    16,281,314         35,938,971
                                                  ----------------    -------------
Total increase (decrease)                             13,465,235         (6,226,864)
NET ASSETS
Beginning of period                                  208,247,094        214,473,958
                                                  ----------------    -------------
End of period(a)                                    $221,712,329      $ 208,247,094
                                                  ----------------    -------------
                                                  ----------------    -------------
------------------------------
(a) Includes undistributed net investment
income of:                                          $    191,059      $          --
                                                  ----------------    -------------

    See Notes to Financial Statements                                     53

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited)

      Strategic Partners Asset Allocation Funds (the 'Trust'), is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three Portfolios: Strategic Partners Moderate Growth Fund (the 'Fund'), Strategic Partners Conservative Growth Fund and Strategic Partners High Growth Fund. These financial statements relate only to Strategic Partners Moderate Growth Fund. The financial statements of the other Portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

      Jennison Associates LLC ('Jennison'), Prudential Investment Management, Inc. ('PIM'), Lazard Asset Management, Pacific Investment Management Company, Franklin Advisers, Inc. and EARNEST Partners, LLC are the 'Advisers'.

      As of November 20, 2002, RS Investments replaced Franklin Advisers, Inc. as the Adviser of the Small-Capitalization Growth portion of the Fund.

      The investment objective of the Fund is to provide capital appreciation and a reasonable level of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity and fixed income securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange and NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation, or, if there was no sale reported on such day, at the mean between the last reported bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or the 'Manager'), in consultation with the Adviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker (if available, otherwise a principal market maker or a primary market dealer). U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or broker-dealer. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides valuation methodology that,

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

in the judgment of the Manager or Advisers (or valuation committee or Board of Trustees), does not represent fair value, are valued by the valuation committee and Board of Trustees in consultation with the Manager or Advisers. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions,
                                                                          55

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain
(loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

      If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain
(loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain
(loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Short Sales:    The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively.
                                                                          57

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Interest Rate Swaps:    An interest rate swap agreement is an agreement
between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate. Interest on the securities in the swap are included in the value of the exchange. Net interest payments/receipts are included in interest income in the Statements of Operations. The swaps are valued daily at current market value and any unrealized gain (loss) is included in the net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transactions, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reported in the Statements of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income semi-annually, and distributions of net realized capital and currency gains, if any, declared annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund's affairs and supervises the Advisers' performance of all investment advisory services. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PI, in turn, pays the Advisers' fees, based on the average daily net assets of the Fund segments they manage.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended January 31, 2003.

      PIMS has advised the Fund that it has received approximately $159,000 and $114,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six month ended January 31, 2003.

      PIMS has advised the Fund that for the six months ended January 31, 2003, it has received approximately $138,400 and $13,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      Jennison, PIMS, PIM and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended January 31, 2003, the amount of the commitment was
                                                                          59

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

$800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended January 31, 2003.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an a indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended January 31, 2003, the Fund incurred fees of approximately $139,600 for the services of PMFS. As of January 31, 2003, approximately $24,200 of such fees were due to PMFS.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The Fund incurred approximately $23,100 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $22,500 for the six months ended January 31, 2003. As of January 31, 2003, approximately $3,200 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses on the Statement of Operations.

      The Fund invests in the Taxable Money Market Series, a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Taxable Money Market Series is a money market fund registered under the Investment Company Act of 1940, as amended, and managed by PI. For the six months ended January 31, 2003, the Fund earned income of $70,600 from the Taxable Money Market Series by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, other than short-term investments, for the six months ended January 31, 2003, aggregated $190,836,184 and $191,552,815, respectively.

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      At January 31, 2003, the Fund had outstanding forward currency contracts both to purchase and sell foreign currencies, as follows:

                                            Value at         Value at
            Foreign Currency               January 31,    Settlement Date
           Purchase Contract                  2003            Payable         Appreciation
----------------------------------------   -----------    ---------------    --------------
EUR 714,000,
  expiring 2/10/03                         $   707,721      $   766,137        $   58,436
                                           -----------    ---------------    --------------
                                           -----------    ---------------    --------------
                                            Value at         Value at
            Foreign Currency               January 31,    Settlement Date
             Sale Contract                    2003          Receivable       (Depreciation)
----------------------------------------   -----------    ---------------    --------------
EUR 5,355,000,
  expiring 2/10/03                         $(5,746,030)     $(5,338,914)       $ (407,116)
                                           -----------    ---------------    --------------
                                           -----------    ---------------    --------------

      During the six months ended January 31, 2003, the Fund entered into financial futures contracts. Details of financial futures contracts open at period end are as follows:

                                                       Value at        Value at
Number of                              Expiration     January 31,        Trade          Unrealized
Contracts             Type                Date           2003            Date          Appreciation
---------     ---------------------    -----------    -----------     -----------     ---------------
              Long Position:
    21        90 Day Euro              Mar. 2004      $ 5,137,913     $ 5,103,463        $  34,450
    89        10 yr. U.S. T-Notes      Mar. 2004       10,158,516      10,050,063          108,453
                                                                                      ---------------
                                                                                         $ 142,903
                                                                                      ---------------
                                                                                      ---------------

      Transactions in written call options during the six months ended January 31, 2003 were as follows:

                                                             Number of
                                                            Contracts/
                                                          Notional Amount       Premiums
                                                               (000)            Received
                                                          ---------------       ---------
Options outstanding at July 31, 2002                               25           $ 30,696
Options written                                                15,723            207,319
Options closed                                                    (17)           (19,855 )
Options expired                                                (1,287)           (41,365 )
                                                          ---------------       ---------
Options outstanding at January 31, 2003                        14,444           $176,795
                                                          ---------------       ---------
                                                          ---------------       ---------

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 5. Distributions and Tax Information
The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of January 31, 2003 were as follows:

                                                    Total Net
                                                    Unrealized
 Tax Basis       Appreciation     Depreciation     Depreciation
------------     ------------     ------------     ------------
$245,426,500      $ 7,928,614     $(20,320,967)    $(12,392,353)

      The differences between book and tax basis are primarily attributable to the different treatment of wash sales for book and tax purposes. The other cost basis adjustments are primarily attributable to futures, forward currency contracts and mark to market of receivables and payables.

      For the six months ended January 31, 2003, the tax character of dividends paid of $1,192,963 was ordinary income.

      For federal income tax purposes, the Fund had a capital loss carryforward at July 31, 2002, of approximately $8,507,000 which expires in 2010. The capital loss carryforward differs from the amount on the Statement of Assets and Liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $13,288,000 and currency losses of approximately $58,000 as having occurred in the following fiscal year.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended January 31, 2003:
Shares sold                                                      767,286    $  6,746,566
Shares issued in reinvestment of dividends and distributions      41,990         374,972
Shares reacquired                                             (1,200,368)    (10,584,895)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (391,092)     (3,463,357)
Shares issued upon conversion from Class B                        50,528         447,139
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (340,564)   $ (3,016,218)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2002:
Shares sold                                                    1,626,004    $ 16,554,072
Shares issued in reinvestment of dividends and distributions     146,940       1,440,660
Shares reacquired                                             (1,678,983)    (16,899,015)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      93,961       1,095,717
Shares issued upon conversion from Class B                       146,653       1,468,951
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    240,614    $  2,564,668
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Six months ended January 31, 2003:
Shares sold                                                    1,865,614    $ 16,409,084
Shares issued in reinvestment of dividends and distributions      55,892         497,998
Shares reacquired                                             (1,444,393)    (11,697,362)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     477,113       5,209,720
Shares reacquired upon conversion from Class A                    50,669        (447,139)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    527,782    $  4,762,581
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2002:
Shares sold                                                    3,289,589    $ 33,193,576
Shares issued in reinvestment of dividends and distributions     185,708       1,821,832
Shares reacquired                                             (2,188,337)    (21,480,205)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   1,286,960      13,535,203
Shares reacquired upon conversion from Class A                  (147,278)     (1,468,951)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,139,682    $ 12,066,252
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          63

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended January 31, 2003:
Shares sold                                                    2,458,484    $ 21,693,411
Shares issued in reinvestment of dividends and distributions      26,814         238,911
Shares reacquired                                               (971,743)     (8,447,703)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,513,555    $ 13,484,619
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2002:
Shares sold                                                    3,265,611    $ 33,060,063
Shares issued in reinvestment of dividends and distributions      62,836         611,082
Shares reacquired                                             (1,186,551)    (11,564,547)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  2,141,896    $ 22,106,598
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Six months ended January 31, 2003:
Shares sold                                                      229,326    $  2,029,348
Shares issued in reinvestment of dividends and distributions       3,297          29,442
Shares reacquired                                               (113,916)     (1,008,458)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    118,707    $  1,050,332
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2002:
Shares sold                                                      402,803    $  4,154,684
Shares issued in reinvestment of dividends and distributions      12,645         124,980
Shares reacquired                                               (503,938)     (5,078,211)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (88,490)   $   (798,547)
                                                              ----------    ------------
                                                              ----------    ------------

                                        SEMIANNUAL REPORT JANUARY 31, 2003


       STRATEGIC PARTNERS
       ASSET ALLOCATION FUNDS


       STRATEGIC PARTNERS
       MODERATE GROWTH FUND


                                                          Financial Highlights

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Financial Highlights (Unaudited)

                                                                     Class A
                                                                -----------------
                                                                Six Months Ended
                                                                January 31, 2003
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
Net asset value, beginning of period                                 $  8.86
                                                                    --------
Income from investment operations:
Net investment income                                                   0.08
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                  (0.12)
                                                                    --------
      Total from investment operations                                 (0.04)
                                                                    --------
Less distributions
Dividends from net investment income                                   (0.07)
Distributions from net realized capital gains                             --
                                                                    --------
      Total dividends and distributions                                (0.07)
                                                                    --------
Net asset value, end of period                                       $  8.75
                                                                    --------
                                                                    --------
TOTAL RETURN(b)                                                        (0.46)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $47,010
Average net assets (000)                                             $48,865
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.45%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.20%(c)
   Net investment income                                                1.85%(c)
For Class A, B, C and Z shares:
  Portfolio turnover rate                                                 94%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    66                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class A
-----------------------------------------------------------------------------------------------
                   Year Ended July 31,
----------------------------------------------------------        November 18, 1998(a)
      2002                 2001                 2000             Through July 31, 1999
-----------------------------------------------------------------------------------------------
    $  10.70             $  12.03             $  10.86                  $  10.00
    --------             --------             --------                  --------
         .19                  .24                  .26                       .12
       (1.76)                (.83)                1.25                       .83
    --------             --------             --------                  --------
       (1.57)                (.59)                1.51                       .95
    --------             --------             --------                  --------
        (.27)                (.14)                (.26)                     (.09)
          --                 (.60)                (.08)                       --
    --------             --------             --------                  --------
        (.27)                (.74)                (.34)                     (.09)
    --------             --------             --------                  --------
    $   8.86             $  10.70             $  12.03                  $  10.86
    --------             --------             --------                  --------
    --------             --------             --------                  --------
      (14.92)%              (4.89)%              13.96%                     9.47%
    $ 50,559             $ 58,517             $ 48,786                  $ 20,372
    $ 57,234             $ 56,627             $ 34,809                  $ 12,286
        1.48%                1.54%                1.49%                     1.88%(c)
        1.23%                1.29%                1.24%                     1.63%(c)
        1.68%                2.18%                2.27%                     1.59%(c)
         217%                 246%                 155%                       96%

    See Notes to Financial Statements                                     67

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                                -----------------
                                                                Six Months Ended
                                                                January 31, 2003
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
Net asset value, beginning of period                                $    8.83
                                                                -----------------
Income from investment operations:
Net investment income                                                    0.05
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                   (0.11)
                                                                -----------------
      Total from investment operations                                  (0.06)
                                                                -----------------
Less distributions
Dividends from net investment income                                    (0.04)
Distributions from net realized capital gains                              --
                                                                -----------------
      Total dividends and distributions                                 (0.04)
                                                                -----------------
Net asset value, end of period                                      $    8.73
                                                                -----------------
                                                                -----------------
TOTAL RETURN(b)                                                         (0.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 111,121
Average net assets (000)                                            $ 109,155
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               2.20%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.20%(c)
   Net investment income                                                 0.56%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    68                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class B
-----------------------------------------------------------------------------------------------
                   Year Ended July 31,
----------------------------------------------------------        November 18, 1998(a)
      2002                 2001                 2000             Through July 31, 1999
-----------------------------------------------------------------------------------------------
    $  10.63             $  12.01             $  10.85                  $  10.00
----------------     ----------------         --------                  --------
         .11                  .16                  .17                       .06
       (1.75)                (.84)                1.23                       .83
----------------     ----------------         --------                  --------
       (1.64)                (.68)                1.40                       .89
----------------     ----------------         --------                  --------
        (.16)                (.10)                (.16)                     (.04)
          --                 (.60)                (.08)                       --
----------------     ----------------         --------                  --------
        (.16)                (.70)                (.24)                     (.04)
----------------     ----------------         --------                  --------
    $   8.83             $  10.63             $  12.01                  $  10.85
----------------     ----------------         --------                  --------
----------------     ----------------         --------                  --------
      (15.56)%              (5.72)%              12.88%                     8.99%
    $107,775             $117,664             $ 99,950                  $ 58,678
    $116,960             $109,534             $ 79,855                  $ 36,645
        2.23%                2.29%                2.24%                     2.63%(c)
        1.23%                1.29%                1.24%                     1.63%(c)
         .93%                1.43%                1.48%                      .85%(c)

    See Notes to Financial Statements                                     69

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                                -----------------
                                                                Six Months Ended
                                                                January 31, 2003
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
Net asset value, beginning of period                                 $  8.83
                                                                    --------
Income from investment operations:
Net investment income                                                   0.05
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                  (0.11)
                                                                    --------
      Total from investment operations                                 (0.06)
                                                                    --------
Less distributions
Dividends from net investment income                                   (0.04)
Distributions from net realized capital gains                             --
                                                                    --------
      Total dividends and distributions                                (0.04)
                                                                    --------
Net asset value, end of period                                       $  8.73
                                                                    --------
                                                                    --------
TOTAL RETURN(b)                                                        (0.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $59,824
Average net assets (000)                                             $52,469
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.20%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.20%(c)
   Net investment income                                                0.55%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    70                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class C
-----------------------------------------------------------------------------------------------
                   Year Ended July 31,
----------------------------------------------------------        November 18, 1998(a)
      2002                 2001                 2000             Through July 31, 1999
-----------------------------------------------------------------------------------------------
    $  10.63             $  12.01             $  10.85                  $  10.00
    --------             --------             --------                  --------
         .11                  .16                  .17                       .06
       (1.75)                (.84)                1.23                       .83
    --------             --------             --------                  --------
       (1.64)                (.68)                1.40                       .89
    --------             --------             --------                  --------
        (.16)                (.10)                (.16)                     (.04)
          --                 (.60)                (.08)                       --
    --------             --------             --------                  --------
        (.16)                (.70)                (.24)                     (.04)
    --------             --------             --------                  --------
    $   8.83             $  10.63             $  12.01                  $  10.85
    --------             --------             --------                  --------
    --------             --------             --------                  --------
      (15.56)%             (5.72)%               12.88%                     8.99%
    $ 47,165             $ 34,021             $ 28,040                  $ 22,375
    $ 40,465             $ 30,623             $ 25,835                  $ 18,346
        2.23%                2.29%                2.24%                     2.63%(c)
        1.23%                1.29%                1.24%                     1.63%(c)
         .95%                1.43%                1.44%                      .79%(c)

    See Notes to Financial Statements                                     71

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                Six Months Ended
                                                                January 31, 2003
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
Net asset value, beginning of period                                 $  8.87
                                                                     -------
Income from investment operations:
Net investment income                                                   0.09
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                  (0.12)
                                                                     -------
      Total from investment operations                                 (0.03)
                                                                     -------
Less distributions
Dividends from net investment income                                   (0.08)
Distributions from net realized capital gains                             --
                                                                     -------
      Total dividends and distributions                                (0.08)
                                                                     -------
Net asset value, end of period                                       $  8.76
                                                                     -------
                                                                     -------
TOTAL RETURN(b)                                                        (0.33)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 3,757
Average net assets (000)                                             $ 3,260
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.20%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.20%(c)
   Net investment income                                                1.06%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    72                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class Z
-----------------------------------------------------------------------------------------------
                   Year Ended July 31,
----------------------------------------------------------        November 18, 1998(a)
      2002                 2001                 2000             Through July 31, 1999
-----------------------------------------------------------------------------------------------
    $  10.72             $  12.05             $  10.87                  $  10.00
    --------             --------             --------                  --------
         .22                  .25                  .27                       .13
       (1.77)                (.82)                1.27                       .84
    --------             --------             --------                  --------
       (1.55)                (.57)                1.54                       .97
    --------             --------             --------                  --------
        (.30)                (.16)                (.28)                     (.10)
          --                 (.60)                (.08)                       --
    --------             --------             --------                  --------
        (.30)                (.76)                (.36)                     (.10)
    --------             --------             --------                  --------
    $   8.87             $  10.72             $  12.05                  $  10.87
    --------             --------             --------                  --------
    --------             --------             --------                  --------
      (14.70)%              (4.75)%              14.18%                     9.70%
    $  2,749             $  4,272             $  1,348                  $ 13,578
    $  4,262             $  2,685             $  4,102                  $ 21,914
        1.23%                1.29%                1.24%                     1.63%(c)
        1.23%                1.29%                1.24%                     1.63%(c)
        1.93%                2.39%                2.11%                     1.68%(c)

    See Notes to Financial Statements                                     73

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Getting the Most from your Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

www.strategicpartners.com    (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Getting the Most from your Mutual Fund

When you invest, you receive financial advice from a Financial Advisor or Registered Representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                            www.strategicpartners.com     (800) 225-1852

FOR MORE INFORMATION

Strategic Partners Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Saul K. Fenster
Robert F. Gunia
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Clay T. Whitehead

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Lori E. Bostrom, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
    Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
EARNEST Partners, LLC
75 14th Street, Suite 2300
Atlanta, GA 30309

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Pacific Investment Management Company LLC
840 Newport Center Dr.
Newport Beach, CA 92660

Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

RS Investment Management, L.P.
388 Market Street, Suite 1700
San Francisco, CA 94111

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
Class A         PAMGX    86276X889
Class B         DMGBX    86276X871
Class C         PIMGX    86276X863
Class Z         PDMZX    86276X855

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of January 31, 2003, were not audited and, accordingly, no opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

(LOGO)

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
Class A         PAMGX    86276X889
Class B         DMGBX    86276X871
Class C         PIMGX    86276X863
Class Z         PDMZX    86276X855

MFSP504E4    IFS-A078620

                                     SEMIANNUAL REPORT JANUARY 31, 2003


STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS (LOGO)


STRATEGIC PARTNERS
HIGH GROWTH FUND

Objective: Seeks Long-Term Capital Appreciation



This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners High Growth Fund's investment objective is long-term capital appreciation. The Fund is designed for investors who want investment professionals to make their asset allocation decisions, that is, it invests in a diversified portfolio of stocks. The Fund is periodically rebalanced in accordance with its asset allocation strategy. There can be no assurance that the Fund will achieve its investment objective.

ABSOLUTE AND RELATIVE PERFORMANCE
We evaluate an investment's performance in two ways.
The first considers how much more (or less) an investment is worth at the end of a reporting period.
This is known as absolute performance. The second compares whether you did better (or worse) than the market average (the benchmark index) or the average return of comparable funds (the Lipper Average) regardless of your gain or loss. This is called relative performance.

Three factors determine the absolute return of an asset allocation fund: the asset allocation, the return for each asset class, and the relative performance of the investment advisers for the different asset classes. The fund's return is higher when the advisers outperform their asset class average than when they underperform them. This
"adviser contribution" has a greater impact in the asset classes with larger allocations.

This is why, in the discussion of the performance of your Strategic Partners Asset Allocation Fund, we may say, for example, that the Fund's large allocation to a low-performing asset class hurt its return even though the advisers' relative perform-ance had a positive impact.

                            www.strategicpartners.com    (800) 225-1852

Semiannual Report    January 31, 2003

    Cumulative Total Returns1                           As of 1/31/03

                                  Six Months   One Year  Three Years    Since Inception2
Class A                             -4.42%      -20.77%     -28.38%         -7.44%
Class B                             -4.88       -21.37      -29.97         -10.28
Class C                             -4.88       -21.37      -29.97         -10.28
Class Z                             -4.26       -20.53      -27.75          -6.32
S&P 500 Index3                      -5.26       -23.01      -36.01          -22.21
Lipper Multi-Cap Core Funds Avg.4   -5.37       -22.43      -30.69          -10.92

    Average Annual Total Returns1                           As of 12/31/02

                                     One Year   Three Years   Since Inception2
Class A                               -24.64%     -12.63%         -2.38%
Class B                               -25.26      -12.59          -2.09
Class C                               -22.90      -12.07          -2.12
Class Z                               -20.44      -10.87          -0.87
S&P 500 Index3                        -22.09      -14.54          -5.35
Lipper Multi-Cap Core Funds Avg.4     -21.74      -12.45          -2.85

Past performance is not indicative of future results.
Principal value and investment return will fluctuate
so that an investor's shares, when redeemed, may be
worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The
cumulative total returns do not take into account
applicable sales charges. The average annual total
returns do take into account applicable sales
charges. Without the distribution and service (12b-1)
fee waiver of 0.05% annually for Class A shares, the
returns would have been lower. The Fund charges a
maximum front-end sales charge of 5% for Class A
shares, and a 12b-1 fee of 0.30% annually. In some
limited circumstances, Class A shares may not be
subject to a front-end sales charge, but may be
subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject
to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for
the first six years respectively after purchase, and
a 12b-1 fee of 1.00% annually. Approximately seven
years after purchase, Class B shares will
automatically convert to Class A shares on a
quarterly basis. Class C shares are subject to a
front-end sales charge of 1% and a CDSC of 1% for
shares redeemed within 18 months of purchase, and a
12b-1 fee of 1.00% annually. Class Z shares are not
subject to a sales charge or 12b-1 fees. The returns
in the tables above do not reflect the deduction of
taxes that a shareholder would pay on fund
distributions or following the redemption of fund
shares. 2Inception date: 11/18/98. 3The Standard &
Poor's 500 Composite Stock Price Index (S&P 500
Index) is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock
prices have performed. Investors cannot invest
directly in an index. 4The Lipper Average represents
an average of all funds in the Lipper Multi-Cap Core
Funds category for the periods noted. Funds in the
Lipper Multi-Cap Core Funds Average typically have an
average price-to-earnings ratio, price-to-book ratio,
and three-year sales-per-share growth value compared
to the S&P SuperComposite 1500 Index. The returns for the
S&P 500 Index and Lipper Multi-Cap Core Funds Average
would be lower if they included the effects of sales
charges or taxes, or in the case of the S&P 500
Index, operating expenses.
                                                      1

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS (LOGO)

                                      March 14, 2003

DEAR SHAREHOLDER,
Securities markets were extraordinarily volatile between August 2002 and January 2003, the semiannual reporting period of the Strategic Partners High
Growth Fund. As stock prices dropped sharply around the world, investors looked for more stable securities, pushing bond prices up. The Fund's performance for the period was slightly better than the Lipper Multi-Cap Core Funds Average or the
Standard & Poor's 500 Index. In the following report, its investment advisers describe the different factors affecting the Fund's return this reporting period.

The recent large swings of stock and bond prices suggest that some people abandoned their investment plans because of market turbulence or economic and geopolitical uncertainty. We recommend that you make any change to your investment strategy in consultation with a financial professional and that you base it on sound financial principles.

In March 2003, I was named President of the Strategic
Partners Asset Allocation Funds. I strongly believe in the value of these Funds' selection of asset allocations for different risk tolerances. What really sets the Funds apart, however, is the stringent screening process that we use to select and monitor their subadvisers. This assures you that the Funds' managers will adhere to their specific investment disciplines, which is especially important when trying to maintain a consistent strategy in today's turbulent market. We appreciate your continued confidence in us.


Sincerely,


Judy A. Rice, President
Strategic Partners Asset Allocation Funds

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Semiannual Report    January 31, 2003

INVESTMENT ADVISERS' REPORT

A BRIEF UPSWING
If the securities markets during the last years of the 20th century were driven largely by dreams of gains, the markets during the six months that ended in January 2003 were driven largely by fears of losses. As the reporting period began, stock markets around the world were in a decline of historic proportion. Investors lost confidence in corporations' financial reporting and in analysts' earnings forecasts. Slower-than-expected economic growth and concern about a possible war in Iraq also suppressed investment in stocks.

By October, shares looked inexpensive, given forecasts for 2003 corporate earnings and the low yields on alternative fixed income investments. In addition, positive reports from technology executives fueled hopes that demand might recover, setting the scene for a brief upswing in October and November
2002 largely driven by stocks that were rebounding from steep declines earlier in the year. The rebound of stocks in past economic recoveries has often been swift. Investors, particularly institutional investors, didn't want to be left out if that happened again, and the market rose quickly as they rebuilt their portfolios.

Sectors that had become relatively inexpensive
in the bear market earlier in the year--technology,
utilities, and producer durables--had substantial
rebounds, while consumer staples, which had not been
hurt as much in the falling market, shared only
briefly in the rally. Then reports of slow retail
sales in December chilled stock investors' enthusiasm
again. Over the full reporting period, energy,
technology, and healthcare stocks performed best, and
consumer staples performed poorly. Although there
were marked differences between sector returns, the
differences between value and growth stocks and between
small and large caps were small relative to the broad
market decline.
                                                     3

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Semiannual Report    January 31, 2003

Stock markets in developed countries around the world fared even worse than U.S. stocks. The loss of U.S.
confidence discouraged investors nearly everywhere, particularly as none of the largest economies in the world looked strong. The fear of war was another factor affecting foreign markets.

YOUR FUND'S PERFORMANCE
We normally expect the Fund's asset allocation to have a larger impact on its return than the relative performance of its subadvisers. In this reporting period, however, the differences in performance between various equity asset classes were relatively small. The subadvisers of the large-cap value, small-cap value, and international stocks made strong contributions to the Fund's return in comparison to the performance of their respective asset classes.
These strong relative returns outweighed the differences between asset classes. The Fund's small-cap value stocks, in particular, produced a solidly positive return in an asset class that declined by almost 6%. However, negative returns on all of the other asset classes in the Fund's portfolio resulted in a loss.

The Fund's largest allocations are to U.S. large-cap growth and value stocks. The prices of value stocks held up slightly better than the prices of growth stocks, but this small style advantage was enhanced by a strong relative performance by the Fund's large-cap value holdings. They had a focus on media firms, including The News Corporation and EchoStar
Communications. Stronger-than-expected advertising rates and the prospect of rising advertising volume helped media stocks generally. Moreover, EchoStar announced a surprise repurchase of more than 10% of its outstanding shares from Vivendi Universal. The Fund's large-cap value adviser had a substantial emphasis on technology, buying positions in leading firms inexpensively after the prolonged bear market in technology stocks. Positions in Hewlett-Packard,
Xerox, BMC Software, and Cisco Systems had large gains during the period.

                                www.strategicpartners.com    (800) 225-1852

Asset Class Index Returns    As of 1/31/03

                        (CHART)

The chart above shows returns for the six months ended January 31, 2003 of various securities indexes, which are generally considered representative of the market sectors in which the fund may invest.

Source: Prudential Investments LLC and Lipper Inc.

The performance cited does not represent the performance of the Strategic Partners High Growth
Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 1000 Value Index comprises those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 1000 Growth Index comprises those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios.

The Morgan Stanley Capital International Europe,
Australasia, and Far East Index (MSCI EAFE Index) is
an unmanaged, weighted index of performance that
reflects stock price movements in Europe,
Australasia, and the Far East.
                                                  5

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Semiannual Report    January 31, 2003

The Fund's large-cap growth holdings underperformed, hurt by weak technology and healthcare selections.
The poorest performers in these sectors were the semiconductor firms Texas Instruments and
STMicroelectronics in technology and Baxter
International in healthcare. The Fund's holdings were also hurt by a sizable commitment to the retail chain
Kohl's, whose stock fell sharply because of poor retail sales in the fourth quarter of 2002.

The Fund had much smaller allocations to small-cap stocks, which declined somewhat less than stocks of larger companies. In fact, small-cap growth stocks held up better than all the other equity asset classes in the Fund. Small-cap profitability in the fourth quarter of 2002, particularily earnings of technology companies, improved more than analysts expected. The Fund's small-cap value portfolio performed substantially better than its asset class overall, while the small-cap growth portfolio trailed its market by a much smaller margin.

The small-cap value holdings' exceptionally large outperformance was driven by a focus on the healthcare sector. The subadviser responsible for these investments believes that certain stocks in the healthcare industry may benefit from many developed countries' aging populations. A strong selection of healthcare stocks, including Covance and Pharmaceutical Product
Development, had gains even in this period's weak equity markets. Both offer outsourced research services to drug companies and both reported positive financial results. Another top contributor was Pediatrix Medical Group, which manages hospital pediatric units.

The Fund changed subadvisers for its small-cap growth stocks during the period. Averaged over the period, the small-cap growth holdings focused on technology and healthcare stocks and underweighted financials.
Gains on some technology positions were outweighed by the more mixed performance of its healthcare holdings, but the margin by which the Fund trailed its market had a negligible impact on its overall return.

              www.strategicpartners.com    (800) 225-1852

The stocks of other developed countries performed significantly worse than U.S. stocks, but the Fund's foreign holdings held up relatively well. That strong performance brought their return in line with that of U.S. large-cap stocks. The Fund had strong international stock selection across sectors, including the generally weak technology sector.
Positions in the consumer staples company Unilever and the Dutch telecommunications provider
KPN were among the gainers. KPN rose because it aggressively reduced its capital expenditures in order to boost free cash flow and reduce its debt.
However, the Spanish utility Endesa was hurt by its substantial investments in Latin America, as well as by regulatory uncertainty in its core Spanish electricity business.

Strategic Partners High Growth Fund Management Team

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Semiannual Report    January 31, 2003

WHAT IS AN ASSET ALLOCATION FUND?
Diversification--spreading your investments over many different securities--is a basic principle of investing.
It helps reduce the overall risk of your portfolio.
Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities. When you own a large number of different securities, the impact of any one security on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds, value and growth stocks, and domestic and international markets--it is less likely that all the securities you own will move in the same direction at one time. Strategic Partners
Asset Allocation Funds provide more of this buffer than funds investing in only one asset class. We believe this will result in more consistent returns over time.

REBALANCING
The Strategic Partners High Growth Fund has a target allocation for each asset class. As some asset classes perform better than others, the portfolio will drift from this original target: the securities that rise most will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance.
This not only keeps your risk exposure from changing too much, but it may reduce the average cost of our investments and increase our average selling price over time.

Although an individual investor can diversify and rebalance, it would require a large investment to own the range of asset classes represented in the Strategic Partners High Growth Fund. Moreover, calculating the amounts to allocate to each kind of security in a rebalancing would be difficult.
Strategic Partners Asset Allocation Funds do it all for you.

                www.strategicpartners.com    (800) 225-1852

Glossary of Terms
Asset classes are classifications of investments. The most basic classification of securities is among stocks, bonds, and money market investments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions. Global investing has a worldwide scope, while international investing generally means markets outside the United States. A U.S. domestic portfolio, together with an international portfolio, provides global scope.

Strategic Partners High Growth Fund Diversification Target

                      (CHART)

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited)

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.5%
COMMON STOCKS  92.9%
-------------------------------------------------------------------------------------
Aerospace & Defense  2.3%
     19,700      Aeroflex, Inc.(a)                                  $        157,600
     11,400      Cubic Corp.                                                 229,368
     10,900      General Dynamics Corp.                                      720,926
     15,700      Herley Industries, Inc.(a)                                  248,845
      8,600      Lockheed Martin Corp.                                       439,030
      3,900      Moog Inc.(Class A)(a)                                       124,410
     13,100      Northrop Grumman Corp.                                    1,197,471
                                                                    ----------------
                                                                           3,117,650
-------------------------------------------------------------------------------------
Auto Components  0.2%
     24,400      CSK Auto Corp.(a)                                           242,536
-------------------------------------------------------------------------------------
Automobiles  1.4%
     10,890      Bayerische Motoren Werke (BMW) AG (Germany)                 315,618
     11,500      Harley-Davidson, Inc.                                       480,470
     83,000      Nissan Motor Co., Ltd. (Japan)                              631,807
     11,000      Toyota Motor Corp. (Japan)                                  261,839
      4,900      Winnebago Industries, Inc.                                  168,511
                                                                    ----------------
                                                                           1,858,245
-------------------------------------------------------------------------------------
Banks  5.5%
     31,100      ABN Amro Holding NV (Netherlands)                           484,060
     30,820      Allied Irish Banks PLC (Ireland)                            423,461
     11,100      Astoria Financial Corp.                                     288,045
     27,600      Bank of Ireland (Ireland)                                   279,970
     14,600      Bank One Corp.                                              533,046
     38,900      BankUnited Financial Corp. (Class A)(a)                     614,620
    108,100      Barclays PLC (United Kingdom)                               622,423
     14,300      BNP Paribas SA (France)(a)                                  564,417
      5,700      Commerce Bancorp, Inc.                                      250,173
      3,900      East-West Bancorp, Inc.                                     136,344
      5,200      First Community Bancorp, Inc.                               149,084
     20,400      Fortis NV (Belgium)                                         320,584
      6,000      Hibernia Corp. (Class A)                                    111,900

    10                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     74,800      HSBC Holdings PLC (United Kingdom)                 $        775,913
     42,850      Overseas-Chinese Banking Corp., Ltd. (Singapore)            224,204
     10,300      R&G Financial Corp. (Puerto Rico)                           227,527
     18,300      Royal Bank of Scotland Group PLC (United
                  Kingdom)                                                   402,823
     22,700      Standard Chartered PLC (United Kingdom)                     232,859
     12,800      UBS AG (Switzerland)(a)                                     552,676
     36,904      United Overseas Bank, Ltd. (Singapore)                      222,799
                                                                    ----------------
                                                                           7,416,928
-------------------------------------------------------------------------------------
Beverages  1.5%
     11,200      Anheuser-Busch Cos, Inc.                                    531,664
      8,300      Coca-Cola Co.                                               335,818
     48,200      Diageo PLC (United Kingdom)                                 492,063
     17,110      Heineken NV (Netherlands)                                   616,188
                                                                    ----------------
                                                                           1,975,733
-------------------------------------------------------------------------------------
Biotechnology  1.8%
     25,100      Acacia Research Corp. - CombiMatrix(a)                       75,300
     21,700      Amgen, Inc.(a)                                            1,105,832
      2,300      Digene Corp.(a)                                              26,358
     17,900      Embrex, Inc.(a)                                             185,068
     13,500      Exact Sciences Corp.(a)                                     120,960
     10,100      Genentech, Inc.(a)                                          371,074
     10,300      MedImmune, Inc.(a)                                          306,837
     20,800      Serologicals Corp.(a)                                       227,344
                                                                    ----------------
                                                                           2,418,773
-------------------------------------------------------------------------------------
Building Products  0.4%
    104,000      Kingfisher PLC (United Kingdom)                             329,114
     15,800      Watsco, Inc.                                                247,270
                                                                    ----------------
                                                                             576,384
-------------------------------------------------------------------------------------
Chemicals  1.4%
     11,700      Dow Chemical Co.                                            340,002
     28,800      IMC Global, Inc.                                            281,376
     24,900      Lyondell Chemical Co.                                       318,969
     18,252      Monsanto Co.                                                322,148

    See Notes to Financial Statements                                     11

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      6,900      The Scotts Co. (Class A)(a)                        $        353,556
      6,700      Valspar Corp.                                               284,750
                                                                    ----------------
                                                                           1,900,801
-------------------------------------------------------------------------------------
Commercial Services & Supplies  2.5%
     73,200      Administaff, Inc.(a)                                        366,000
     38,200      Allied Waste Industries, Inc.(a)                            373,596
     11,800      Bright Horizons Family Solution, Inc.(a)                    315,060
      9,000      Coinstar, Inc.(a)                                           175,050
     10,800      Global Payments, Inc.                                       308,124
      4,100      Icon PLC ADR (Ireland)(a)                                   114,800
     10,200      Kelly Services, Inc. (Class A)                              213,180
     16,700      NDCHealth Corp.                                             363,058
     16,000      Republic Services, Inc.(a)                                  327,680
     31,000      Scientific Games Corp.(a)                                   182,900
     17,900      Tyco International Ltd. (Bermuda)                           286,579
     18,300      Waste Management, Inc.                                      420,717
                                                                    ----------------
                                                                           3,446,744
-------------------------------------------------------------------------------------
Communications Equipment  1.0%
     83,700      3Com Corp.(a)                                               354,051
     12,800      Anaren Microwave, Inc.(a)                                    99,200
     70,000      Cisco Systems, Inc.(a)                                      935,900
                                                                    ----------------
                                                                           1,389,151
-------------------------------------------------------------------------------------
Computers & Peripherals  2.1%
     22,000      ActivCard Corp. ADR (France)(a)                             168,300
     28,400      Dell Computer Corp.(a)                                      677,624
     73,947      Hewlett-Packard Co.                                       1,287,417
      6,300      International Business Machines Corp.                       492,849
     41,800      Netscout Systems, Inc.(a)                                   167,618
                                                                    ----------------
                                                                           2,793,808
-------------------------------------------------------------------------------------
Construction & Engineering  0.2%
      8,900      Navistar International Corp.(a)                             214,223

    12                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Construction Materials  0.2%
     22,477      CRH PLC (Ireland)                                  $        283,496
-------------------------------------------------------------------------------------
Containers & Packaging  0.3%
      9,400      Temple-Inland, Inc.                                         406,268
-------------------------------------------------------------------------------------
Diversified Financials  6.2%
      2,800      Acom Co., Ltd. (Japan)                                       85,676
     28,100      American Express Co.                                        998,393
     39,700      AmeriCredit Corp.(a)                                        124,658
     58,100      Citigroup, Inc.                                           1,997,478
     14,600      Credit Suisse Group (Switzerland)                           313,330
     15,400      Eaton Vance Corp.                                           427,504
     10,600      Edwards (A.G.), Inc.                                        302,842
     17,500      Goldman Sachs Group, Inc.                                 1,191,750
     10,400      Jeffries Group, Inc.                                        407,160
     16,600      Lehman Brothers Holdings, Inc.                              905,198
     13,200      Merrill Lynch & Co., Inc.                                   462,264
     95,000      Nikko Cordial Corp. (Japan)                                 342,171
      8,200      Principal Financial Group, Inc.                             234,520
     14,500      Raymond James Financial, Inc.                               369,750
      1,100      Saxon Capital, Inc.(a)                                       14,058
      2,200      Student Loan Corp                                           210,716
                                                                    ----------------
                                                                           8,387,468
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  3.7%
     27,100      AT&T Corp.                                                  527,908
     25,700      BellSouth Corp.                                             585,446
     64,730      BT Group PLC (United Kingdom)                               184,624
     21,400      EchoStar Communications Corp. (Class A)(a)                  555,330
    103,200      Koninklijke KPN NV (Netherlands)(a)                         723,375
         55      Nippon Telegraph & Telephone Corp. (Japan)                  184,342
     46,700      Nokia Oyj (Finland)                                         655,685
     38,900      Nokia Oyj ADR (Finland)                                     559,771
     86,100      Telecom Italia SpA (Italy)                                  651,573
      8,800      Verizon Communications, Inc.                                336,864
                                                                    ----------------
                                                                           4,964,918

    See Notes to Financial Statements                                     13

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Electric Utilities  1.9%
     37,000      CLP Holdings, Ltd. (Hong Kong)                     $        148,951
      6,400      Dominion Resources, Inc.                                    346,816
     30,800      Endesa SA (Spain)                                           369,296
      8,600      FirstEnergy Corp                                            268,320
     25,100      PG&E Corp.(a)                                               346,380
     13,100      PNM Resources, Inc.                                         276,541
     11,000      Public Service Enterprise Group                             388,080
     19,700      TXU Corp.                                                   361,495
                                                                    ----------------
                                                                           2,505,879
-------------------------------------------------------------------------------------
Electrical Equipment  1.2%
     10,800      C&D Technologies, Inc.                                      187,380
      6,500      Harris Corp.                                                202,800
     12,447      Koninklijke Philips Electronic                              211,102
     19,600      Paxar Corp.(a)                                              292,040
     33,600      Quinton Cardiology Systems, Inc.(a)                         184,800
      3,000      Schneider Electric SA (France)                              130,936
     10,500      Sony Corp. (Japan)                                          412,331
                                                                    ----------------
                                                                           1,621,389
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  1.6%
      5,300      Analogic Corp.                                              279,628
     10,600      Electro Scientific Industries, Inc.(a)                      191,542
     10,300      FLIR Systems, Inc.(a)                                       480,701
     15,500      Ingram Micro, Inc. (Class A)(a)                             178,250
     47,600      Sanmina-SCI Corp.(a)                                        174,216
    125,600      Solectron Corp.(a)                                          450,904
     21,600      Texas Instruments, Inc.                                     343,440
                                                                    ----------------
                                                                           2,098,681
-------------------------------------------------------------------------------------
Energy Equipment & Services  3.1%
     11,400      Baker Hughes, Inc.                                          344,964
     10,800      Cal Dive International, Inc.(a)                             230,148
     28,300      ENSCO International, Inc.                                   762,402
     29,100      GlobalSantaFe Corp.                                         632,343

    14                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     19,100      Halliburton Co.                                    $        358,316
     22,600      Schlumberger, Ltd.                                          852,020
     39,800      Superior Energy Services, Inc.(a)                           316,410
     14,900      Unit Corp.(a)                                               266,114
     13,200      Weatherford International, Ltd. (Bermuda)(a)                490,512
                                                                    ----------------
                                                                           4,253,229
-------------------------------------------------------------------------------------
Food & Drug Retailing  1.0%
     61,100      Boots Group PLC (United Kingdom)                            525,321
      5,600      Carrefour SA (France)                                       222,413
     83,900      Tesco PLC (United Kingdom)                                  228,266
     10,700      Walgreen Corp.                                              310,300
                                                                    ----------------
                                                                           1,286,300
-------------------------------------------------------------------------------------
Food Products  1.8%
     65,300      Cadbury Schweppes PLC (United Kingdom)                      355,323
     29,400      ConAgra Foods, Inc.                                         721,182
     10,200      Kraft Foods, Inc. (Class A)                                 324,870
     24,300      Sara Lee Corp.                                              484,542
     15,000      Stake Technology Ltd.                                        46,200
     62,400      Unilever PLC (United Kingdom)(a)                            542,653
                                                                    ----------------
                                                                           2,474,770
-------------------------------------------------------------------------------------
Gas Utilities  0.6%
    107,000      Hong Kong & China Gas (Hong Kong)                           134,438
     18,400      Oneok, Inc.                                                 315,560
     15,100      Sempra Energy                                               363,910
                                                                    ----------------
                                                                             813,908
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  2.0%
     37,268      Amersham PLC                                                287,643
     12,100      Baxter International, Inc.                                  340,978
     10,900      Chattem, Inc.(a)                                            165,353
     11,700      Closure Medical Corp.(a)                                    119,925
     21,800      Conceptus, Inc.(a)                                          185,300
     17,600      Cooper Cos., Inc.                                           450,736
     13,900      Diagnostic Products Corp.                                   486,917

    See Notes to Financial Statements                                     15

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      7,300      ESCO Technologies, Inc.(a)                         $        252,580
     13,300      Tenet Healthcare Corp.(a)                                   239,267
      5,100      Zoll Medical Corp.(a)                                       203,694
                                                                    ----------------
                                                                           2,732,393
-------------------------------------------------------------------------------------
Health Care Providers & Services  2.6%
      4,700      Centene Corp.(a)                                            132,540
     26,200      Covance, Inc.(a)                                            706,876
     18,800      HCA, Inc.                                                   803,512
     13,500      Lincare Holdings, Inc.(a)                                   385,290
     15,000      Pediatrix Medical Group, Inc.(a)                            551,250
     22,400      Pharmaceutical Product Development, Inc.(a)                 668,640
     14,800      Quintiles Transnational Corp.(a)                            188,108
      7,400      Service Corp. International(a)                               24,494
                                                                    ----------------
                                                                           3,460,710
-------------------------------------------------------------------------------------
Hotels Restaurants & Leisure  2.1%
     15,200      Brinker International, Inc.(a)                              452,200
      7,700      CEC Entertainment, Inc.(a)                                  217,833
     15,700      Marriott International, Inc. (Class A)                      489,840
     38,900      McDonald's Corp.                                            553,936
      7,700      Rare Hospitality International, Inc.(a)                     219,450
     14,300      Sonic Corp.(a)                                              325,182
     18,600      Starbucks Corp.(a)                                          422,592
     17,000      WMS Industries, Inc.(a)                                     197,370
                                                                    ----------------
                                                                           2,878,403
-------------------------------------------------------------------------------------
Household Durables  1.5%
     27,150      D.R. Horton, Inc.                                           518,565
     11,000      Harman International Industries, Inc.                       676,500
     22,000      Hovnanian Enterprises, Inc. (Class A)(a)                    640,860
      5,500      Snap-On, Inc.                                               140,250
                                                                    ----------------
                                                                           1,976,175
-------------------------------------------------------------------------------------
Household Products  0.4%
     13,500      Applied Films Corp.(a)                                      218,700
     18,000      Kao Corp. (Japan)                                           366,933
                                                                    ----------------
                                                                             585,633

    16                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Industrial Conglomerates  1.4%
      8,000      Kimberly Clark Corp.                               $        370,560
      6,100      Procter & Gamble Co.                                        521,977
      4,400      Siemens AG (Germany)                                        179,476
      6,800      3M Co.                                                      846,940
                                                                    ----------------
                                                                           1,918,953
-------------------------------------------------------------------------------------
Insurance  4.9%
     30,035      Alleanza Assicurazioni SpA (Italy)                          226,971
     12,600      Allstate Corp.                                              443,394
     16,850      American International Group, Inc.                          911,922
     31,200      American Medical Security Group, Inc.(a)                    431,808
     11,800      Commerce Group, Inc.                                        409,460
     22,700      Hartford Financial Services Group, Inc.                     946,136
      9,000      Lincoln National Corp.                                      290,250
      8,200      Loews Corp.                                                 360,964
     14,300      Philadelphia Consolidated Holding Corp.(a)                  476,619
     10,200      ProAssurance Corp.(a)                                       236,946
      8,200      Protective Life Corp.                                       222,466
     22,300      Scottish Annuity & Life Holding, Ltd. (Cayman
                  Islands)                                                   399,170
     16,400      XL Capital, Ltd. (Class A) (Cayman Islands)               1,230,984
                                                                    ----------------
                                                                           6,587,090
-------------------------------------------------------------------------------------
Internet & Catalog Retail  0.3%
     20,600      School Specialty, Inc.(a)                                   405,820
-------------------------------------------------------------------------------------
Internet Software & Services  0.7%
        900      eBay, Inc.(a)                                                67,644
      6,400      Digitas, Inc.(a)                                             25,920
      8,400      FindWhat.com(a)                                              64,848
     61,300      LookSmart Ltd.(a)                                           186,965
     37,500      MatrixOne, Inc.(a)                                          182,625
     42,200      S1 Corp(a)                                                  208,890
     14,900      WebMethods, Inc.(a)                                         234,079
                                                                    ----------------
                                                                             970,971

    See Notes to Financial Statements                                     17

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Machinery  0.2%
     11,700      Sandvik AB (Sweden)(a)                             $        241,803
-------------------------------------------------------------------------------------
Media  4.4%
      6,200      Clear Channel Communication, Inc.(a)                        248,496
     20,200      Fox Entertainment Group, Inc. (Class A)(a)                  558,126
      5,400      Knight-Ridder, Inc.                                         365,688
     10,450      Lagardere SCA (France)(a)                                   425,134
     11,100      Lamar Advertising Co.(a)                                    386,058
     40,400      Liberty Media Corp. (Class A)(a)                            402,788
     12,300      New York Times Co. (Class A)                                600,732
      7,200      Omnicom Group, Inc.                                         434,160
     42,000      Regent Communications, Inc.(a)                              252,000
     47,700      Sinclair Broadcast Group, Inc. (Class A)(a)                 539,964
      7,900      Spanish Broadcasting System, Inc.(a)                         59,645
     19,600      Univision Communications, Inc. (Class A)(a)                 516,656
     31,924      Viacom, Inc. (Class B)(a)                                 1,230,670
                                                                    ----------------
                                                                           6,020,117
-------------------------------------------------------------------------------------
Metals & Mining  0.6%
    108,583      BHP Billiton Ltd. (Australia)                               567,771
      9,800      Freeport-McMoRan Copper & Gold, Inc. (Class
                  B)(a)                                                      183,946
                                                                    ----------------
                                                                             751,717
-------------------------------------------------------------------------------------
Multiline Retail  2.3%
     13,300      Federated Department Stores, Inc.(a)                        346,066
     21,600      Fred's, Inc.                                                580,198
     31,700      Kirkland's, Inc. a)                                         367,720
     17,900      Kohl's Corp.(a)                                             937,423
     19,800      Wal-Mart Stores, Inc.                                       946,440
                                                                    ----------------
                                                                           3,177,847
-------------------------------------------------------------------------------------
Office Electronics  0.7%
     13,000      Canon, Inc. (Japan)                                         454,144
     49,600      Xerox Corp.(a)                                              438,960
                                                                    ----------------
                                                                             893,104

    18                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Oil & Gas  4.9%
      5,600      Apache Corp.                                       $        349,496
     95,917      BP PLC (United Kingdom)                                     602,339
     62,800      ENI SpA (Italy)                                             949,820
     61,900      Grey Wolf, Inc.(a)                                          238,315
     18,900      Occidental Petroleum Corp.                                  552,069
     15,400      Royal Dutch Petroleum Co. (Netherlands)                     637,589
     66,300      Snam Rete Gas SpA (Italy)                                   226,314
     10,600      Statoil ASA (Norway)                                         81,623
     13,900      Swift Energy Co.(a)                                         132,050
     45,000      Tokyo Gas Co Ltd.(Japan)                                    132,441
      4,990      Total Fina Elf SA (Class B)                                 672,761
     17,033      TotalFinaElf SA, ADR (France)                             1,156,711
     15,600      Westport Resources Corp.(a)                                 312,624
     23,800      XTO Energy, Inc.                                            579,292
                                                                    ----------------
                                                                           6,623,444
-------------------------------------------------------------------------------------
Paper & Forest Products  1.6%
     15,900      Boise Cascade Corp.                                         380,169
     30,400      International Paper Co.                                   1,085,280
     15,300      Weyerhaeuser Co.                                            735,165
                                                                    ----------------
                                                                           2,200,614
-------------------------------------------------------------------------------------
Personal Products  0.2%
     10,500      Gillette Co.                                                313,950
-------------------------------------------------------------------------------------
Pharmaceuticals  7.4%
     22,200      Abbott Laboratories                                         846,264
      9,900      Able Laboratories, Inc.(a)                                  113,494
      3,700      Allergan, Inc.                                              224,479
     37,200      Atherogenics, Inc.(a)                                       280,860
     11,500      Atrix Labs, Inc.(a)                                         131,100
      4,300      Barr Laboratories, Inc.(a)                                  339,915
     25,300      Bradley Pharmaceuticals, Inc.(a)                            284,625
     21,700      Bristol-Myers Squibb Corp.                                  511,903
     10,400      Collagenex Pharmaceuticals, Inc.(a)                         102,128
     10,700      Connetics Corp.(a)                                          138,993

    See Notes to Financial Statements                                     19

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      5,400      CV Therapeutics, Inc.(a)                           $         90,720
      6,500      Forest Laboratories, Inc.(a)                                336,375
     52,800      GlaxoSmithKline PLC (United Kingdom)                        992,984
     17,200      Johnson & Johnson                                           922,092
     18,600      K-V Pharmaceutical Co. (Class B)(a)                         341,124
     19,300      La Jolla Pharmaceutical Co.(a)                              154,014
      2,800      Merck & Company                                             155,092
     16,300      Nastech Pharmaceutical, Inc.(a)                             158,925
     19,000      Novartis AG (Switzerland)                                   694,648
     13,800      Novo Nordisk A/S ADR (Class B) (Denmark)(a)                 377,452
      5,200      NPS Pharmaceuticals, Inc.(a)                                115,856
     15,400      Pfizer, Inc.                                                467,544
     21,601      Pharmacia Corp.                                             902,274
     36,700      Pozen, Inc.(a)                                              155,975
     13,400      Telik, Inc.(a)                                              150,884
      4,800      Teva Pharmaceutical Industries Ltd. ADR (Israel)            184,320
     15,500      Versicor, Inc.(a)                                           171,120
     18,900      Wyeth                                                       737,667
                                                                    ----------------
                                                                          10,082,827
-------------------------------------------------------------------------------------
Real Estate  0.1%
      5,600      SL Green Realty Corp.                                       169,232
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.1%
      4,000      Alexandria Real Estate Equities, Inc.                       165,400
-------------------------------------------------------------------------------------
Road & Rail  0.2%
         72      East Japan Railway Co. (Japan)                              330,765
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  3.5%
    389,200      Agere Systems, Inc. (Class B)(a)                            677,208
     22,600      Applied Materials, Inc.(a)                                  270,522
     53,700      California Micro Devices Corp.(a)                           219,633
     14,700      DSP Group, Inc.(a)                                          243,579
     10,900      Exar Corp.(a)                                               141,155
     68,300      Genus, Inc.(a)                                              191,923
     42,500      Intel Corp.                                                 665,550
      3,500      KLA-Tencor Corp.(a)                                         114,240

    20                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     53,500      Kopin Corp.(a)                                     $        223,683
     29,900      Monolithic System Technology, Inc.(a)                       250,233
     26,100      Mykrolis Corp.(a)                                           189,486
      8,700      Novellus Systems, Inc.(a)                                   256,215
      5,900      Power Integrations, Inc.(a)                                 127,499
     17,500      STMicroelectronics NV ADR (Switzerland)                     321,300
     25,100      Ultratech Stepper, Inc.(a)                                  294,925
     19,100      Xilinx, Inc.(a)                                             377,989
     16,400      Zoran Corp.(a)                                              177,940
                                                                    ----------------
                                                                           4,743,080
-------------------------------------------------------------------------------------
Software  3.2%
      9,400      Business Objects SA ADR (France)                            150,870
     11,200      Cerner Corp.(a)                                             412,933
     42,700      Concur Technologies, Inc.(a)                                181,475
     31,700      Embarcadero Technologies, Inc.(a)                           221,900
     40,500      Entrust, Inc.(a)                                            108,094
     35,100      Legato Systems, Inc.(a)                                     176,553
     85,400      Logicvision, Inc.(a)                                        164,822
     23,700      Microsoft Corp.(a)                                        1,124,802
     35,900      Opnet Technologies, Inc.(a)                                 294,452
     21,400      Per-Se Technologies, Inc.(a)                                172,912
      7,000      S&P AG- Sponsored ADR                                       164,500
      6,200      Synopsys, Inc.(a)                                           239,754
    144,200      Tumbleweed Communications Corp.(a)                          202,024
     87,600      VitalWorks Inc.(a)                                          339,888
     27,200      Verity, Inc.(a)                                             421,872
                                                                    ----------------
                                                                           4,376,851
-------------------------------------------------------------------------------------
Specialty Retail  3.1%
     14,100      Aaron Rents, Inc. (Class B)                                 274,386
     44,400      Ashworth, Inc.(a)                                           281,496
     18,300      Bed Bath & Beyond, Inc.(a)                                  613,599
     22,500      Compagnie Financiere Richemont AG (Class A)
                  (Switzerland)                                              374,287
     13,400      Circuit City Stores-Circuit City Group                       80,266
      9,000      Computer Programs & Systems, Inc.(a)                        213,921

    See Notes to Financial Statements                                     21

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     13,000      Guitar Center, Inc.(a)                             $        253,240
     10,800      HOT Topic, Inc.(a)                                          255,960
      9,300      Lowe's Companies, Inc.                                      317,874
     15,100      Movie Gallery, Inc.(a)                                      212,155
     29,800      Nuco2, Inc.(a)                                              147,897
      8,900      Regis Corp.                                                 239,766
     20,900      Tiffany & Co.                                               485,925
     32,800      Toys RUs, Inc.(a)                                           296,512
      7,700      Urban Outfitters, Inc.(a)                                   157,696
                                                                    ----------------
                                                                           4,204,980
-------------------------------------------------------------------------------------
Tobacco  1.1%
     19,700      Altadis SA (Spain)                                          449,784
      8,800      Altria Group, Inc.                                          333,256
     33,920      Imperial Tobacco Group PLC (United Kingdom)                 518,029
     10,400      Loews Corp. - Carolina Group                                212,264
                                                                    ----------------
                                                                           1,513,333
-------------------------------------------------------------------------------------
Transportation  0.1%
      7,250      UTI Worldwide, Inc.                                         172,550
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  1.4%
     84,900      American Tower Corp. (Class A)(a)                           431,292
        106      NTT DoCoMo, Inc. (Japan)                                    204,152
    430,000      Vodafone Group PLC (United Kingdom)                         770,508
     23,800      Vodafone Group PLC Spons ADR (United Kingdom)               448,630
                                                                    ----------------
                                                                           1,854,582
                                                                    ----------------
                 Total common stock                                      125,799,626
                                                                    ----------------
PREFERRED STOCKS  0.6%
-------------------------------------------------------------------------------------
Automobiles  0.1%
        500      Porsche AG Pfd. (Germany)                                   199,120

    22                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Media  0.5%
     31,100      News Corp. Ltd. ADR Pfd.                           $        691,353
                                                                    ----------------
                 Total preferred stocks                                      890,473
                                                                    ----------------
                 Total long-term investments
                  (cost $136,744,743)                                    126,690,099
                                                                    ----------------
SHORT-TERM INVESTMENTS  7.0%
-------------------------------------------------------------------------------------
Mutual Fund  7.0%
  9,436,287      Prudential Core Investment Fund--Taxable
                  Money Market Series
                  (cost $9,436,287; Note 3)                                9,436,287
                                                                    ----------------
                 Total Investments  100.6%
                  (cost $146,181,030)                                    136,126,386
                 Liabilities in excess of other assets  (0.5%)              (734,189)
                                                                    ----------------
                 Net Assets  100%                                   $    135,392,197
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.

    See Notes to Financial Statements                                     23

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  January 31, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $146,181,030)                           $136,126,386
Receivable for investments sold                                          869,570
Receivable for Fund shares sold                                          466,153
Foreign currency (cost $267,838)                                         267,064
Dividends and interest receivable                                        106,842
Cash                                                                      84,978
Tax reclaim receivable                                                    51,199
Deferred expenses and other assets                                         1,797
                                                                  ----------------
      Total assets                                                   137,973,989
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                      2,008,671
Payable for Fund shares reacquired                                       225,850
Accrued expenses                                                         150,718
Distribution fee payable                                                  97,534
Management fee payable                                                    89,777
Deferred trustees' fees payable                                            9,242
                                                                  ----------------
      Total liabilities                                                2,581,792
                                                                  ----------------
NET ASSETS                                                          $135,392,197
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     17,246
   Paid-in capital in excess of par                                  183,488,091
                                                                  ----------------
                                                                     183,505,337
   Accumulated net investment loss                                      (832,676)
   Accumulated net realized loss on investments                      (37,234,688)
   Net unrealized depreciation on investments and foreign
      currency transactions                                          (10,045,776)
                                                                  ----------------
Net assets, January 31, 2003                                        $135,392,197
                                                                  ----------------
                                                                  ----------------

    24                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  January 31, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($30,294,428 / 3,783,142 shares of beneficial interest
      issued and outstanding)                                              $8.01
   Maximum sales charge (5% of offering price)                               .42
                                                                  ----------------
   Maximum offering price to public                                        $8.43
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($64,498,560 / 8,268,756 shares of beneficial
      interest issued and outstanding)                                     $7.80
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($38,277,896 / 4,906,870 shares of beneficial interest
      issued and outstanding)                                              $7.80
   Sales charge (1% of offering price)                                       .08
                                                                  ----------------
   Offering price to public                                                $7.88
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($2,321,313 / 287,111 shares of beneficial
      interest issued and outstanding)                                     $8.09
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     25

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                  January 31, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $24,299)          $    726,898
   Interest                                                               63,880
                                                                  ----------------
      Total income                                                       790,778
                                                                  ----------------
Expenses
   Management fee                                                        518,694
   Distribution fee--Class A                                              37,890
   Distribution fee--Class B                                             338,016
   Distribution fee--Class C                                             190,308
   Transfer agent's fees and expenses                                    203,000
   Custodian's fees and expenses                                         163,000
   Reports to shareholders                                                63,000
   Registration fees                                                      29,000
   Audit fee                                                              14,000
   Legal fees                                                             13,000
   Trustees' fees                                                          7,000
   Miscellaneous                                                           1,445
                                                                  ----------------
      Total expenses                                                   1,578,353
                                                                  ----------------
Net investment loss                                                     (787,575)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           (14,438,532)
   Foreign currency transactions                                         (13,950)
   Options written                                                         3,112
                                                                  ----------------
                                                                     (14,449,370)
                                                                  ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         8,189,816
   Foreign currency                                                        6,757
   Options written                                                         5,247
                                                                  ----------------
                                                                       8,201,820
                                                                  ----------------
Net loss on investments and foreign currencies                        (6,247,550)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ (7,035,125)
                                                                  ----------------
                                                                  ----------------

    26                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                     Six Months           Year
                                                       Ended              Ended
                                                  January 31, 2003    July 31, 2002
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                              $   (787,575)     $  (1,457,001)
   Net realized loss on investments and foreign
      currency transactions                          (14,449,370)       (20,788,717)
   Net change in unrealized depreciation of
      investments and foreign currencies               8,201,820        (17,091,273)
                                                  ----------------    -------------
   Net decrease in net assets resulting from
      operations                                      (7,035,125)       (39,336,991)
                                                  ----------------    -------------
   Distributions from net realized gains
      Class A                                                 --            (88,806)
      Class B                                                 --           (205,210)
      Class C                                                 --            (90,577)
      Class Z                                                 --             (7,576)
                                                  ----------------    -------------
                                                              --           (392,169)
                                                  ----------------    -------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                      21,426,129         50,556,801
   Net asset value of shares issued to
      shareholders in reinvestment of dividends
      and distributions                                       --            384,542
   Cost of shares reacquired                         (18,743,442)       (37,855,579)
                                                  ----------------    -------------
   Net increase in net assets from Fund share
      transactions                                     2,682,687         13,085,764
                                                  ----------------    -------------
Total increase (decrease)                             (4,352,438)       (26,643,396)
NET ASSETS
Beginning of period                                  139,744,635        166,388,031
                                                  ----------------    -------------
End of period                                       $135,392,197      $ 139,744,635
                                                  ----------------    -------------
                                                  ----------------    -------------

    See Notes to Financial Statements                                     27

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements (Unaudited)

      Strategic Partners Asset Allocation Funds (the 'Trust'), is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three Portfolios: Strategic Partners High Growth Fund ('the Fund'), Strategic Partners Conservative Growth Fund and Strategic Partners Moderate Growth Fund. These financial statements relate only to Strategic Partners High Growth Fund. The financial statements of the other Portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

      Jennison Associates LLC ('Jennison'), Prudential Investment Management, Inc. ('PIM'), Lazard Asset Management, RS Investment Management, L.P. and EARNEST Partners, LLC are the Fund's 'Advisers'.

      As of November 20, 2002, RS Investment Management, L.P. replaced Franklin Advisers, Inc. as the Adviser of the Small-Capitalization Growth portion of the Fund.

      The investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities issued by U.S. and foreign companies. Under normal circumstances, substantially all of the Fund's assets will be invested in equity securities, including common stock, securities convertible into common stock and preferred stock.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange and NASDAQ National Market Securities are valued at the last sale price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with the Adviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Manager or subadviser, does not represent fair value, are valued by a Valuation

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Committee appointed by the Board of Trustees, in consultation with the Manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or
                                                                          29

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy on the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

      If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain
(loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain
(loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written options.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Written options, involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

             Notes to Financial Statements (Unaudited) Cont'd.
Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund's affairs and supervises the Advisers' performance of all investment advisory services. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PI, in turn, pays the Advisers' fees, based on the average daily net assets of the Fund segments they manage.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.
                                                                          31

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the six months ended January 31, 2003.

      PIMS has advised the Fund that it has received approximately $82,800 and $50,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended January 31, 2003.

      PIMS has advised the Fund that for the six months ended January 31, 2003, it has received approximately $89,600 and $17,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      Jennison, PIMS, PIM and PI are indirect, wholly-owned subsidiaries of The Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended January 31, 2003 the amount of the commitment was $800 million and the SCA allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended January 31, 2003.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended January 31, 2003, the Fund incurred fees of approximately $146,300 for the services of PMFS. As of January 31, 2003 approximately $24,400 of such fees were due to PMFS.

      The Fund invested in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended January 31, 2003, the Fund earned income from the Series of approximately $39,300 by investing its excess cash.

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $40,700 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, was approximately $19,400 for the six months ended January 31, 2003. As of January 31, 2003, approximately $3,800 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, other than short-term investments, for the six months ended January 31, 2003, aggregated $60,960,813 and $62,663,029, respectively.

Note 5. Distributions and Tax Information
The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of January 31, 2003 were as follows:

                                                              Total Net
  Tax Basis                                                  Unrealized
of Investments      Appreciation        Depreciation        Appreciation
--------------     ---------------     ---------------     ---------------
 $147,817,776        $5,620,071          $17,311,461        $(11,691,390)

      As of July 31, 2002, the Fund had a capital loss carryforward for tax purposes of approximately $7,499,000 which expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The tax basis differs from the amount shown on the statement of assets and liabilities primarily due to the deferral for federal tax purposes of Post-October net foreign currency losses of $28,013 and $13,240,411 of capital losses incurred in the nine month period ended July 31, 2002 as having incurred in the following fiscal year.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders
                                                                          33

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended January 31, 2003:
Shares sold                                                      548,795    $  4,530,801
Shares reacquired                                               (457,705)     (3,651,450)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      91,090         879,351
Shares issued upon conversion from Class B                        72,427         598,572
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    163,517    $  1,477,923
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2002:
Shares sold                                                      991,885    $  9,815,887
Shares issued in reinvestment of dividends and distributions       8,699          86,992
Shares reacquired                                             (1,193,745)    (11,877,183)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (193,161)     (1,974,304)
Shares issued upon conversion from Class B                       120,209       1,153,531
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (72,952)   $   (820,773)
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Six months ended January 31, 2003:
Shares sold                                                      773,239    $  6,218,727
Shares reacquired                                               (976,647)     (7,753,229)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (203,408)     (1,534,502)
Shares reacquired upon conversion into Class A                   (74,232)       (598,572)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (277,640)   $ (2,133,074)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2002:
Shares sold                                                    1,768,552    $ 17,310,439
Shares issued in reinvestment of dividends and distributions      20,597         202,465
Shares reacquired                                             (1,364,338)    (12,863,100)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     424,811       4,649,804
Shares reacquired upon conversion into Class A                  (122,522)     (1,153,531)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    302,289    $  3,496,273
                                                              ----------    ------------
                                                              ----------    ------------

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended January 31, 2003:
Shares sold                                                    1,143,414    $  9,207,014
Shares reacquired                                               (808,216)     (6,415,857)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    335,198    $  2,791,157
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2002:
Shares sold                                                    2,209,436    $ 21,799,516
Shares issued in reinvestment of dividends and distributions       8,915          87,635
Shares reacquired                                             (1,108,502)    (10,543,165)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,109,849    $ 11,343,986
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Six months ended January 31, 2003:
Shares sold                                                      174,067    $  1,469,587
Shares reacquired                                               (111,456)       (922,906)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     62,611    $    546,681
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2002:
Shares sold                                                      163,862    $  1,630,959
Shares issued in reinvestment of dividends and distributions         740           7,450
Shares reacquired                                               (257,094)     (2,572,131)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (92,492)   $   (933,722)
                                                              ----------    ------------
                                                              ----------    ------------

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Financial Highlights (Unaudited)

                                                                    Class A
                                                              --------------------
                                                                Six Months Ended
                                                              January 31, 2003(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $   8.38
                                                                    --------
Income from investment operations:
Net investment loss                                                     (.02)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (.35)
                                                                    --------
      Total from investment operations                                  (.37)
                                                                    --------
Less distributions:
Dividends in excess of net investment income                              --
Distributions from net realized gains                                     --
                                                                    --------
      Total dividends and distributions                                   --
                                                                    --------
Net asset value, end of period                                      $   8.01
                                                                    --------
                                                                    --------
TOTAL RETURN(b)                                                        (4.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 30,294
Average net assets (000)                                            $ 30,065
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.71%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.46%(c)
   Net investment income (loss)                                         (.57)%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                47%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
(e) Less than $.005 per share.

    36                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class A
------------------------------------------------------------------------------------------------
                   Year Ended July 31,
----------------------------------------------------------        November 18, 1998(a)
      2002               2001(d)              2000(d)           Through July 31, 1999(d)
------------------------------------------------------------------------------------------------
    $  10.70             $  12.95             $  11.52                   $ 10.00
    --------             --------             --------                  --------
        (.03)                  --(e)                --(e)                     --(e)
       (2.27)               (1.27)                2.14                      1.52
    --------             --------             --------                  --------
       (2.30)               (1.27)                2.14                      1.52
    --------             --------             --------                  --------
          --                   --                 (.43)                       --
        (.02)                (.98)                (.28)                       --
    --------             --------             --------                  --------
        (.02)                (.98)                (.71)                       --
    --------             --------             --------                  --------
    $   8.38             $  10.70             $  12.95                   $ 11.52
    --------             --------             --------                  --------
    --------             --------             --------                  --------
      (21.49)%             (10.09)%              18.99%                    15.20%
    $ 30,337             $ 39,528             $ 35,678                   $21,248
    $ 36,151             $ 39,128             $ 27,528                   $10,442
        1.57%                1.64%                1.54%                     1.73%(c)
        1.32%                1.39%                1.29%                     1.48%(c)
        (.35)%                .02%                 .01%                      .02%(c)
          98%                  83%                  67%                       38%

    See Notes to Financial Statements                                     37

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                    Class B
                                                              --------------------
                                                                Six Months Ended
                                                              January 31, 2003(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $   8.20
                                                                    --------
Income from investment operations:
Net investment loss                                                     (.05)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (.35)
                                                                    --------
      Total from investment operations                                  (.40)
                                                                    --------
Less distributions:
Dividends in excess of net investment income                              --
Distributions from net realized gains                                     --
                                                                    --------
      Total dividends and distributions                                   --
                                                                    --------
Net asset value, end of period                                      $   7.80
                                                                    --------
                                                                    --------
TOTAL RETURN(b)                                                        (4.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 64,499
Average net assets (000)                                            $ 67,052
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.46%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.46%(c)
   Net investment income (loss)                                        (1.32)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    38                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class B
------------------------------------------------------------------------------------------------
                   Year Ended July 31,
----------------------------------------------------------        November 18, 1998(a)
      2002               2001(d)              2000(d)           Through July 31, 1999(d)
------------------------------------------------------------------------------------------------
    $  10.55             $  12.86             $  11.47                   $ 10.00
    --------             --------             --------                  --------
        (.11)                (.08)                (.09)                     (.05)
       (2.22)               (1.25)                2.12                      1.52
    --------             --------             --------                  --------
       (2.33)               (1.33)                2.03                      1.47
    --------             --------             --------                  --------
          --                   --                 (.36)                       --
        (.02)                (.98)                (.28)                       --
    --------             --------             --------                  --------
        (.02)                (.98)                (.64)                       --
    --------             --------             --------                  --------
    $   8.20             $  10.55             $  12.86                   $ 11.47
    --------             --------             --------                  --------
    --------             --------             --------                  --------
      (22.08)%             (10.66)%              18.13%                    14.70%
    $ 70,043             $ 86,941             $ 79,793                   $41,049
    $ 82,953             $ 84,949             $ 60,994                   $24,260
        2.32%                2.39%                2.29%                     2.48%(c)
        1.32%                1.39%                1.29%                     1.48%(c)
       (1.09)%               (.72)%               (.71)%                    (.70)%(c)

    See Notes to Financial Statements                                     39

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                    Class C
                                                              --------------------
                                                                Six Months Ended
                                                              January 31, 2003(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $   8.20
                                                                    --------
Income from investment operations:
Net investment loss                                                     (.05)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (.35)
                                                                    --------
      Total from investment operations                                  (.40)
                                                                    --------
Less distributions:
Dividends in excess of net investment income                              --
Distributions from net realized gains                                     --
                                                                    --------
      Total dividends and distributions                                   --
                                                                    --------
Net asset value, end of period                                      $   7.80
                                                                    --------
                                                                    --------
TOTAL RETURN(b)                                                        (4.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 38,278
Average net assets (000)                                            $ 37,752
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.46%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.46%(c)
   Net investment income (loss)                                        (1.32)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    40                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class C
------------------------------------------------------------------------------------------------
                   Year Ended July 31,
----------------------------------------------------------        November 18, 1998(a)
      2002               2001(d)              2000(d)           Through July 31, 1999(d)
------------------------------------------------------------------------------------------------
    $  10.55             $  12.86             $  11.47                   $ 10.00
    --------             --------             --------                  --------
        (.09)                (.08)                (.09)                     (.05)
       (2.24)               (1.25)                2.12                      1.52
    --------             --------             --------                  --------
       (2.33)               (1.33)                2.03                      1.47
    --------             --------             --------                  --------
          --                   --                 (.36)                       --
        (.02)                (.98)                (.28)                       --
    --------             --------             --------                  --------
        (.02)                (.98)                (.64)                       --
    --------             --------             --------                  --------
    $   8.20             $  10.55             $  12.86                   $ 11.47
    --------             --------             --------                  --------
    --------             --------             --------                  --------
      (22.08)%             (10.66)%              18.13%                    14.70%
    $ 37,468             $ 36,507             $ 31,636                   $19,914
    $ 38,874             $ 35,387             $ 26,413                   $15,204
        2.32%                2.39%                2.29%                     2.48%(c)
        1.32%                1.39%                1.29%                     1.48%(c)
       (1.09)%               (.73)%               (.73)%                    (.75)%(c)

    See Notes to Financial Statements                                     41

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                    Class Z
                                                              --------------------
                                                                Six Months Ended
                                                              January 31, 2003(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $ 8.45
                                                                    -------
Income from investment operations:
Net investment income (loss)                                           (.01)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (.35)
                                                                    -------
      Total from investment operations                                 (.36)
                                                                    -------
Less distributions:
Dividends in excess of net investment income                             --
Distributions from net realized gains                                    --
                                                                    -------
      Total dividends and distributions                                  --
                                                                    -------
Net asset value, end of period                                       $ 8.09
                                                                    -------
                                                                    -------
TOTAL RETURN(b)                                                       (4.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $2,321
Average net assets (000)                                             $2,315
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                             1.46%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                             1.46%(c)
   Net investment income (loss)                                        (.33)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    42                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class Z
------------------------------------------------------------------------------------------------
                   Year Ended July 31,
----------------------------------------------------------        November 18, 1998(a)
      2002               2001(d)              2000(d)           Through July 31, 1999(d)
------------------------------------------------------------------------------------------------
    $  10.77             $  12.98             $  11.56                   $ 10.00
    --------             --------             --------                  --------
        (.01)                 .03                  .02                       .02
       (2.29)               (1.26)                2.14                      1.54
    --------             --------             --------                  --------
       (2.30)               (1.23)                2.16                      1.56
    --------             --------             --------                  --------
          --                   --                 (.46)                       --
        (.02)                (.98)                (.28)                       --
    --------             --------             --------                  --------
        (.02)                (.98)                (.74)                       --
    --------             --------             --------                  --------
    $   8.45             $  10.77             $  12.98                   $ 11.56
    --------             --------             --------                  --------
    --------             --------             --------                  --------
      (21.35)%              (9.74)%              19.23%                    15.60%
    $  1,897             $  3,413             $  1,318                   $36,413
    $  2,778             $  2,270             $ 25,793                   $45,999
        1.32%                1.39%                1.29%                     1.48%(c)
        1.32%                1.39%                1.29%                     1.48%(c)
        (.10)%                .23%                 .12%                      .21%(c)

    See Notes to Financial Statements                                     43

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Getting the Most from your Mutual Fund

When you invest, you receive financial advice from a Financial Advisor or Registered Representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                  www.strategicpartners.com    (800) 225-1852

FOR MORE INFORMATION

Strategic Partners Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Clay T. Whitehead

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Lori E. Bostrom, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
    Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
EARNEST Partners, LLC
75 14th Street, Suite 2300
Atlanta, GA 30309

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

RS Investment Management, L.P.
388 Market Street, Suite 1700
San Francisco, CA 94111

Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols    Nasdaq       CUSIP
------------    ------       -----
Class A         PHGAX      86276X509
Class B         PIHGX      86276X608
Class C         PHGCX      86276X707
Class Z         PDHZX      86276X806

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of January 31, 2003, were not audited and, accordingly, no opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

(LOGO)

Fund Symbols    Nasdaq    CUSIP
-----------     ------    -----
Class A    PHGAX    86276X509
Class B    PIHGX    86276X608
Class C    PHGCX    86276X707
Class Z    PDHZX    86276X806

MFSP504E6    IFS-A078619